UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

LOCKHEED MARTIN CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

March 11, 2016

Dear Fellow Stockholders:

On behalf of the Lockheed Martin Board of Directors, it is my pleasure to invite you to our 2016 Annual Meeting of Stockholders. The meeting comes at an exciting time for Lockheed Martin considering the latest events outlined below.

Portfolio Changes
In 2015, we made several strategic moves to reshape our portfolio and position the Corporation for the future. We closed on our acquisition of Sikorsky Aircraft Corporation, a world leader in the design, manufacture and support of military and commercial helicopters, and welcomed nearly 15,000 additional members to the Lockheed Martin team. We share a legacy of innovation and performance with Sikorsky that has shaped the history of aviation for more than a century. Together, we will provide the best value for our customers, employees and stockholders.

We completed a strategic review of our realigned government IT and technical services businesses at Information Systems & Global Solutions (IS&GS). This led to a definitive agreement to combine IS&GS with Leidos Holdings, Inc. as part of a Reverse Morris Trust transaction. The agreement will form a new separate company that aligns our exceptional IS&GS business with an industry leader, and positions the organization for growth and long-term success.

Strong Financial Performance
2015 was an exceptional year for Lockheed Martin. We delivered on our commitments to customers, and our performance and market position yielded strong returns for our stockholders. We increased net earnings per share and generated more than 16 percent total stockholder return, including $1.9 billion in dividends. This was our 13th consecutive year of double-digit dividend rate growth. And, as always, we achieved these results while remaining committed to the ethics, integrity and values that are the hallmark of Lockheed Martin.

Board Member to Retire
At this year’s meeting, Gwendolyn S. King will retire in accordance with the mandatory retirement provision in our bylaws. We wish Mrs. King well in retirement and are extremely grateful for her steady guidance and many important contributions, including the instrumental role she played in drafting and adopting our corporate governance guidelines; establishing the Board’s Ethics and Sustainability Committee; and ensuring that management is accountable for acting responsibly on matters related to environmental safety and health, diversity, human rights and charitable contributions.

Proxy Voting
Because your proxy vote matters, I urge you to cast it promptly — even if you plan to participate in the Annual Meeting. To attend in person, you must register in advance by following the instructions in the accompanying Proxy Statement.

Thank you for your continued support of Lockheed Martin.

Sincerely,

Marillyn A. Hewson
Chairman, President and Chief Executive Officer

Lockheed Martin Corporation
6801 Rockledge Drive Bethesda, MD 20817

Notice of 2016 Annual Meeting of Stockholders

DATE:	Thursday, April 28, 2016

TIME:	8:00 a.m. Eastern Daylight Savings Time

PLACE:	Lockheed Martin Center for Leadership Excellence Auditorium 6777 Rockledge Drive, Bethesda, Maryland 20817

Agenda

1.	Election of 11 director-nominees to serve on the Board for a one-year term ending at next year’s Annual Meeting;

2.	Ratification of the appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditors for 2016;

3.	Advisory vote to approve the compensation of our named executive officers;

4.	Management proposal to re-approve the performance goals for the 2011 Incentive Performance Award Plan;

5.	Consideration of a stockholder proposal described in the accompanying Proxy Statement, if properly presented at the Annual Meeting; and

6.	Consideration of any other matters that may properly come before the meeting.

We have enclosed our 2015 Annual Report to Stockholders. The report is not part of the proxy soliciting materials for the Annual Meeting.

You can vote if you were a stockholder of record on February 26, 2016. Please vote your shares at your earliest convenience. This will help us to ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by telephone, by scanning the QR code with a mobile device or by signing, dating and returning the enclosed proxy card will save the expense of additional solicitation. If you wish to vote by mail, we have enclosed a self-addressed, postage prepaid envelope. Submitting your proxy now will not prevent you from voting your shares at the meeting, as your proxy is revocable at your option.

If you wish to attend the meeting in person, please follow the advance registration instructions on page 89 of the Proxy Statement. For security reasons, all hand-carried items will be subject to inspection and all bags, briefcases and packages must be checked.

Sincerely,

Maryanne R. Lavan
Senior Vice President, General Counsel and Corporate Secretary
March 11, 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on April 28, 2016:
The 2016 Proxy Statement and 2015 Annual Report are available at www.lockheedmartin.com/investor.

4     www.lockheedmartin.com/investor

PROXY STATEMENT

The Board of Directors (the Board) of Lockheed Martin Corporation (the Corporation) is providing the Notice of 2016 Annual Meeting of Stockholders, this Proxy Statement and the proxy card (Proxy Materials) in connection with the Corporation’s solicitation of proxies to be voted at the Annual Meeting of Stockholders (the Annual Meeting) to be held on April 28, 2016, at 8:00 a.m. Eastern Daylight Savings Time, at the Lockheed Martin Center for Leadership Excellence Auditorium, 6777 Rockledge Drive, Bethesda, Maryland 20817, and at any adjournment or postponement thereof. Proxy Materials or a Notice of Internet Availability were first sent to stockholders on or about March 11, 2016.

PROXY SUMMARY

This proxy summary highlights information contained elsewhere in our Proxy Statement. The summary does not contain all of the information that you should consider and we encourage you to read the entire Proxy Statement carefully.

STOCKHOLDERS BENEFIT FROM LOCKHEED
MARTIN’S STRONG 2015 PERFORMANCE

2015 Financial Measures*	2015 Goals ($)	Reported Results ($)	2015 Annual Incentive Assessment
Orders	43,500 – 45,000M	50,229M	Significantly Exceeded
Sales	43,500 – 45,000M	46,132M	Significantly Exceeded
Segment Operating Profit*	5,100 – 5,250M	5,486M	Significantly Exceeded
Cash from Operations	≥ 5,000M	5,101M	Exceeded

*	We use the following non-GAAP terms in this Proxy Statement – “Segment Operating Profit,” “Return on Invested Capital (ROIC),” and “Performance Cash” – which are defined in Appendix A. Please refer to Appendix A for an explanation of these terms as well as our disclosure regarding forward-looking statements concerning future performance or goals for future performance.

2016 Proxy Statement	5

Proxy Summary

2015 Board Composition, Qualifications and Diversity

Board Independence	Board Tenure

Gender	Age Mix

Senior Leadership Experience	Financial Experts

7 directors are current or former Chief Executive Officers who add to the effectiveness of the Board through their leadership experience in large, complex organizations and their expertise in corporate governance, international business operations, strategic planning and risk management.

3 directors meet the Securities and Exchange Commission’s criteria as “audit committee financial experts.”
Global Experience	Government/Military Experience
8 directors have broad leadership experience with multinational companies or in international markets.	5 directors have served in senior government or senior military positions and provide experience and insight into our industry and working with our core customers and governments around the world.

Stockholder Rights

Right to Call Special Meeting	Annual Election of Directors	Mandatory Retirement Age for Directors	Majority Voting for Directors	No Poison Pill

Governance Best Practices

Clawback Policy on all Variable Pay	Stock Ownership Guidelines for Directors and Officers	Overboarding Policy	Independent Directors Meet Regularly Without Management	Annual Board Self-Assessment

6     www.lockheedmartin.com/investor

Proxy Summary

Long-Standing, Active Investor Engagement Program

We actively engage with our investors as part of our annual corporate governance cycle via email, telephone and in person meetings. Our engagement includes the direct involvement of senior management. Stockholders and others also may communicate with our Lead Director and other non-management directors. During 2015, we held 37 meetings with our largest institutional investors and other interested stockholders. These stockholders represented approximately 40 percent of the Corporation’s outstanding shares. We discussed our governance and compensation practices overall and sought feedback on proposed changes to our annual incentive program. Management shared investor feedback directly with the Board of Directors.

In response to investor feedback received during 2015, we enhanced our corporate governance disclosure in this Proxy Statement by providing additional information regarding the:

●Board evaluation and refreshment process;

●Board’s role in enterprise risk management;

●Board’s oversight efforts in corporate responsibility and environmental stewardship; and

●Role and responsibilities of the Audit Committee.

2015 Say-on-Pay Vote Results

At our 2015 Annual Meeting, more than 94 percent of the votes cast by our stockholders approved our say-on-pay proposal. This vote represents our highest approval rate to date.

As part of our ongoing efforts to align our compensation programs with the interests of our stockholders, we consider the input of our stockholders and emerging best practices in adopting our executive pay programs. Most investor feedback related to our pay governance and executive compensation programs was positive. We will continue to engage with our stockholders in 2016.

2015 Compensation Highlights

A substantial portion of compensation paid to our named executive officers (NEOs) is performance-based. We use the 50th percentile of our comparator group to set target compensation but allow for payments to exceed or fall below the target level based upon actual performance. Due to our record levels of performance in 2015, our short- and long-term incentive plans paid out above the targets. This outcome is consistent with our pay for performance philosophy to set pay and targets at market levels, but pay incentive compensation to reflect actual performance.

2016 Proxy Statement	7

Proxy Summary

Board Recommendations on Voting Matters

Proposal	Description	Board Voting Recommendations	Page
1	Election of Directors	FOR ALL DIRECTOR-NOMINEES	22
2	Ratification of Appointment of Independent Auditors	FOR	29
3	Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)	FOR	31
4	Management Proposal to Re-Approve the Performance Goals for the 2011 Incentive Performance Award Plan	FOR	71
5	Stockholder Proposal on Special Meeting Stock Ownership Threshold	AGAINST	81

You can vote in the following ways:

Via the Internet Visit www.investorvote.com	By Telephone In the United States, Canada and Puerto Rico, call 1-800-652-8683; outside the United States call 1-781-575-2300.	By Mail Mark, date and sign your proxy card or voting instruction form and return it in the accompanying postage prepaid envelope.	In Person Attend the meeting to vote in person.

Attendance at the Annual Meeting

If you plan to attend the Annual Meeting, you must be a stockholder as of the record date, February 26, 2016, and obtain an admission ticket in advance following the instructions set forth on page 89.

Requests for admission tickets will be processed in the order in which they are received and must be received no later than April 22, 2016. On the day of the Annual Meeting, each stockholder will be required to present valid, government-issued photographic identification (such as a driver’s license or passport) with his or her admission ticket. The Annual Meeting will begin promptly at 8:00 a.m. Stockholders also will be required to enter through a security check point before being granted access into the Annual Meeting. Cameras, cell phones and other electronic devices will not be permitted in the Annual Meeting. All hand-carried items will be subject to inspection and all bags, briefcases and packages must be checked. The Corporation may implement additional security procedures to ensure the safety of the meeting attendees.

8     www.lockheedmartin.com/investor

CORPORATE GOVERNANCE

Lockheed Martin believes good governance is integral to achieving long-term stockholder value. We are committed to governance policies and practices that serve the interests of the Corporation and its stockholders. The Board monitors emerging issues in the governance community to ensure that it continues to meet its commitment to thoughtful and independent representation of stockholder interests.

The Board’s primary role is to oversee management and represent the interests of stockholders. Directors are expected to attend Board meetings, the meetings of the committees on which they serve and the annual meeting of stockholders. The Board and the committees regularly schedule and hold executive sessions without any members of management present. Between meetings, directors interact with the Chairman, President and Chief Executive Officer (CEO), the Lead Director and other members of management and are available to provide advice and counsel to management.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines (Governance Guidelines) that describe the framework within which the Board and its committees oversee the governance of the Corporation. The current Governance Guidelines are available on the Corporation’s website at www.lockheedmartin.com/corporate-governance, by clicking on “Corporate Governance Guidelines.” The Nominating and Corporate Governance Committee (Governance Committee) regularly assesses our governance practices in light of emerging trends and best practices and formally implements best governance practices that it believes enhance the operation and effectiveness of the Board.

Our Governance Guidelines cover a wide range of subjects, including:

●	The role of the Board and director responsibilities;
●	The role and responsibilities of the Lead Director;
●	Application of our Code of Ethics and Business Conduct (the Code of Conduct) to the Board;
●	Director nomination procedures and qualifications;
●	Director independence standards;
●	Policies for the review, approval and ratification of related person transactions;
●	Director orientation and continuing education;
●	Procedures for annual performance evaluations of the Board and its committees;
●	Director stock ownership guidelines (currently, five times the cash portion of the annual retainer);
●	A clawback policy for executive incentive compensation; and
●	Anti-hedging and anti-pledging transactions involving our stock.

The Governance Guidelines also state that any incumbent director who receives more votes “AGAINST” his or her election than “FOR” his or her election is required to offer his or her resignation to the Board. The Governance Guidelines set forth the procedures to be followed by the Board in considering whether to accept or reject the resignation. See “Majority Voting Policy for Director Elections” on page 12.

Board Role in Strategic Planning

The Corporation’s strategy is reviewed and implemented in a two-year cycle. The first year is devoted to a review and development of an overall strategy and the second year is devoted to refining and assessing the strategy. The cycle then begins again in the following year. The Board is involved in strategic planning for the Corporation throughout the year. In January, the Executive Vice President and Chief Financial Officer (EVP & CFO) reviews the long-range plan with the Board. Annually, the Board convenes a strategic planning session during which management reviews the overall long-range strategy for the Corporation and near-term and long-term initiatives. The Strategic Affairs Committee of the Board meets throughout the year to review the progress of and challenges to the Corporation’s strategy and to approve specific initiatives, including acquisitions and divestitures over a certain size threshold. At each regular Board meeting, the Chairman, President and CEO reviews developments within the context of the Corporation’s strategic framework.

2016 Proxy Statement	9

Corporate Governance

Independent Lead Director

In accordance with our Bylaws and Governance Guidelines, the independent members of the Board annually elect one of the independent directors to serve as the Lead Director by the affirmative vote of a majority of the directors who have been determined to be “independent” for purposes of the New York Stock Exchange (NYSE) listing standards. The Board has structured the role of the Lead Director with sufficient authority to serve as a counter-balance to management. The responsibilities specified in our Bylaws for the Lead Director are to:

●

Preside as Chair at Board meetings while in executive sessions of the non-management members of the Board or executive sessions of the independent directors or if the Chairman is ill, absent, incapacitated or otherwise unable to carry out the duties of Chairman;

●

Determine the frequency and timing of executive sessions of non-management directors and report to the Chairman on all relevant matters arising from those sessions and invite the Chairman to join executive sessions for further discussion as appropriate;

●	Consult with the Chairman and CEO and committee chairs regarding the topics for and schedules of the meetings of the Board and committees and approve the topics for and schedules of Board meetings;
●	Review and approve all Board and committee agendas and provide input to management on the scope and quality of information sent to the Board;
●	Assist with recruitment of director candidates and, along with the Chairman, may extend an invitation to a potential director to join the Board;
●	Act as liaison between the Board and management and among the directors and the committees of the Board;
●	Serve as a member of the Executive Committee of the Board;
●	Serve as an ex-officio member of each committee if not otherwise a member of the committee;
●	Serve as the point of contact for stockholders and others to communicate with the Board;
●	Recommend to the Board and committees the retention of advisors and consultants who report directly to the Board;
●	Call a special meeting of the Board or of the independent directors at any time, at any place and for any purpose; and
●	Perform all other duties as may be assigned by the Board from time to time.

The committee Chairmen also review and discuss the agendas for the meetings in advance of distribution of the agendas and related Board or committee material.

Mr. Archibald was elected by the independent directors as Lead Director, effective at the conclusion of the 2015 Annual Meeting and has served in that capacity since that time. Stockholders and other interested parties may communicate with the Lead Director by email at Lead.Director@lmco.com.

Positions of Chairman and Chief Executive Officer

The Board regularly reviews its leadership structure in light of the Corporation’s then current needs, governance trends, internal assessments of Board effectiveness and other factors. The Board reviews and considers whether the positions of Chairman and CEO should be combined or separated as part of an ongoing review of the effectiveness of the Corporation’s governance structure.

The Board believes that it must be independent and must provide strong and effective oversight, but also believes that the independent Board members should have the flexibility to respond to changing circumstances and choose the model that best fits the then-current situation.

As a result, the roles of Chairman and CEO have been split from time to time to facilitate leadership transitions, while at other times the roles have been combined.

The Board believes that, at the present time, the Corporation is best served by allocating governance responsibilities between a combined Chairman and CEO and an independent Lead Director with robust responsibilities. This structure allows the Corporation to present a single face to our customers through the combined Chairman and CEO position while at the same time providing an active role and voice for the independent directors through the Lead Director. In making this determination, the independent members of the Board considered:

●	Trends in governance and in stockholder proposals for separating the roles;
●	The limited support for stockholder proposals requiring the separation of the roles at the Corporation in prior years;
●

The role of the independent directors in the governance of the Corporation, including the scheduling of an executive session of the independent directors at every Board meeting, regular Board review and consideration of the CEO succession plan, the scope of the duties of the Lead Director and the oversight of the CEO’s compensation by the Management Development and Compensation Committee (Compensation Committee), a committee composed entirely of independent directors that is advised by an outside independent compensation consultant;

●	Ms. Hewson’s strong performance as a leader since her election as CEO;

10     www.lockheedmartin.com/investor

Corporate Governance

●	The fact that Ms. Hewson is the only representative of management on the Board; and
●	The desirability of having consolidated leadership engagement with government customers as well as the leadership of the U.S. Department of Defense and other agencies of the U.S. Government.

The independent directors plan to continue to review the leadership structure on an ongoing basis to ensure that it continues to meet the Corporation’s needs.

Board Evaluation and Refreshment

To enhance Board functioning and the effectiveness of the Board relationship with management for the benefit of our stockholders, the Board regularly evaluates its performance through self-assessments, corporate governance reviews and periodic charter reviews. Those evaluations, changes in our business strategy or operating environment and the future needs of the Board in light of anticipated director retirements are used to identify desired backgrounds and skill sets for future Board members. The Board also maintains tenure policies (contained in our Governance Guidelines) as a means of ensuring that the Board regularly benefits from a balanced mix of perspectives and experiences.

Board Refreshment Elements
Annual Performance Assessment

The Board conducts a self-assessment of its performance and effectiveness as well as that of its committees on an annual basis. The self-assessments help track progress in certain areas targeted for improvement from year to year and to identify ways to enhance the Board’s and committees’ effectiveness. For 2015, each director completed a written questionnaire. The questions were open-ended to solicit candid feedback. The collective ratings and comments are compiled, summarized and presented to the Governance Committee and the full Board.

Governance Committee Review

Each year the Governance Committee recommends to the Board the slate of directors to propose as nominees for election by the stockholders at the Annual Meeting. The process for identifying and evaluating candidates to be nominated to the Board starts with an evaluation of a candidate by the Chairman of the Governance Committee followed by the entire Governance Committee and the Chairman of the Board. The Governance Committee has retained a third party firm to assist in the identification and evaluation of potential director candidates.

The Board seeks a diverse group of candidates who, at a minimum, possess the background, skills, expertise and time to make a significant contribution to the Board, the Corporation and its stockholders. The Governance Guidelines list criteria against which candidates may be judged. The Governance Committee considers, among other things:

●Input from the Board’s self-assessment process to prioritize areas of expertise that were identified;
●Investor feedback and perceptions;
●The candidates’ skills and competencies to ensure they are aligned to the Corporation’s future strategic challenges and opportunities;
●The future needs of the Board in light of anticipated director retirements; and
●A balance between public company and customer-related experience.

Board Committee Assignments

In February of each year, the Governance Committee reviews the membership, tenure and leadership of each of the committees and considers possible changes given the additional qualifications and skill sets of newer members on the Board or a desire for committee rotation or refreshment. The Governance Committee also takes into consideration the membership requirements and responsibilities set forth in each of the respective committee charters and Governance Guidelines as well as any upcoming vacancies on the Board due to our mandatory retirement age. The Governance Committee recommends to the Board any proposed changes to committee assignments and leadership to be made effective at the next annual meeting of stockholders.

Nominees by Stockholders

Director candidates also may be identified by stockholders and will be evaluated and considered by the Governance Committee. Stockholder proposals for nominations for the 2017 Annual Meeting should be submitted between the dates of October 12, 2016 and November 11, 2016, inclusive, to: Nominating and Corporate Governance Committee, c/o Senior Vice President, General Counsel and Corporate Secretary, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817. Additional information can be found in Section 1.10 of our Bylaws on the Corporation’s website at www.lockheedmartin.com/corporate-governance.

Onboarding and Continuing Education

Upon joining the Board, directors are provided with an orientation about the Corporation, including our business operations, strategy and governance. Directors may attend outside director continuing education programs sponsored by educational and other institutions to assist them in staying abreast of developments in corporate governance and critical issues relating to the operation of public company boards. Members of our senior management regularly review with the Board the operating plan of each of our Business Segments and the Corporation as a whole. The Board also conducts periodic visits to our facilities as part of its regularly scheduled Board meetings.

2016 Proxy Statement	11

Corporate Governance

Our Tenure Guidelines
Mandatory Retirement Age	Directors must retire at age 75.
Employment Change	Directors must offer to resign upon any substantial change in principal employment.
Failed Election	Directors must offer to resign as a result of a failed stockholder vote.

Overboarding Policy

The Board recognizes that its members benefit from service on the boards of other companies and it encourages such service. The Board also believes, however, that it is critical that directors dedicate sufficient time to their service on the Corporation’s Board. Therefore, the Governance Guidelines provide that, without obtaining the approval of the Governance Committee:

●	A director may not serve on the boards of more than four other public companies;
●	If the director is an active chief executive officer or equivalent of another public company, the director may not serve on the boards of more than two other public companies;
●	No member of the Audit Committee may serve on more than two other public company audit committees; and
●	No member of the Compensation Committee may serve on more than three other public company compensation committees.

Directors must notify the CEO, Lead Director and Senior Vice President, General Counsel and Corporate Secretary before accepting an invitation to serve on the board of any other public company.

Majority Voting Policy for Director Elections

The Corporation’s Charter and Bylaws provide for simple majority voting. Pursuant to the Governance Guidelines, in any uncontested election of directors, any incumbent director who receives more votes “AGAINST” than votes “FOR” is required to offer his or her resignation for Board consideration.

Upon receipt of a resignation of a director tendered as a result of a failed stockholder vote, the Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action is recommended. In considering the tendered resignation, the Board will consider the Governance Committee’s recommendation as well as any other factors it deems relevant, which may include:

●	The qualifications of the director whose resignation has been tendered;
●	The director’s past and expected future contributions to the Corporation;
●	The overall composition of the Board and its committees;
●	Whether accepting the tendered resignation would cause the Corporation to fail to meet any applicable rule or regulation (including NYSE listing standards and the federal securities laws); and
●	The percentage of outstanding shares represented by the votes cast at the Annual Meeting.

Any director whose resignation has been tendered may not participate in the deliberations of the Governance Committee or in the Board’s consideration of the Governance Committee’s recommendation with respect to such director. In the event that a majority of the members of the Governance Committee have offered to resign as a result of their failure to receive the required vote for election by the stockholders, then the independent members of the Governance Committee who have not offered to resign, without further action by the Board, will constitute a committee of the Board for the purpose of considering the offered resignations and will recommend to the Board whether to accept or reject those offers and, if appropriate, make a recommendation to take other actions. If there are no such independent directors, then all of the independent directors, excluding the director whose offer to resign is being considered, without further action of the Board, will constitute a committee of the Board to consider each offer to resign, make a recommendation to the Board to accept or reject that offer and, if appropriate, make a recommendation to take other actions.

The Board will act on a tendered resignation within 90 days following certification of the stockholder vote for the annual meeting and will promptly disclose its decision and rationale as to whether to accept the resignation (or the reasons for rejecting the resignation, if applicable) in a press release, in a filing with the Securities and Exchange Commission (SEC), or by other public announcement, including a posting on the Corporation’s website.

If a director’s resignation is accepted by the Board, or if a nominee for director who is not an incumbent director is not elected, the Board may fill the resulting vacancy or may decrease the size of the Board pursuant to the Corporation’s Bylaws. The Board may not fill any vacancy so created with a director who was nominated but not elected at the annual meeting by the vote required under the Corporation’s Bylaws.

12     www.lockheedmartin.com/investor

Corporate Governance

Management Succession Planning

Management has established semi-annual talent reviews that coincide with our business operating reviews, as well as quarterly reviews within each of our operating businesses. During these reviews, the executive leadership team discusses succession plans for key positions and identifies top talent for development in future leadership roles.

The Board also is actively engaged in talent management. Annually, the Board evaluates our succession strategy and leadership pipeline for key roles. High potential leaders are given exposure and visibility to Board members through formal presentations and informal events. More broadly, the Board is regularly updated on key talent indicators for the overall workforce, including diversity, recruiting and development programs. Board members also are active partners, engaging and spending time with our high potential leaders throughout the year at Board meetings and other events.

Board Role in Enterprise Risk Management

Our risk management philosophy is to balance risk and reward within management and the Board’s risk tolerance. This is accomplished through risk management practices, core values and our code of conduct, each of which reinforces a risk transparent culture. The Board and its committees receive risk updates throughout the year. Executive management provides updates on risks managed at the enterprise level. Business area management provides updates on risks to individual business area objectives.

The Board considers the full spectrum of business risks including strategic, operational, financial, reputation and compliance risks. Oversight of risk is assigned to the full Board unless delegated to one of the standing committees. The Audit Committee reviews our policies and practices with respect to risk assessment and risk management, identification and oversight of the Corporation’s major financial risk exposures and the steps that have been taken to monitor and control such exposures. The Audit Committee reports the results of its review to the Board.

The Board’s committees review risks within their respective domains. Risk mitigation for the risks identified as most significant to our corporate objectives and strategy are reviewed by the Strategic Affairs Committee or the full Board.

Risk Governance
Board Committee	Risk Purview
Audit	Financial and compliance risk and risk process
Classified Business and Security	Classified programs and security of personnel, facilities and data related risks including cyber
Ethics and Sustainability	Employee safety and health and ethical conduct risk
Compensation	Talent, workforce and incentive performance compensation risks
Strategic Affairs	Risks related to business strategy and identified enterprise risks
Governance	Board composition and corporate governance function and process risks

Management employs three levels of controls in providing risk assurance for the Board. Line management provides day-to-day procedures and controls. Functional and corporate management conduct reviews and oversight and Internal Audit, including external auditors, offers an additional level of risk-based assurance.

In 2015, the Board and its Committees received reports on the enterprise risk mitigation plans for risks identified as most significant by management, including reports on cyber security.

2016 Proxy Statement	13

Corporate Governance

Stockholder Right to Call Special Meeting

Any stockholder who individually owns 10 percent, or stockholders who in the aggregate own 25 percent, of the outstanding common stock may demand the calling of a special meeting to consider any business properly before the stockholders. Our Bylaws do not restrict the timing of a request for a special meeting. The only subject matter restriction is that we are not required to call a special meeting to consider a matter that is substantially the same as a matter voted on at a special meeting within the preceding 12 months unless requested by a majority of all stockholders. The Board believes that our current governance practice strikes an appropriate balance between the right of stockholders to call a special meeting and the interests of the Corporation and its stockholders in promoting the appropriate use of company resources. The 25 percent threshold is the most prevalent standard among the companies in our comparator group. The Board added the 10 percent threshold in light of our institutional ownership profile which has included large holdings by a single investor.

The Board recommends that you vote AGAINST Stockholder Proposal 5 on page 81 requesting that the Board change the stock ownership threshold to call a special meeting. We believe that the proposal is unnecessary because our stockholders already have a meaningful right to call special meetings.

No Poison Pill

The Corporation does not have a Stockholder Rights Plan, otherwise known as a “Poison Pill.” Through our Governance Guidelines, the Board has communicated that it has no intention of adopting one at this time. The Board has indicated that, if it were to adopt a Stockholder Rights Plan, the Board would seek stockholder ratification within 12 months of the date of adoption.

Director Independence

Eleven of our current directors are independent under applicable NYSE listing standards. Under the NYSE listing standards and our Governance Guidelines, a director is not independent if the director has a direct or indirect material relationship with the Corporation. The Governance Committee annually reviews the independence of all directors and reports its findings to the full Board. To assist in this review, the Board has adopted director independence guidelines that are included in our Governance Guidelines, which are available on our Corporation’s website at www.lockheedmartin.com/corporate-governance.

Our director independence guidelines set forth certain relationships between the Corporation and directors and their immediate family members or affiliated entities, which the Board, in its judgment, has deemed to be material or immaterial for purposes of assessing a director’s independence. In the event a director has a relationship with the Corporation that is not addressed in the independence guidelines, the independent members of the Board determine whether the relationship is material.

The Board has determined that the following directors are independent: Daniel F. Akerson, Nolan D. Archibald, Rosalind G. Brewer, David B. Burritt, Bruce A. Carlson, James O. Ellis, Jr., Thomas J. Falk, Gwendolyn S. King, James M. Loy, Joseph W. Ralston and Anne Stevens. Marillyn A. Hewson is an employee of the Corporation and is not independent under the NYSE listing standards or our Governance Guidelines. In determining that each of the non-management directors is independent, the Board considered the relationships described under “Certain Relationships and Related Person Transactions of Directors, Executive Officers and 5 Percent Stockholders,” on page 15, which it determined were immaterial to the individual’s independence.

The Governance Committee and Board considered that the Corporation in the ordinary course of business purchases products and services from, or sells products and services to, companies or subsidiaries or parents of companies at which some of our directors (or their immediate family members) are or have been directors or officers and to other institutions with which some of these individuals have or have had relationships. These relationships

14     www.lockheedmartin.com/investor

Corporate Governance

included: Mr. Akerson (LDiscovery, LLC, The Carlyle Group and Northrop Grumman Corporation (family member employer)); Mrs. Brewer (Wal-Mart Stores, Inc. which includes Sam’s Club); Mr. Ellis (Level 3 Communications, Inc., Draper Laboratory and Stanford University Hoover Institution); Mr. Falk (Catalyst, Inc.); Mrs. King (ESPN (family member employer)), Mr. Loy (The Cohen Group) and Mr. Ralston (The Cohen Group, The Timken Company and Lynden Air Cargo). In determining that these relationships did not affect the independence of those directors, the Board considered that none of the directors had any direct or indirect material interest in, or received any special compensation in connection with, the Corporation’s business relationships with those entities. In addition to their consideration of these ordinary course of business transactions, the Governance Committee and the Board relied upon the director independence guidelines included in our Governance Guidelines to conclude that contributions to a tax-exempt organization by the Corporation did not create any direct or indirect material interest for the purpose of assessing director independence.

The Governance Committee also concluded that all members of each of the Audit Committee, the Compensation Committee and the Governance Committee are independent within the meaning of our Governance Guidelines and NYSE listing standards, including the additional independence requirements applicable to members of the Audit Committee, Compensation Committee and Governance Committee.

Related Person Transaction Policy

The Board has approved a written policy and procedures for the review, approval and ratification of transactions among the Corporation and its directors, executive officers and their related interests. A copy of the policy is available on the Corporation’s website at www.lockheedmartin.com/corporate-governance. Under the policy, all related person transactions (as defined in the policy) are to be reviewed by the Governance Committee. The Governance Committee may approve or ratify related person transactions at its discretion if deemed fair and reasonable to the Corporation. This may include situations where the Corporation provides products or services to related persons on an arm’s length basis on terms comparable to those provided to unrelated third parties. Any director who participates in or is the subject of an existing or potential related person transaction may not participate in the decision-making process of the Governance Committee with respect to that transaction.

Under the policy, and consistent with applicable SEC regulations and NYSE listing standards, a related person transaction is any transaction in which the Corporation was, is or will be a participant, where the amount involved exceeds $120,000, and in which a related person had, has, or will have a direct or indirect material interest. A related person includes any director or director-nominee, any executive officer of the Corporation, any person who is known to be the beneficial owner of more than five percent of any class of the Corporation’s voting securities, or an immediate family member of any person described above.

Our policy requires each director and executive officer to complete an annual questionnaire to identify his or her related interests and persons, and to notify the Corporation of changes in that information. Based on that information, the Corporation maintains a master list of related persons for purposes of tracking and reporting related person transactions.

Because it may not be possible or practical to pre-approve all related person transactions, the policy contemplates that the Governance Committee may ratify transactions after they commence or pre-approve categories of transactions or relationships. If the Governance Committee declines to approve or ratify a transaction, the related person transaction is referred to management to make a recommendation to the Governance Committee concerning whether the transaction should be terminated or amended in a manner that is acceptable to the Governance Committee.

Certain Relationships and Related Person Transactions of Directors, Executive Officers and 5 Percent Stockholders

The following transactions or relationships are considered to be “related person” transactions under our corporate policy and applicable SEC regulations and NYSE listing standards.

Two of our directors, Mr. Loy and Mr. Ralston, are employed as Senior Counselor and Vice Chairman, respectively, of The Cohen Group, a consulting business that performs services for the Corporation. In 2015, we paid The Cohen Group $522,500 for consulting services and related expenses. Neither Mr. Loy nor Mr. Ralston’s compensation earned at The Cohen Group is impacted by the consulting services delivered to the Corporation. The Board annually assesses and reviews the Corporation’s relationship with The Cohen Group and has determined that the breadth of military experience coupled with their top security clearances bring a unique value to the Board, particularly with the oversight of our classified programs. Neither Mr. Loy nor Mr. Ralston serves on our Audit, Compensation or Governance Committees.

2016 Proxy Statement	15

Corporate Governance

We currently employ approximately 126,000 employees and have an active recruitment program for soliciting job applications from qualified candidates. We seek to hire the most qualified candidates and consequently do not preclude the employment of family members of current directors and executive officers. A related person transaction (and compensation) involved a Board member’s (Joseph Ralston) brother-in-law, Mark E. Dougherty, who is employed as a Capture Management Principal. Mr. Dougherty’s 2015 base salary was $174,253, and he received an employee incentive plan award of $16,900. His base salary was increased to $179,655 for 2016 and he received an employee incentive plan award of $13,900. Mr. Dougherty may participate in other employee benefit plans and arrangements that generally are made available to other employees at the same level (including health, welfare, vacation and retirement plans). His compensation was established in accordance with the Corporation’s employment and compensation practices applicable to employees with equivalent qualifications, experience and responsibilities. Mr. Dougherty did not serve as an executive officer of the Corporation during 2015.

From time to time, the Corporation has purchased services in the ordinary course of business from financial institutions that beneficially own five percent or more of our common stock. In 2015, the Corporation paid $11,691,143 to State Street Corporation and its affiliates (including State Street Bank and Trust Company) for investment management, custodial, benefit plan administration fees and credit facility fees; $903,442 to BlackRock, Inc. and its affiliates for investment management of fixed-income assets held in the Corporation’s master savings trust; $5,402,796 to Capital Guardian, an affiliate of Capital World Investors, for investment management fees and $307,665 to The Vanguard Group, Inc. and its affiliates for investment management services.

16     www.lockheedmartin.com/investor

ETHICS AND SUSTAINABILITY

Governance Structure

The Ethics and Sustainability Committee of the Board of Directors oversees efforts in corporate responsibility, human rights, environmental stewardship, political contributions, employee safety and health, ethical business practices, community outreach, philanthropy, diversity and inclusion and equal opportunity, as well as the Corporation’s record of compliance with related laws and regulations.

Independent Reporting	Ethics and Sustainability Committee
The Vice President, Ethics and Sustainability, has a dual reporting relationship, both to the Chairman, President and CEO and also independently to the Board of Directors.

5 Independent Directors comprise this Board committee, which provides oversight for the Ethics and Sustainability programs, approves the Code of Conduct and reviews Sustainability Management Plan performance, stakeholder engagement and environmental and social risks and initiatives.

Executive Leadership Team	Business Segment Steering Committees
The Chairman, President and CEO, with her executive leadership team, review the operations of the Ethics and Sustainability programs at least twice annually.	The Executive Vice President of each Business Segment chairs a steering committee that regularly reviews the ethics program within that Business Segment.

Ethics

We strive to enhance our high standards and controls for ethical business conduct, compliance and transparency. Our values – Do What’s Right, Respect Others and Perform with Excellence – underpin our comprehensive Code of Conduct and Supplier Code of Conduct. The Code of Conduct, which has been in place since the Corporation was formed in 1995 (available on the Corporation’s website at www.lockheedmartin.com/us/who-we-are/ethics/code.html), applies to all Board members as well as officers and employees. It provides our policies and expectations for a number of topics, including our commitment to good citizenship, promoting a positive and safe work environment, providing transparency in our public disclosures, zero tolerance for corruption, avoiding conflicts of interest, honoring the confidentiality of sensitive information, preservation and use of company assets, compliance with all laws, preventing retaliation against reporting parties and operating with integrity in all that we do. To implement this Code of Conduct, Board members, officers and employees participate annually in ethics training. There were no waivers from any provisions of our Code of Conduct or amendments applicable to any Board member or executive officer in 2015.

In 2015, Lockheed Martin:

●	Introduced more interactive testing techniques in an updated anti-corruption virtual training platform. The Ethics staff also led engagement activities at 100 company locations to educate employees regarding potential risk factors, enhance ethics office accessibility and strengthen guidance for small and physically or organizationally remote sites.

●	Streamlined our “Gifts and Business Courtesies” and “Compliance with Anti-Corruption Laws” policies and launched an online tool for employees to verify adherence to these policies on a case-by-case basis.

Notable ethics achievements in 2015 include:

●	Distinguished as one of only four aerospace and defense companies worldwide to earn an A rating from Transparency International-UK for anti-corruption controls and practices.

●	Won the 2015 Corporate Governance Award for Best Ethics and Compliance Program among large-cap companies from Corporate Secretary magazine.

●	Earned a total of four communications awards for our Ethics Awareness and Training materials.

2016 Proxy Statement	17

Ethics and Sustainability

Sustainability

Our sustainability mission is to foster innovation, integrity and security to protect the environment, strengthen communities and foster responsible growth. First and foremost, our sustainability strategy guides a systematic approach to understand and manage environmental, social and governance risks that represent stakeholder priorities and drivers of long-term business success.

In 2015, Lockheed Martin:

●	Published its fourth annual sustainability report, which discloses performance indicators on our environmental, social and governance commitments and responsibilities and adheres to the Global Reporting Initiative (GRI) G4 Core Guidelines. Our sustainability reports are available at www.lockheedmartin.com/sustainability.

●	Reviewed mid- and full-year performance of our Sustainability Management Plan commitments with our executive leadership team. This process helps to identify better business opportunities, strengthen enterprise risk management mechanisms, enhance our reputation and stakeholder confidence, drive energy and natural resource efficiency, and maximize our investments of financial, human and natural capital.

●	In our biennial practice, we re-examined our prioritization of sustainability issues based on their importance to stakeholders and relevant potential impact to the Corporation. We convened six summits in North America and Europe involving 80 internal and external stakeholders as part of an analysis of global mega-trends and critical issues.

Notable sustainability achievements in 2015 include:

●	Selected as only U.S. aerospace and defense prime contractor to the Dow Jones Sustainability World Index, which included Lockheed Martin for the second consecutive year. Selected as only U.S. aerospace and defense company to receive Silver Class distinction from RobecoSAM for excellence in sustainability performance.

●	Earned an A rating from MSCI for environmental, social and governance management and performance.

●	Named by CDP (formerly Carbon Disclosure Project) as one of the top companies worldwide for climate disclosure.

●	Included in the top ten among 100 Best Corporate Citizens by Corporate Responsibility (CR) Magazine.

●	Recognized by the Sustainable Purchasing Leadership Council with five Outstanding Case Study Awards for supplier spend analysis, ethics supplier mentoring, e-waste and manufacturing waste stewardship and our sustainable supply chain management program.

Supplier and Community Engagement

In 2015, Lockheed Martin partnered with suppliers, the community and non-governmental organizations to strengthen our communities and foster responsible growth, including:

●	Achieved approximately $4.7 billion in total spending with more than 9,700 small businesses, including businesses owned by women, veterans and service-disabled veterans, small, disadvantaged businesses and businesses located in historically under-utilized business zones. Small businesses represent approximately 64 percent of our entire active supplier base.

●	Became one of the first companies to take the pledge to participate in the U.S. Small Business Administration (SBA) ‘SupplierPay’ Initiative, introduced in 2014. As part of the pledge, Lockheed Martin began an accelerated payment schedule that provides prompt payment to over 7,000 small business suppliers.

●	Provided training to approximately 80 current, past or potential protégé small businesses under various federal government agency Mentor-Protégé programs.

●	Hired approximately 3,300 military veterans, representing approximately 36 percent of all external hires.

●	Introduced a Fast Track Supplier Mentoring program, which was developed as an option to accommodate suppliers interested in enhancing or implementing the elements of an effective ethics program. The program is designed to facilitate broader discussion of industry best practices through an accelerated, virtual, consolidated, group-based approach.

●	Contributed nearly $27 million to 975 organizations, with a strategic focus on advancing science, technology, engineering and math (STEM) education and supporting military and veteran causes. Separately, our employees donated more than $19.1 million and reported volunteering more than one million hours to worthy causes. Over the last decade, employees have generously volunteered nearly 12 million hours of their own time in service to their communities.

●	Supported voluntarily the Conflict-Free Sourcing Initiative (CFSI) audit fund and selected two tin smelters that were identified as potential sources of supply in our supply chain, but had not yet been validated as conflict-free by the CFSI. This is a non-required element of our Conflict Minerals Program.

18     www.lockheedmartin.com/investor

COMMITTEES OF THE BOARD OF DIRECTORS

The Board has seven standing committees. The following table lists our Board committees, the chairs of each committee, the directors who served on them following the 2015 annual meeting and the number of committee meetings held in 2015. Charters for each committee are available on the Corporation’s website at www.lockheedmartin.com/corporate-governance.

2015 Membership on Board Committees

Director	Age	Director Since	Independent	Audit	Classified Business and Security	Ethics and Sustainability	Executive	Management Development and Compensation	Nominating and Corporate Governance	Strategic Affairs
Daniel F. Akerson	67	2014	Yes	X	X		X	Chair
Nolan D. Archibald[1]	72	2002	Yes				X	X	Chair	X
Rosalind G. Brewer	53	2011	Yes			X		X	X
David B. Burritt	60	2008	Yes	X				X		X
Bruce A. Carlson	66	2015	Yes		X				X
James O. Ellis, Jr.	68	2004	Yes	X	X		X			Chair
Thomas J. Falk	57	2010	Yes	Chair			X	X	X
Marillyn A. Hewson	62	2012	No				Chair
Gwendolyn S. King	75	1995	Yes			X			X
James M. Loy	73	2005	Yes		X	Chair	X			X
Joseph W. Ralston	72	2003	Yes		Chair	X	X			X
Anne Stevens	67	2002	Yes			X			X	X
Meetings held in 2015				7	3	3	0	5	4	3

(1)	Mr. Archibald succeeded Douglas McCorkindale as Lead Director effective following the 2015 Annual Meeting.

Audit Committee

The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities relating to the financial condition of the Corporation, the integrity of the Corporation’s financial statements and the Corporation’s compliance with legal and regulatory requirements. In addition, the Audit Committee has oversight of the Corporation’s internal audit organization, including enterprise risk management processes. It is directly responsible for the appointment, compensation, retention, oversight and termination of the Corporation’s independent auditors. The Audit Committee also is responsible for reviewing the allocation of resources, the Corporation’s financial condition and capital structure and policies regarding derivatives and capital expenditures. The Audit Committee meets privately with the Vice President, Internal Audit, and the Corporation’s independent auditors, Ernst & Young LLP. The functions of the Audit Committee are further described under the heading “Audit Committee Report” on page 21.

All the members of the Audit Committee are independent within the meaning of the NYSE listing standards, applicable SEC regulations and our Governance Guidelines. To be considered independent under applicable SEC regulations, a member of the Audit Committee cannot accept any consulting, advisory or other compensatory fee from the Corporation, or be an affiliated person of the Corporation or its subsidiaries.

The Board has determined that Mr. Falk, Chairman of the Audit Committee, Mr. Akerson and Mr. Burritt are qualified audit committee financial experts within the meaning of applicable SEC regulations. All members of the Audit Committee have accounting and related financial management expertise sufficient to be considered financially literate within the meaning of the NYSE listing standards.

2016 Proxy Statement	19

Committees of the Board of Directors

Classified Business and Security Committee

The Classified Business and Security Committee (the CBS Committee) assists the Board in fulfilling its oversight responsibilities relating to the Corporation’s classified business activities and the security of personnel, data and facilities. The CBS Committee consists of three or more directors who meet the independence requirements of the NYSE listing standards and who possess the appropriate security clearance credentials, at least one of whom must be a member of the Audit Committee, and none of whom are officers or employees of the Corporation and are free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a member of the CBS Committee. All members of the CBS Committee hold high-level security clearances.

Ethics and Sustainability Committee

The purpose of the Ethics and Sustainability Committee is to assist the Board in fulfilling its oversight responsibilities relating to the Corporation’s ethical conduct, sustainability, environmental stewardship and employee safety and health. The Ethics and Sustainability Committee monitors compliance and recommends changes to our Code of Conduct. It reviews our policies, procedures and compliance with respect to sustainability, including corporate responsibility, human rights, environmental stewardship, employee safety and health, ethical business practices, community outreach, philanthropy, diversity, inclusion and equal opportunity. It oversees matters pertaining to community and public relations, including government relations, political contributions and expenditures and charitable contributions. The Ethics and Sustainability Committee meets privately with the Vice President, Ethics and Sustainability, and the Senior Vice President, Corporate Secretary and General Counsel.

Executive Committee

The Executive Committee serves primarily as a means for taking action requiring Board approval between regularly scheduled meetings of the Board. The Executive Committee is authorized to act for the full Board on all matters other than those specifically reserved by Maryland law to the full Board. The Chairman of the Board chairs the Executive Committee.

Management Development and Compensation Committee

The Compensation Committee reviews and approves the corporate goals and objectives relevant to the compensation of the CEO, evaluates the performance of the CEO and, either as a committee or together with the other independent members of the Board, determines and approves the compensation philosophy and levels for the CEO and other members of senior management.

Additional information regarding the role of the Compensation Committee and our compensation practices and procedures is provided under the captions “Compensation Committee Report” on page 32, “Compensation Discussion and Analysis (CD&A)” beginning on page 32 and “Other Corporate Governance Considerations in Compensation” on page 51.

All members of the Compensation Committee are independent within the meaning of the NYSE listing standards, applicable SEC regulations and our Governance Guidelines.

Nominating and Corporate Governance Committee

The Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance, including our Governance Guidelines. The Governance Committee assists the Board by selecting candidates to be nominated to the Board, making recommendations concerning the composition of Board committees and overseeing the evaluation of the Board and its committees.

The Governance Committee reviews and recommends to the Board the compensation of directors. Our executive officers generally do not play a role in determining director pay other than to gather publicly available information.

All members of the Governance Committee are independent within the meaning of the NYSE listing standards, applicable SEC regulations, and our Governance Guidelines.

20     www.lockheedmartin.com/investor

Committees of the Board of Directors

Strategic Affairs Committee

The Strategic Affairs Committee reviews and recommends to the Board management’s long-term strategy for the Corporation and reviews risks and opportunities to the strategy as identified by the Corporation’s Enterprise Risk Management processes. The Strategic Affairs Committee reviews and recommends to the Board certain significant strategic decisions regarding exit from and entry into lines of business, acquisitions, joint ventures, investments or dispositions of businesses and assets and the financing of related transactions.

Audit Committee Report

The Audit Committee of the Board of Directors is responsible for overseeing the Corporation’s accounting, auditing and financial reporting process, financial risk assessment and management process and for monitoring compliance with certain regulatory and compliance matters, on behalf of the Board of Directors.

The Corporation’s management is responsible for preparing the quarterly and annual consolidated financial statements, the financial reporting process, and maintaining and evaluating disclosure controls and procedures and a system of internal control over financial reporting.

In addition to its oversight of the Corporation’s internal audit organization, the Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Corporation’s independent auditors, Ernst & Young LLP (Ernst & Young), an independent registered public accounting firm. The independent auditors are responsible for performing an independent audit of the Corporation’s annual consolidated financial statements and internal controls over financial reporting and expressing an opinion on the conformity of those consolidated financial statements with U.S. generally accepted accounting principles and on the effectiveness of the Corporation’s internal control over financial reporting.

In connection with the preparation of the Corporation’s financial statements as of and for the year ended December 31, 2015, the Audit Committee reviewed and discussed with management and Ernst & Young the Corporation’s audited consolidated financial statements, including discussions regarding critical accounting policies, financial accounting and reporting principles and practices, the quality of such principles and practices, the reasonableness of significant judgments and estimates, and the effectiveness of internal control over financial reporting. The Audit Committee also discussed with Ernst & Young, with and without management, the quality of the financial statements, clarity of the related disclosures, effectiveness of internal control over financial reporting and other items required under Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16, Communications with Audit Committees. Additionally, the Audit Committee received and reviewed the written disclosures and letter from Ernst & Young regarding its independence from the Corporation required by PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence. The Audit Committee has also discussed with Ernst & Young any matters affecting its independence from the Corporation.

Based on the Audit Committee’s reviews and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the year ended December 31, 2015 be included in Lockheed Martin Corporation’s Annual Report on Form 10-K for 2015 for filing with the SEC. The Audit Committee also reappointed Ernst & Young to serve as the Corporation’s independent auditors for 2016, and requested that this appointment be submitted to the Corporation’s stockholders for ratification at the Annual Meeting. The Board of Directors approved the Audit Committee’s recommendations.

Submitted on February 26, 2016 by the Audit Committee:

Thomas J. Falk, Chairman Daniel F. Akerson	David B. Burritt James O. Ellis, Jr.

2016 Proxy Statement	21

PROPOSAL 1: ELECTION OF DIRECTORS

There are 11 director-nominees for election to the Board at the Annual Meeting. Each director-nominee currently serves as a director and was recommended for nomination by the Governance Committee. The Governance Committee has determined that all the director-nominees, except for Marillyn A. Hewson, Chairman, President and CEO, are independent under the listing standards of the NYSE and our Governance Guidelines. The Board ratified the slate of director-nominees and recommends that our stockholders vote for the election of all the individuals nominated by the Board.

The Board has fixed the number of directors to 11 at the present time. The Governance Committee and the Board will continue to review and assess additional candidates for the Board from time to time. Any candidates identified after the 2016 Annual Meeting will be considered by the Board as candidates to serve until the 2017 Annual Meeting.

The director-nominees are expected to attend the 2016 Annual Meeting. All director-nominees who are elected will serve a one-year term that will end at the 2017 Annual Meeting. If any of the director-nominees are unable or unwilling to stand for election at the 2016 Annual Meeting (an event which is not anticipated), the Board may reduce its size or designate a substitute. If a substitute is designated, proxy holders may vote for the substitute nominee or refrain from voting for any other director-nominee at their discretion. Directors’ ages are reported as of the date of 2016 Annual Meeting.

Board Meeting Attendance

In 2015, the Board met a total of 10 times. All directors attended more than 75 percent of the total Board and committee meetings to which they were assigned. All incumbent directors attended the 2015 Annual Meeting, except for Mr. Carlson who joined the Board in July 2015.

Board Composition, Qualifications and Diversity

We have no agreements obligating the Corporation to nominate a particular candidate as a director, and none of our directors represents a special interest or a particular stockholder or group of stockholders.

We believe that our business accomplishments are a result of the efforts of our employees around the world, and that a diverse employee population will result in a better understanding of our customers’ needs. Our success with a diverse workforce also informs our views about the value of a board of directors that has persons of diverse skills, experiences and backgrounds. To this end, the Board seeks to identify candidates with areas of knowledge or experience that will expand or complement the Board’s existing expertise in overseeing a technologically advanced global security and aerospace company.

Consistent with the Governance Guidelines, the Board desires a diverse group of candidates who possess the background, skills, expertise and time to make a significant contribution to the Board, the Corporation and its stockholders. The Governance Committee makes recommendations to the Board concerning the composition of the Board and its committees, including size and qualifications for membership. The Governance Committee evaluates prospective nominees against the standards and qualifications set forth in the Corporation’s Governance Guidelines, as well as other relevant factors it deems appropriate.

Listed below are the skills and experience that we have considered important for our directors to have in light of our current business and structure. The directors’ biographies that follow note each director’s relevant experience, skills and qualifications relative to this list.

●	Financial Expertise. Knowledge of financial markets, financing and funding operations and accounting and financial reporting processes is important because it assists our directors in understanding, advising and overseeing the Corporation’s capital structure, financing and investment activities, financial reporting and internal control of such activities.

●	Public Company Board Experience. Directors who have served on other public company boards can offer advice and insights with regard to the dynamics and operation of a board of directors, the relationship between a board and the CEO and other management personnel, the importance of particular agenda items and oversight of a changing mix of strategic, operational and compliance matters.

●	Government and Military Expertise. Directors who have served in government or in senior military positions provide experience and insight into working constructively with our core customers and governments around the world and addressing significant public policy issues, particularly in areas related to the Corporation’s business and operations. Directors with military, homeland security or intelligence experience and security clearance credentials have unique skills to serve on our CBS Committee.

22     www.lockheedmartin.com/investor

Proposal 1: Election of Directors

●	Global Expertise. Because we are a global organization with increasing revenue coming from sales outside the United States, directors with global expertise can provide useful business and cultural perspectives regarding many significant aspects of our business.

●	Senior Leadership Experience. Directors who have served in senior leadership positions bring experience and perspective in analyzing, shaping, and overseeing the execution of important operational and policy issues at a senior level. These directors’ insights and guidance, and their ability to assess and respond to situations encountered in serving on our Board, may be enhanced if their leadership experience was developed at businesses or organizations that operated on a global scale or involved technology or other rapidly evolving business models.

●	Interpersonal Skills and Diversity. Directors with different backgrounds and skills help build diversity on the Board and maximize group dynamics in terms of function, experience thought, gender, race and age.

The Board unanimously recommends that you vote FOR each of the following Director-Nominees (Proposal 1).

Director-Nominees

Daniel F. Akerson

Age: 67 Director since: 2014 Independent Committees: ●Audit ●Classified Business and Security ●Executive ●Management Development and Compensation Other Public Boards: ●None
Skills and Qualifications
●Core leadership skills and experience with the demands and challenges of the global marketplace.
●Extensive operating, financial and senior management experience in a succession of major companies in challenging, highly competitive industries.
●Financial, investment, and mergers and acquisitions expertise.
●The Board has determined that Mr. Akerson meets the SEC’s criteria of an “audit committee financial expert.”

Vice Chairman of The Carlyle Group from March 2014 to December 2015. Mr. Akerson was Chairman of the Board of Directors and Chief Executive Officer of General Motors Company from January 2011 until his retirement in January 2014. He was elected to the Board of Directors of General Motors Company in 2009 and was Chief Executive Officer from September 2010 to December 2010. Prior to joining General Motors Company, he was a Managing Director of The Carlyle Group, serving as the Head of Global Buyout from July 2009 to August 2010 and as Co-Head of U.S. Buyout from June 2003 to June 2009. Mr. Akerson formerly served as a director of American Express Company from April 1995 to April 2012 and currently serves as Chairman of the United States Naval Academy Foundation and Chairman of LDiscovery, LLC, an information services company.

2016 Proxy Statement	23

Proposal 1: Election of Directors

Nolan D. Archibald

Age: 72
Director since: 2002
Independent Lead Director

Committees:
●Executive
●Management Development
and Compensation
●Nominating and Corporate
Governance
●Strategic Affairs

Other Public Boards:
●Brunswick Corporation
●Huntsman Corporation

Skills and Qualifications
●Experience with the demands and challenges of the global marketplace with a focus on innovation from his prior executive positions with Stanley Black & Decker, Inc., a company that sold products in more than 100 countries.
●Experience in talent management, business management, strategic planning and international business operations.
●Corporate governance expertise from service as director of large public companies.

Executive Chairman of the Board of Stanley Black & Decker, Inc. from March 2010 until his retirement in April 2013. Previously, Mr. Archibald was Chairman of the Board and Chief Executive Officer of The Black & Decker Corporation from 1986 to March 2010; President of The Black & Decker Corporation from 1985 to 2010; and Chief Operating Officer of The Black & Decker Corporation from 1985 to 1986. Mr. Archibald currently serves as a director of Brunswick Corporation and Huntsman Corporation.

Rosalind G. Brewer

Age: 53 Director since: 2011 Independent Committees: ●Ethics and Sustainability ●Management Development and Compensation ●Nominating and Corporate Governance Other Public Boards: ●None
Skills and Qualifications
●Experience in large-scale operations based on her positions as President and Chief Executive Officer of Sam’s Club, Executive Vice President for Wal-Mart Stores, Inc. (Walmart), and more than two decades of experience as an executive with Kimberly-Clark Corporation.
●Experience in product development, product management, manufacturing, large-scale operations, supply chain logistics and leading change management initiatives.
●Leadership and executive expertise in international consumer business operations.

President and Chief Executive Officer of Sam’s Club, a division of Walmart, since February 2012. Previously, Mrs. Brewer was Executive Vice President and President of Walmart’s East Business Unit from February 2011 to January 2012; Executive Vice President and President of Walmart South from February 2010 to February 2011; Senior Vice President and Division President of Southeast Operating Division from March 2007 to January 2010; and Regional General Manager, Georgia Operations, from 2006 to February 2007. Previously, Mrs. Brewer was President of Global Nonwovens Division for Kimberly-Clark Corporation from 2004 to 2006 and held various management positions of increasing responsibility at Kimberly-Clark Corporation from 1984 to 2006. Mrs. Brewer formerly served as a director of Molson Coors Brewing Company from 2006 to 2011 and currently serves on the Board of Trustees of Spelman College.

24     www.lockheedmartin.com/investor

Proposal 1: Election of Directors

David B. Burritt

Age: 60 Director since: 2008 Independent Committees: ●Audit ●Management Development and Compensation ●Strategic Affairs Other Public Boards: ●None
Skills and Qualifications
●Expertise in public company accounting, risk management, disclosure, financial system management and business transformation from roles as CFO at United States Steel Corporation and CFO and Controller at Caterpillar Inc.
●Over 35 years’ experience with the demands and challenges of the global marketplace from his positions at United States Steel Corporation and Caterpillar Inc., a company that manufactures equipment in 20 countries and sells products in more than 180 countries.
●The Board has determined that Mr. Burritt meets the SEC’s criteria of an “audit committee financial expert.”

Executive Vice President and Chief Financial Officer of United States Steel Corporation since September 2013. Previously, Mr. Burritt was Vice President and Chief Financial Officer of Caterpillar Inc. from 2004 to June 2010; Corporate Controller and Chief Accounting Officer of Caterpillar Inc. from 2002 to 2004; held various positions of increasing responsibility at Caterpillar Inc. in finance, tax, accounting and international operations from 1978 to 2002. Mr. Burritt formerly served as a director of Aperam from December 2010 to May 2013 and Global Brass & Copper Holdings, Inc. from 2011 until June 2014.

Bruce A. Carlson

Age: 66 Director since: 2015 Independent Committees: ●Classified Business and Security ●Nominating and Corporate Governance Other Public Boards: ●None
Skills and Qualifications
●Industry-specific expertise and knowledge of our core customer from his service in senior leadership positions with the military.
●Experience with the demands and challenges associated with managing large organizations from his service as a Commander and Joint Staff Director of the Joint Chiefs.
●Skilled in executive management, logistics and military procurement.

Retired U.S. Air Force General, Mr. Carlson has been Chairman of the Board of Advisors of Utah State’s Space Dynamics Laboratory since June 2013. Previously, Mr. Carlson served as the 17th Director of the National Reconnaissance Office from July 2009 until July 2012. He retired from the U.S. Air Force in January 2009 after over 37 years of service. During his Air Force career, Carlson served as Commander, Air Force Materiel Command at Wright-Patterson AFB, Ohio from August 2005 to November 2008; Commander, Eighth Air Force at Barksdale AFB, Louisiana from May 2003 to August 2005; Director for Force Structure, Resources and Assessment (J-8) for the Joint Staff from January 2000 to May 2003; Director of Operational Requirements at U.S. Air Force Headquarters from August 1996 to January 2000; and Commander, 49th Fighter Wing (the Air Force’s first stealth fighter wing) at Holloman AFB, New Mexico from February 1995 to August 1996.

2016 Proxy Statement	25

Proposal 1: Election of Directors

James O. Ellis, Jr.

Age: 68 Director since: 2004 Independent Committees: ●Audit ●Classified Business and Security ●Executive ●Strategic Affairs Other Public Boards: ●Dominion Resources, Inc. ●Level 3 Communications, Inc.
Skills and Qualifications
●Industry-specific expertise and knowledge of our core customers from his service in senior leadership positions with the military.
●Expertise in aeronautical and aerospace engineering and emerging energy issues.
●Over 40 years’ experience in managing and leading large and complex technology-focused organizations, in large part as a result of serving for 35 years as an active duty member of the United States Navy.

President and Chief Executive Officer of Institute of Nuclear Power Operations from May 2005 until his retirement in May 2012. Mr. Ellis retired from active duty in July 2004 after serving as Admiral and Commander, United States Strategic Command, Offutt Air Force Base, Nebraska from October 2002 to July 2004; Commander in Chief, United States Strategic Command from November 2001 to September 2002; Commander in Chief, United States Naval Forces, Europe and Commander in Chief, Allied Forces from October 1998 to September 2000; Deputy Chief of Naval Operations (Plans, Policy and Operations) from November 1996 to September 1998. He formerly served as a director of Inmarsat plc from June 2005 to March 2014 and currently serves as a director of Level 3 Communications, Inc., Dominion Resources, Inc. and Draper Laboratory. In February 2013, Mr. Ellis was elected to the National Academy of Engineering. He currently serves as an Annenberg Distinguished Fellow of the Hoover Institution at Stanford University.

Thomas J. Falk

Age: 57 Director since: 2010 Independent Committees: ●Audit ●Executive ●Management Development and Compensation ●Nominating and Corporate Governance Other Public Boards: ●Kimberly-Clark Corporation
Skills and Qualifications
●Experience with the demands and challenges associated with managing global organizations from his experience as Chairman and Chief Executive Officer of Kimberly-Clark Corporation.
●Knowledge of financial system management, public company accounting, disclosure requirements and financial markets.
●Marketing, talent management, compensation, governance and public company board experience.
●The Board has determined that Mr. Falk meets the SEC’s criteria of an “audit committee financial expert.”

Chairman of the Board and Chief Executive Officer of Kimberly-Clark Corporation since 2003; Chief Executive Officer from 2002 and President and Chief Operating Officer from 1999 to 2002; held various senior management positions since joining Kimberly-Clark Corporation in 1983. Mr. Falk currently serves as a director of the nonprofit organizations, Catalyst, Inc., the University of Wisconsin Foundation and The Consumer Goods Forum and serves as a governor of the Boys & Girls Clubs of America.

26     www.lockheedmartin.com/investor

Proposal 1: Election of Directors

Marillyn A. Hewson

Age: 62 Director since: 2012 Non-Independent Committees: ●Executive Other Public Boards: ●E. I. du Pont de Nemours and Company (DuPont)
Skills and Qualifications
●Broad insight and knowledge into the complexities of global business management, strategic planning, finance, supply chain and leveraged services based on more than two decades of experience in executive and operational roles with the Corporation and in our industry.
●Expertise in government relations, government contracting, manufacturing, marketing and human resources.
●Corporate governance and audit expertise derived from service on boards of other multinational corporations and nonprofit organizations.

Chairman, President and Chief Executive Officer of Lockheed Martin since January 2014. Having served 33 years at Lockheed Martin in roles of increasing responsibility, she held the positions of Chief Executive Officer and President from January 2013 to December 2013; President and Chief Operating Officer from November 2012 to December 2012; Executive Vice President – Electronic Systems from January 2010 to November 2012; President, Systems Integration – Owego from September 2008 to December 2009; and Executive Vice President – Global Sustainment for Aeronautics from February 2007 to August 2008. She previously served as Chairman of the Board of Directors of Sandia Corporation from 2010 to July 2013. Ms. Hewson currently serves on the Board of Directors of E. I. du Pont de Nemours and Company (DuPont); the University of Alabama’s Culverhouse College of Commerce and Business Administration Board of Visitors; the Board of Governors of the USO; Chairman of the Board of Governors of the Aerospace Industries Association; the Board of Directors of the Congressional Medal of Honor Foundation; the Board of the National Geographic Education Foundation; the Board of Directors of Catalyst, Inc.; the International Advisory Board of the Atlantic Council and as a Vice Chair of the Business Roundtable. In September 2013, Ms. Hewson was appointed by President Barack Obama to the President’s Export Council, the principal national advisory committee on international trade.

James M. Loy

Age: 73 Director since: 2005 Independent Committees: ●Classified Business and Security ●Ethics and Sustainability ●Executive ●Strategic Affairs Other Public Boards: ●None
Skills and Qualifications
●Experience with the demands and challenges associated with managing large organizations from his service as Commandant, U.S. Coast Guard.
●Industry-specific expertise and knowledge with our core customers including requirements for acquisition of products and services from prior senior management positions with the Department of Homeland Security, the Transportation Security Administration and the Coast Guard.
●Leadership skills in organization transformation and redesigning larger scale operations from his 45-year career in public service.

Senior Counselor of The Cohen Group since 2005. Deputy Secretary of Homeland Security from 2003 to 2005; Administrator, Transportation Security Administration from 2002 to 2003; Commandant, U.S. Coast Guard from 1998 to 2002; Coast Guard Chief of Staff from 1996 to 1998; Commander of the Coast Guard’s Atlantic Area from 1994 to 1996. Mr. Loy formerly served as a director of L-1 Identity Solutions, Inc. from 2006 to 2011, Board of Trustees of RAND Corporation, a nonprofit organization, from 2012 until November 2014 and currently serves as a director of Rivada Networks, LLC.

2016 Proxy Statement	27

Proposal 1: Election of Directors

Joseph W. Ralston

Age: 72 Director since: 2003 Independent Committees: ●Classified Business and Security ●Ethics and Sustainability ●Executive ●Strategic Affairs Other Public Boards: ●The Timken Company
Skills and Qualifications
●Industry-specific expertise and insight into our core customers, including requirements for acquisition of products and services, from prior senior leadership positions with the military.
●Experience with large organization management and assessing human resources, equipment, cyber, and financial requirements, as well as reputational risks during his service as a senior military officer, including Vice Chairman of the Joint Chiefs of Staff.
●Skilled in executive management, logistics and military procurement due to his distinguished career managing 65,000 troops from 23 countries as Supreme Allied Commander.

Vice Chairman of The Cohen Group since March 2003. Retired from active duty in March 2003. Commander, U.S. European Command and Supreme Allied Commander Europe, NATO, Mons, Belgium from May 2000 to January 2003; Vice Chairman, Joint Chiefs of Staff, Washington, D.C. from March 1996 to April 2000. Mr. Ralston formerly served as a director of URS Corporation from 2003 to October 2014 and currently serves as a director of The Timken Company.

Anne Stevens

Age: 67 Director since: 2002 Independent Committees: ●Ethics and Sustainability ●Nominating and Corporate Governance ●Strategic Affairs Other Public Boards: ●Anglo American plc ●XL Group
Skills and Qualifications
●Experience with the demands and challenges associated with managing global organizations from prior executive positions at Ford Motor Company.
●Public company management, talent management and governance experience from prior positions as Chairman, President, and CEO of Carpenter Technology Corporation and Executive Vice President, Ford Motor Company.
●Engineering and manufacturing expertise derived from educational training and experience managing production lines at Ford Motor Company.

Chairman and Principal of SA IT Services from June 2011 until her retirement in December 2014. Previously, Ms. Stevens was Chairman, President and Chief Executive Officer of Carpenter Technology Corporation from November 2006 to October 2009; Executive Vice President, Ford Motor Company and Chief Operating Officer, The Americas, from November 2005 to October 2006; Group Vice President, Canada, Mexico and South America, Ford Motor Company from October 2003 to October 2005; Vice President, North America Vehicle Operations of Ford Motor Company from August 2001 to October 2003; and Vice President, North America Assembly Operations of Ford Motor Company from April 2001 to August 2001. Ms. Stevens is a member of the National Academy of Engineering and currently serves as a director of Anglo American plc and XL Group.

28     www.lockheedmartin.com/investor

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed Ernst & Young, an independent registered public accounting firm, as the independent auditors to perform an integrated audit of the Corporation’s consolidated financial statements and internal control over financial reporting for the year ending December 31, 2016. Ernst & Young served as our independent auditors in 2015 and 2014. The services provided to the Corporation by Ernst & Young for the last two fiscal years are described under the caption “Fees Paid to Independent Auditors” below.

The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Corporation’s independent auditors in accordance with the NYSE listing standards. The Audit Committee also is responsible for the audit fee negotiations associated with the retention of Ernst & Young. The Audit Committee has discussed the advantages and disadvantages of external audit firm rotation. Further, in conjunction with the periodic mandated rotation of the audit firm’s lead engagement partner, the Audit Committee and its chairman are directly involved in the selection of Ernst & Young’s new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young to serve as the Corporation’s independent external auditors is in the best interest of our stockholders.

The Audit Committee reviews the engagement of Ernst & Young annually following completion of Ernst & Young’s audit of the prior year’s financial statements. The Audit Committee also conducts a mid-year assessment of the quality of Ernst & Young’s work. As part of its annual and mid-year assessment of Ernst & Young, the Audit Committee considers the materials on independence provided by Ernst & Young, work quality, management’s level of satisfaction with their services, the adequacy of Ernst & Young’s staffing, the breadth of knowledge, support and expertise of its national office, familiarity with the Corporation’s account, level of expertise in accounting issues relating to government contracts and Ernst & Young’s role in providing independent analysis of management positions. The Audit Committee also meets with Ernst & Young without management present at every meeting of the Audit Committee in which financial statements are reviewed.

Stockholder approval of the appointment is not required. However, the Board believes that obtaining stockholder ratification of the appointment is a sound corporate governance practice. If the stockholders do not vote on an advisory basis in favor of Ernst & Young, the Audit Committee will reconsider whether to hire the firm and may retain Ernst & Young or hire another firm without resubmitting the matter for stockholders approval. The Audit Committee retains the discretion at any time to appoint a different independent auditor.

Representatives of Ernst & Young are expected to be present at the Annual Meeting, will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire.

The Board unanimously recommends that you vote FOR the ratification of the appointment of Ernst & Young as independent auditors for 2016 (Proposal 2).

Pre-Approval of Independent Auditors Services

The Audit Committee pre-approves all audit, audit-related, tax and other services performed by the independent auditors. The Audit Committee pre-approves specific categories of services up to pre-established fee thresholds. Unless the type of service had previously been pre-approved, the Audit Committee must approve that specific service before the independent auditors may perform such service. In addition, separate approval is required if the amount of fees for any pre-approved category of service exceeds the fee thresholds established by the Audit Committee. The Audit Committee also has delegated to the Committee Chairman or any member pre-approval authority with respect to permitted services, provided that the Committee Chairman or any member must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Fees Paid to Independent Auditors

The following table sets forth the fees billed by Ernst & Young, the Corporation’s independent auditors, for audit, audit-related services, tax services and all other services rendered for 2015 and 2014. All fees were pre-approved in accordance with the Audit Committee’s pre-approval policy. The Audit Committee considered and concluded that the provision of these services by Ernst & Young was compatible with the maintenance of the auditor’s independence.

2016 Proxy Statement	29

Proposal 2: Ratification of Appointment of Independent Auditors

The increase in fees from prior years is the result of support provided in connection with the acquisition of Sikorsky Aircraft Corporation and the strategic review of our government information technology and technical services businesses that we announced in July 2015.

	2015 ($)	2014 ($)
Audit Fees (a)	19,900,000	16,905,000
Audit-Related Fees (b)	2,180,000	1,810,000
Tax Fees (c)	2,860,000	2,545,000
All Other Fees (d)	105,000	60,000

(a) Audit fees for 2015 and 2014 are for services related to the annual audit of the Corporation’s consolidated financial statements, including the audit of internal control over financial reporting, the interim reviews of the Corporation’s quarterly financial statements, statutory audits of the Corporation’s foreign subsidiaries, consultations on accounting matters, and registration statements and other documents filed by the Corporation with the SEC.

(b) Audit-related fees for 2015 and 2014 are related to carve-out audits of a business unit’s financial statements, due diligence services in connection with acquisitions and audits of the Corporation’s employee benefit plans. Additionally, audit-related fees for 2014 include amounts for reviews of information technology systems and financial models related to customer proposals.

(c) Tax fees for 2015 and 2014 are for domestic and international tax compliance and advisory services. Additionally, tax fees for 2015 include amounts for due diligence services in connection with an acquisition.

(d) All other fees for 2015 and 2014 are primarily for advisory work related to our Conflict Minerals Report.

30     www.lockheedmartin.com/investor

PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (SAY-ON-PAY)

We ask our stockholders to vote annually to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (NEOs) as described in detail in the Compensation Discussion and Analysis (CD&A) and the accompanying tables in the Executive Compensation section beginning on page 32. This vote is commonly known as “Say-on-Pay.”

Stockholders should review the entire Proxy Statement and, in particular, the CD&A for information on our executive compensation programs and other important items.

We believe that the information provided in this Proxy Statement demonstrates that our executive compensation programs are designed to link pay to performance. Accordingly, the Board recommends that stockholders approve the compensation of our NEOs by approving the following Say-on-Pay resolution:

RESOLVED, that the stockholders of Lockheed Martin Corporation approve, on an advisory basis, the compensation of the named executive officers identified in the “Summary Compensation Table,” as disclosed in the Lockheed Martin Corporation 2016 Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the accompanying footnotes and narratives.

This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures related to the NEOs. Although the results of the Say-on-Pay vote do not bind the Corporation, the Board will, as it does each year, continue to review the results carefully and plans to continue to seek the views of our stockholders year-round.

The Board unanimously recommends that you vote FOR the advisory vote to approve the compensation of our named executive officers (Proposal 3).

2016 Proxy Statement	31

EXECUTIVE COMPENSATION

Compensation Committee Report

The Management Development and Compensation Committee makes recommendations to the Board of Directors concerning the compensation of the Corporation’s executives. We have reviewed and discussed with management the Compensation Discussion and Analysis which will be included in the Corporation’s Schedule 14A Proxy Statement, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. Based on that review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement for the year ended December 31, 2015. The Board approved our recommendation.

Submitted on February 26, 2016, by the Management Development and Compensation Committee:

Daniel F. Akerson, Chairman	David B. Burritt
Nolan D. Archibald	Thomas J. Falk
Rosalind G. Brewer

Compensation Discussion and Analysis (CD&A)

This CD&A discusses the compensation decisions for the NEOs listed in the Summary Compensation Table on page 54. The NEOs are:

NEO	Title in 2015	Years in Position At End of 2015 (rounded)	Years of Service At End of 2015 (rounded)
Marillyn A. Hewson	Chairman of the Board, President and Chief Executive Officer	3	33
Bruce L. Tanner	Executive Vice President and Chief Financial Officer	8	34
Dale P. Bennett	Executive Vice President, Mission Systems and Training	3	34
Orlando P. Carvalho	Executive Vice President, Aeronautics	3	36
Maryanne R. Lavan	Senior Vice President, General Counsel and Corporate Secretary	6	26

To assist stockholders in finding important information, this CD&A is organized as follows:

32     www.lockheedmartin.com/investor

Executive Compensation

Executive Summary

Our 2015 Performance

In 2015, Lockheed Martin achieved record levels of financial performance, and successfully performed on our contracts while undertaking two portfolio-shaping initiatives – the Sikorsky Aircraft Corporation (Sikorsky) acquisition and strategic review of our government information technology (IT) and technical services work in Information Systems & Global Solutions (IS&GS) businesses - that will influence the Corporation’s business for years to come.

Net sales for the year were $46.1 billion, compared to $45.6 billion in 2014. Net earnings in 2015 were $3.6 billion, or $11.46 per share, compared to $3.6 billion, or $11.21 per share, in 2014. Cash from Operations in 2015 was $5.1 billion, compared to Cash from Operations in 2014 of $3.9 billion after pension contributions of $2.0 billion.

During 2015, we accomplished numerous strategic and operational milestones. The Marine Corps declared Initial Operational Capability (IOC) for the F-35B, a historic event for the program, and we met our 2015 production commitment for the F-35 program by delivering 45 aircraft to the Department of Defense. We were awarded a $5.3 billion multi-year contract to deliver 78 C-130J Super Hercules to the U.S. Air Force, Marine Corps and Coast Guard through 2020. We launched the ninth Littoral Combat Ship (LCS) – the future USS Little Rock – and delivered LCS Five – the USS Milwaukee. We were awarded a contract to produce and deliver PAC-3 missiles and PAC-3 Missile Segment Enhancements to the U.S. and allied military forces. We also had great success expanding our international business during 2015, which represented 21% of our sales.

On November 6, 2015, we completed our purchase of Sikorsky. Sikorsky is a world leader in the design, manufacture and support of military and commercial helicopters. On July 20, 2015, we announced a strategic review of our government IT services work in IS&GS and our technical services business in Missiles and Fire Control. In January 2016, Lockheed Martin entered into a definitive agreement to combine our IT and technical services business at the realigned IS&GS with Leidos Holdings, Inc., in a tax-efficient Reverse Morris Trust transaction. The transaction is expected to close in the third or fourth quarter of 2016.

Through these accomplishments, Lockheed Martin delivered exceptional one-year and three-year total stockholder returns (TSR) that significantly exceeded the Dow Jones Industrial, S&P 500, S&P Industrials, NASDAQ, and S&P Aerospace & Defense (S&P Aerospace) indices for the one- and three-year periods ended December 31, 2015.

1-Year TSR	3-Year TSR

Compensation Overview

Our executive compensation programs covering our NEOs are designed to attract and retain critical executive talent, to motivate behaviors that align with stockholders’ interest, and to pay for performance. The majority of our NEOs’ pay is variable and contingent on performance, and approximately 70%, on average, is in the form of long-term incentives (LTI).

To ensure pay is competitive with market practices, we conduct benchmarking analyses each year when establishing base salary, annual incentive target opportunities and LTI target opportunities. Each element of compensation is benchmarked against the 50th percentile, which we refer to as “market rate,” of a comparator group of companies, as shown on page 38. For executives new to their role, we may consider targeting pay below the market rate (50th percentile) and then increase pay closer to 100% of the market rate over a time period based on a variety of factors,

2016 Proxy Statement	33

Executive Compensation

including individual performance, experience, time in position and critical skills. Although target incentive opportunities are set by reference to the market rate, incentive plan terms provide for actual payouts to be based upon actual results. In light of the Corporation’s performance, payouts under the 2015 annual incentive and 2013-2015 performance-based LTI programs were well above target levels.

We also provide retirement programs and perquisites that are competitive in our industry and security that is appropriate for the business in which we operate.

2015 Say-on-Pay Vote

At our 2015 Annual Meeting, more than 94% of the votes cast by our stockholders approved our Say-on-Pay proposal. We meet with our key investors throughout the year to understand the issues that matter most to them as it relates to executive compensation. We considered the input of our stockholders and emerging best practices in adopting our executive pay programs. During 2015, we engaged with representatives of stockholders owning approximately 40% of our outstanding shares. Most investors with whom we met reacted positively to our pay governance and executive compensation programs. We welcome feedback regarding our executive compensation programs and will continue to engage with our stockholders in 2016.

2015 Chairman, President & CEO Compensation

Base Salary. Three years into her role as CEO, Ms. Hewson’s 2015 base salary of $1,565,000 was set at 100% of the market rate (50th percentile of CEOs’ base salaries in our size-adjusted comparator group of companies).

2015 Annual Incentive. Ms. Hewson’s target annual incentive amount for 2015 was $2,738,750 (175% of salary). Based on our results, Ms. Hewson was awarded 200% of her target or $5,477,500 under the annual incentive plan for 2015 performance.

2013-2015 Long-Term Incentives. In 2013, Ms. Hewson was granted an LTI award of $10.2 million, which was 85% of the market rate at that time given that she was new to her role. The LTI award was allocated 50% in Performance Share Units (PSUs), 30% in Restricted Stock Units (RSUs) and 20% in the cash-based Long-Term Incentive Award Plan (LTIP).

Ms. Hewson’s 2013-2015 PSU target award of $5,106,745 was multiplied by the weighting assigned to each PSU component (50% to Relative TSR, 25% to ROIC and, 25% to Performance Cash). She received 200% of her target Relative TSR PSUs, 197.3% of her target Performance Cash PSUs and 112.5% of her target ROIC PSUs, or a total of 127,693 shares based on actual results relative to the three-year performance goals that were established in the beginning of 2013.

Ms. Hewson was granted 34,289 RSUs based on the grant date fair value of $3,059,950 in January 2013. These RSUs vested in company shares in January 2016.

Ms. Hewson’s 2013-2015 LTIP target award was set at $2,040,000. She received a payout of 177.4% of target, or $3,618,960 in cash, based on our results relative to the three-year performance goals that were established in the beginning of 2013.

The PSU and LTIP performance payout factors for Ms. Hewson are the same for all participants in these plans.

Benefit and Retirement Plans. Ms. Hewson is eligible for benefit and retirement programs similar to other employees. None of our executives received additional years of service credits or other forms of formula enhancements under our benefit or retirement plans. Like the retirement benefits offered by other companies with defined benefit plans, our pension formula is based on years of service and pension eligible compensation. In light of Ms. Hewson’s 33 years of service, her salary and incentive compensation since becoming CEO in 2013 and the effect of changes in standard mortality tables and interest rates in recent years, the value of Ms. Hewson’s pension benefits increased significantly in recent years.

34     www.lockheedmartin.com/investor

Executive Compensation

2015 Target Pay Mix. We believe that, to the maximum extent possible, the compensation opportunities of our CEO should be variable and the variable elements of the compensation package should tie to the Corporation’s long-term success and the achievement of sustainable long-term total return to our stockholders. As shown in the chart below, a significant portion of our CEO’s target compensation is variable and in the form of LTI and more than half of total target pay is in the form of equity incentives.

CEO TARGET OPPORTUNITY MIX*

*Fixed vs. variable and cash vs. equity components are designated in the Core Compensation Elements table on page 39. We consider base salary and annual incentives as short-term pay and performance stock units, LTIP, and restricted stock units as long-term pay. We do not include retirement or other compensation components in the chart.

Our Compensation Programs Incorporate Best Practices

Best Practices in Our Program
✓	Pay for performance
✓	Active stockholder engagement program
✓	Market-based approach for determining NEO target pay
✓	LTI based on Relative TSR and value-driving financial metrics
✓	Caps on annual and long-term incentives
✓	Lower cap for performance stock units (PSUs) when TSR is negative
✓	Perquisites limited to those that are business-related
✓	Severance provisions at or below market
✓	Clawback policy on all variable pay
✓	Double-trigger provisions for change in control
✓	Consideration by Compensation Committee of stockholder dilution and burn rate in equity grant decisions
✓	Stock ownership requirements
✓	Annual comparator group review
✓	Policy prohibiting hedging or pledging of company stock by directors, officers and employees
✓	Plan design and administration used to minimize incentives for imprudent risk taking
✓	Independent consultant reports directly to the Compensation Committee

Practices We Do Not Engage In or Allow
✗	No employment agreements (other than exit transitions)
✗	No option backdating, cash out of underwater options or repricing
✗	No excise tax assistance upon a change in control
✗	No individual change in control agreements
✗	No automatic acceleration of unvested incentive awards in the event of termination
✗	No enhanced retirement formula or inclusion of LTI in pensions
✗	No enhanced death benefits for executives

2016 Proxy Statement	35

Executive Compensation

Summary of Compensation Approach

Our Decision-Making Process

The Compensation Committee seeks input from our CEO and other members of our management team as well as input and advice from the independent compensation consultant to ensure the Corporation’s compensation philosophy and all information relevant to individual compensation decisions are taken into account.

Independent Pay Governance

Independent Board Members	Independent Compensation Committee

Review and approve the compensation of the CEO and the NEOs. Reviews with management, at least annually, the succession plan for the CEO and other senior positions as well as the executive talent pool.

Reviews and approves corporate objectives relevant to NEO compensation. Evaluates the performance of the CEO and each NEO. Recommends to the independent members of the Board the compensation of the CEO and each NEO.

Independent Compensation Consultant	Stockholders & Other Key Stakeholders
Provides advice on executive pay programs and best practices. Provides design advice for annual and LTI vehicles and other compensation and benefit programs.	Provide feedback on various executive pay practices and governance during periodic meetings with management which then is reviewed by and discussed with our independent Board members.

The following summary sets forth the responsibilities of various parties in connection with the implementation of our compensation programs.

Role	Responsibilities
Independent Compensation Committee: Daniel F. Akerson, Chairman Nolan D. Archibald Rosalind G. Brewer David B. Burritt Thomas J. Falk	●	Reviews and approves corporate objectives relevant to NEO compensation.
	●	Evaluates and approves the performance of the CEO and each NEO.
	●	Recommends to the independent members of the Board the compensation of the CEO and each NEO.
	●	Approves Enterprise and Business Segment performance measures, weightings and goals for the annual and LTI compensation plans.
	●	Reviews proposed candidates for senior executive positions and recommends their compensation to the Board.
	●	Approves equity and other LTI grants. This authority resides solely in the Compensation Committee (subject to ratification by the independent members of the Board) and has not been delegated to any member of management.
Independent Members of Board of Directors	●	Reviews and approves the compensation of the CEO and the NEOs.
	●	Reviews with management, at least annually, the succession plan for the CEO and other senior positions as well as the executive talent pool.
Independent Compensation Consultant: Meridian Compensation Partners, LLC (Meridian)	●	Provides input to the Compensation Committee’s decision-making on executive compensation matters in light of the Corporation’s business strategy, pay philosophy, prevailing market practices, stockholder interests and relevant regulatory mandates.
	●	Provides advice on executive pay philosophy and relevant peer groups.
	●	Provides design advice for short-term and LTI vehicles and other compensation and benefit programs.
	●	Provides input to and interprets the results of, or conducts, competitive market studies as background against which the Compensation Committee can consider CEO and senior management compensation.
	●	Reviews and provides an independent assessment of the data and materials presented by management to the Compensation Committee, including data provided by the regular compensation consultant of the Corporation.
	●	Participates in Compensation Committee meetings as requested and communicates with the Chairman of the Compensation Committee between meetings.
	●	Advises the Compensation Committee about emerging best practices and changes in the regulatory and corporate governance environment.
	●	Reviews the CD&A and provides input to the Compensation Committee.

36     www.lockheedmartin.com/investor

Executive Compensation

Role	Responsibilities
Management	●	The CEO reviews and approves corporate goals and objectives and provides feedback to the Compensation Committee on compensation and performance of the other NEOs and other senior management.
	●	The EVP and CFO develops internal financial goals for both our annual and LTI programs, which are reviewed by the CEO before presentation to the Compensation Committee for consideration and approval.
	●	The Senior Vice President, Human Resources (SVP HR) presents a schedule with a market rate for each compensation element (base salary, annual incentive, and LTI) to the Compensation Committee and consults with the CEO on recommended compensation for senior executives. The SVP HR does not recommend a specific amount of compensation for the CEO.
Corporation’s Compensation Consultants: Aon Hewitt & Willis Towers Watson	●	Provides management with market data and compensation practices from our comparator group.
	●	Performs market research and other analyses to assist management in making plan design recommendations to the Compensation Committee and the Board.

How We Determine Market Rate Compensation

As a starting point, for each of the principal elements of executive compensation we define the “market rate” as the size-adjusted 50th percentile of the comparator group of companies we have identified for compensation purposes. Size-adjusted market rates are calculated for us by Aon Hewitt using regression analysis. This statistical technique accounts for revenue size differences within the peer group and results in a market rate for all compensation elements consistent with our revenue relationship to our peers. We also may adjust the market rate to reflect differences in an executive’s job scope relative to the industry or the comparator group of companies, as appropriate.

Actual annual and long-term incentive compensation earned by executives may be above or below the target level we set for each executive based on our performance against pre-established metrics and goals. Our incentive plans are designed so that actual performance in excess of established performance targets results in payouts above target and actual performance below established performance targets results in payouts below target or no payout.

How We Select the Comparator Group for Market Rate and Performance Purposes

Companies Selected for Market Rate Determination

We regularly review our comparator group to maintain relevancy and to ensure the availability of data, while seeking to avoid significant annual changes in the group to ensure a level of consistency.

To establish the market rate for each of the principal elements of compensation, we select a group of publicly-traded companies (our comparator group) to identify market rates for all pay elements. Because the number of comparable companies with our revenue level is not extensive, we include companies in our comparator group based on a number of factors, including:

●	Similarity in size (a high correlative factor in determining pay), generally between one-half and two times our annual revenue.
●

Participation in the Aon Hewitt executive compensation survey (our primary source for data in making market comparisons); this enables us to obtain reliable data for market comparisons that otherwise may not be publicly available.

●

Industrial companies and, to the extent possible, companies that compete in the aerospace and defense industry; this enables comparison with companies that face similar overall labor costs and market fluctuations.

●

Companies that are included in the executive talent pool we consider when recruiting outside talent. Competitive conditions and a limited number of comparably sized aerospace and defense companies require us to recruit outside the core aerospace and defense companies for a broad range of disciplines (e.g., finance, human resources, supply chain management) to obtain individuals with a broad range of skills that are transferable across industries.

●	Companies with comparable executive officer positions or management structures, which enables more appropriate compensation comparisons.

We do not consider market capitalization in selecting our comparator group because market capitalization can change quickly as industries and companies go in and out of favor as investments and as companies restructure. Market capitalization may be more reflective of expectations about a particular company’s growth potential rather than its actual financial performance or the complexity of its operations.

The data presented to and considered by the Compensation Committee regarding the level of compensation at the Corporation’s comparator group of peer companies was developed from the proprietary results of the Aon Hewitt executive compensation survey, subject to review by Meridian. All of the comparator group companies participate in the Aon Hewitt survey.

2016 Proxy Statement	37

Executive Compensation

At the beginning of 2015, based on the objectives and criteria summarized above, we selected the following companies as our comparator group for purposes of establishing market rate compensation for each of the principal elements of our compensation programs. Our 2015 revenue represented the 53rd percentile of our comparator group.

Comparator Group Rationale
Company	A&D Industry	Similarity (size, revenue, geographic presence or business model)	Comparable Executive Officer Positions (scope, responsibilities)	Participation in Executive Compensation Survey
3M Company		✓	✓	✓
The Boeing Company	✓	✓	✓	✓
Caterpillar Inc.		✓	✓	✓
Cisco Systems, Inc.		✓	✓	✓
Deere & Company		✓	✓	✓
The Dow Chemical Company		✓	✓	✓
E. I. du Pont de Nemours & Company		✓	✓	✓
FedEx Corporation		✓	✓	✓
General Dynamics Corporation	✓	✓	✓	✓
Honeywell International Inc.	✓	✓	✓	✓
Intel Corporation		✓	✓	✓
International Paper Company		✓	✓	✓
Johnson Controls, Inc.		✓	✓	✓
Northrop Grumman Corporation	✓	✓	✓	✓
Raytheon Company	✓	✓	✓	✓
United Parcel Service, Inc.		✓	✓	✓
United Technologies Corporation	✓	✓	✓	✓

Consideration of Internal Pay Equity

Consistent with past practice, the Compensation Committee reviewed the pay relationship of the CEO to the other NEOs as part of the January 2015 and January 2016 meetings. This material was presented to the Compensation Committee by Meridian in its capacity as the Committee’s independent compensation consultant.

Compensation and Risk

The Corporation’s executive and broad-based compensation programs are intended to promote decision-making that supports a pay for performance philosophy while mitigating risk by utilizing the following design features:

●Mix of fixed and variable pay opportunities ●Multiple performance measures, multiple time periods and capped payouts under incentive plans ●Stock ownership requirements ●Oversight by Board committees
●Moderate severance program and post-employment restrictive covenants
●Institutional focus on ethical behavior
●Annual risk review
●Compensation Committee oversight of equity run rate and overhang
●Clawback policy

At the Compensation Committee’s request, Meridian reviewed all executive and broad-based incentive compensation programs in 2015 and determined that risks arising from our incentive compensation programs are not reasonably likely to have a material adverse effect on the Corporation as a whole.

38     www.lockheedmartin.com/investor

Executive Compensation

2015 Named Executive Officers’ Compensation

Guiding Pay Principles

●	Attract, motivate and retain executive talent
●	Use the market 50th percentile to target all compensation elements
●	Link pay to performance
●	Provide an appropriate mix of short-term vs. long-term pay and fixed vs. variable pay
●	Align to stockholder interests and long-term company value

2015 Core Compensation Elements

Our compensation programs are designed to provide a mix of short- and long-term compensation, fixed and variable pay and cash and equity-based compensation, as well as to reflect our philosophy of providing pay for performance. Retirement or “all other compensation” programs are not included in our core compensation elements below (additional information about these programs can be found on page 48).

WHAT?	Cash	Cash	Equity	Cash	Equity

WHEN?	Annual	Annual	3-year Performance Cycle	3-year Performance Cycle	3-year Cliff Vesting

HOW? Measures, Weightings & Payouts	Individual performance, experience, time in position, and critical skills	Enterprise Performance (60% Financial, 20% Strategic, 20% Operational) X Business Segment Performance (60% Financial, 20% Strategic, 20% Operational) X Individual Performance Payout: 0-200% of target	Relative TSR* ROIC** Performance Cash**	(50%) (25%) (25%)	Value delivered through Long-Term Stock Price Performance
			●Award 0-200% of target # of shares ●Relative TSR measure capped at 100% if TSR is negative ●Up to 400% of stock price on date of grant X shares earned	●Payout: 0-200% of target ●Relative TSR measure capped at 100% if TSR is negative

WHY?	Provides competitive levels of fixed pay to attract and retain executives	Attracts and motivates executives by linking annual company, Business Segment and individual performance to an annual cash incentive

Creates strong alignment with stockholder interests by linking long-term pay to key performance metrics and stock price. Provides a balance of internal and market based measures to assess long-term performance

Promotes retention of key talent and aligns executive and stockholder interests

*	Relative TSR performance is measured against our industry peers in the S&P Aerospace Index.
**	See Appendix A for explanation of non-GAAP terms.

2016 Proxy Statement	39

Executive Compensation

2015 Target Compensation

Consistent with our pay philosophy to consider moving executives to the market rate (50th percentile) over time if and when they perform effectively in their new roles, all NEOs were closely aligned to the market rate given that they have performed effectively in their respective roles for multiple years.

	Base Salary ($)	Annual Incentive		2015 LTI Grant ($)	Total Target Direct Compensation ($)
NEO		Target %	Target Amount ($)
Ms. Hewson	1,565,000	175	2,738,750	11,202,915	15,506,665
Mr. Tanner	925,000	105	971,250	4,016,033	5,912,283
Mr. Bennett*	790,000	95/90	717,715	2,500,641	4,008,356
Mr. Carvalho	790,000	95	750,500	3,000,882	4,541,382
Ms. Lavan	735,000	95	698,250	2,600,765	4,034,015

*  Mr. Bennett’s Target % was increased to reflect the change in the scope of his role after the acquisition of Sikorsky.

Base Salary

Base salaries are reviewed annually and may be increased to reflect the executive’s individual performance and/or adjusted to align more appropriately with the market rate (50th percentile). In establishing the base salary for each NEO, we determined the market rate using comparator group company data and evaluated whether the market rate should be adjusted up or down based on differences in the scope of the NEO’s position as compared to the industry and the comparator group companies.

The Compensation Committee establishes an executive’s base salary relative to the market rate with consideration for the executive’s individual performance, experience, time in position and critical skills.

Annual Incentive

The annual incentive for 2015 uses a “multiplicative approach” to determine bonuses based on Enterprise, Business Segment and Individual performance factors as follows:

Target Award	X	Enterprise Performance Factor	X	Business Segment Performance Factor	X	Individual Performance Factor	=	Payout
		- Financial (60%)		- Financial (60%)
		- Strategic (20%)		- Strategic (20%)
		- Operational (20%)		- Operational (20%)

Because we multiply the Enterprise, Business Segment and Individual performance factors together, a zero rating on any factor results in no payout. Under the terms of our 2015 annual incentive plan, the CEO’s bonus may not exceed 0.3% of Performance Cash (see Appendix A for non-GAAP definition) and the bonus for each of the other NEOs cannot exceed 0.2% of Performance Cash. Annual incentive payouts may not exceed 200% of the target award.

The Compensation Committee adopted these parameters to establish the structure around which annual incentive decisions would be made, to align participants to the performance of the overall Enterprise and to use financial performance as a core element of the rating. Although the annual incentive plan uses a formulaic approach, the Compensation Committee retains discretion, which includes choosing and approving metrics, assessing strategic, operational and individual performance of our NEOs and approving the final ratings for each factor based on performance results. The Business Segment factor applied to the corporate officers (Ms. Hewson, Mr. Tanner, and Ms. Lavan) is the average of all Business Segment performance factors, which can be adjusted up or down (maximum 0.05) based on the Compensation Committee’s assessment. In accordance with the annual incentive plan, factors are determined in .05 increments.

40     www.lockheedmartin.com/investor

Executive Compensation

2015 Goals for Enterprise Performance Factor

At its January 2015 meeting, the Compensation Committee approved enterprise-wide objectives for 2015 reflecting financial, strategic, and operational goals. These objectives serve as the corporate organizational goals for all participants as well as the individual goals of the CEO. The Compensation Committee used the guidance we disclosed publicly at the beginning of the year for our financial metrics as disclosed in the 2015 proxy statement. We believe this approach to setting the financial metrics for annual bonus purposes appropriately links compensation to our effectiveness in meeting our public commitments to our stockholders.

Financial Commitments: Our financial commitments are established at the completion of our annual long-range planning process and are consistent with our long-range plan commitments. The long-range planning process includes reviews of the assumptions used by the Business Segments in generating their financial projections, such as industry trends and competitive assessments, current and future projected program performance levels and the risks and opportunities surrounding these baseline assumptions. Business Segment financial projections also are compared against historical patterns of performance. The long-range plan on which our financial goals are based is tied to the business environment in which we operate, which can vary year over year. In recent years, the U.S. Government, representing 78% of our net revenues for 2015, has faced significant deficit reduction pressures that are likely to continue.

Our long-range plan values for Orders, Sales, Segment Operating Profit (see Appendix A for definition of non-GAAP terms) and Cash from Operations represent the target level (1.0 rating) for each of these metrics. We established maximum (1.30 rating for Enterprise, 1.25 rating for Business Segments) and threshold payout levels (0.50 rating) around these targets based on a review of historical performance against long-range plan commitments for each of the four annual incentive goal metrics. We used straight-line interpolation between target and both maximum and minimum historical performance levels. In all cases, payouts deteriorate more rapidly as we move from target level to the minimum payout level compared to the level of increase as we move from target level to maximum payout level. This asymmetry reflects the importance we place on meeting our financial goals.

Strategic and Operational Commitments: Our strategic and operational performance assessments are inherently different than financial performance assessments. For the 2015 performance year, objective metrics were set for each of our strategic and operational commitments at the beginning of the year. The Compensation Committee used these metrics as a reference point for its assessment along with past levels of performance to identify the top and bottom of the performance rating range and the expected target level. The Compensation Committee also took into account qualitative considerations that could not be forecasted reliably and used discretion where appropriate to evaluate the level of performance. For example, because some strategic goals, such as having “no Red Programs” are aspirational in nature, achieving the goal represents the maximum rating rather than the target rating (we designate a program as a “Red Program” when it has a value over $100 million and exhibits significant cost, schedule, technical or quality challenges).

Performance Ratings

Performance ratings for 2015 were determined using the scales below. The higher maximum rating for the Enterprise performance factor reflects the importance we place on company-wide results.

●	Enterprise performance (0.00 rating or 0.50 – 1.30 rating)
●	Business Segment performance (0.00 rating or 0.50 – 1.25 rating)
●	Individual performance (0.00 rating or 0.50 – 1.25 rating)

Enterprise Performance

Enterprise Financial Assessment (60% of Enterprise Performance)

We exceeded the target ranges established at the beginning of the year for all of the financial measures and set records for Orders and Cash from Operations.

2015 Financial Measures	Weighting %	2015 Goals ($)	Reported Results ($)	2015 Assessment
Orders	20	43,500M – 45,000M	50,229M	Significantly Exceeded
Sales	20	43,500M – 45,000M	46,132M	Significantly Exceeded
Segment Operating Profit*	30	5,100M – 5,250M	5,486M	Significantly Exceeded
Cash from Operations	30	≥ 5,000M	5,101M	Exceeded

*   See Appendix A for definition of non-GAAP terms.

Performance Rating (Financial)	1.20

2016 Proxy Statement	41

Executive Compensation

Enterprise Strategic Assessment (20% of Enterprise Performance)

The Enterprise strategic performance goals were set to further develop focus around growth of the core businesses, sustaining return in new businesses, maximizing international and adjacent business opportunities and talent management. We exceeded the target for each goal in this category.

2015 Strategic Measures	Weighting %	Assessment Summary	2015 Assessment
Meet all Enterprise Focus Program objectives for 2015 and drive new Enterprise performance through winning new business, maintaining all critical programs core to our business and adjacent market opportunities.	60	●Business capture and retention of existing business significantly exceeded target level.	Significantly Exceeded
Identify growth areas internationally and position the Corporation for successful entry and sustainable returns in these areas.	20	●Continued expansion, increased orders and exceeded sales goals in international markets.	Significantly Exceeded
Embed our workforce planning strategies to define the capabilities needed for today and tomorrow, delivering an integrated talent management strategy that reinforces our culture of leadership and performance.	20	●Exceeded workforce goals through retention, merit increase differentiation and placement of high performers in critical positions.	Exceeded

Performance Rating (Strategic)	1.20

Enterprise Operational Assessment (20% of Enterprise Performance)

The operational performance targets were set with a focus on achieving Mission Success® and no Red Programs. We exceeded the target for Mission Success® (based on a list of identified critical client events or deliverables). Additionally, given the difficulty of achieving an aspirational goal of no Red Programs (considering there are over 200 programs that are valued over $100 million), the maximum assessment applies only if the goal was accomplished.

2015 Operational Measures	Weighting %	Assessment Summary	2015 Assessment
Achieve Mission Success® on identified critical events.	50	●Continued operational excellence with 98% Mission Success® in targeted events.	Significantly Exceeded
No Red Programs.	50	●Continued low rate of Red Programs.	Exceeded

Performance Rating (Operational)	1.25

Overall Enterprise Performance Factor

Based on the results discussed above, the calculated 2015 Enterprise Performance Factor was 1.20. In assessing this rating, the Compensation Committee considered a variety of factors in addition to the calculated score to determine the final Enterprise Performance Factor. The Compensation Committee reviewed the outstanding financial, strategic and operational results while also considering the efforts taken in reshaping the Corporation’s portfolio for future growth, which included the acquisition of Sikorsky and the realignment of the IS&GS businesses. The Compensation Committee recognized that these initiatives have far-reaching consequences, but are difficult to forecast, do not readily lend themselves to an advance goal setting structure and fall outside the normal formulaic assessment of achievements. The Compensation Committee also considered other achievements in 2015 that were not part of the forecasted metrics, including our record backlog in 2015, management’s execution of strategic priorities without disruption to existing businesses, international growth and affordability improvements. The Compensation Committee increased the Enterprise Factor because they viewed the Corporation’s 2015 successes as the result of a coordinated Corporate-wide effort.

42     www.lockheedmartin.com/investor

Executive Compensation

In light of these accomplishments in tandem with our exceptional performance in 2015 against its pre-set goals, the Compensation Committee approved a discretionary increase of 0.10. The Enterprise Factor that is used to calculate annual incentive payouts is applied to all Executives of the Corporation (not just the NEOs).

Goal	Performance Rating	Weighting	Result
Financial	1.20	X .60	.72
Strategic	1.20	X .20	.24
Operational	1.25	X .20	.25
Calculated Enterprise Factor (Rounded to nearest .05)			1.20
Discretionary Factor			0.10

Final Enterprise Factor	1.30

Business Segment Performance

At the January 2015 meeting, the Compensation Committee approved key financial, strategic and operational performance commitments that would be used to evaluate each Business Segment’s performance. At its January 2016 meeting, the Compensation Committee assessed financial, strategic and operational goals specific to each Business Segment to determine the performance factors. The following chart describes indicative accomplishments of each Business Segment among a wide range of measures and performance results that were reviewed.

Business Segment	Measure	Weight %	Indicative Financial, Strategic, and Operational Accomplishments	Performance Factor
Aeronautics	Financial	60	●Exceeded Orders, Sales and Segment Operating Profit goals.	1.25
	Strategic	20	●Stabilized F-35 production profitability and received C-130J multi-year contract.
	Operational	20	●Outgoing product quality improved by 52%.
Information Systems & Global Solutions	Financial	60	●Exceeded all financial goals with strong Cash from Operations.	1.20
	Strategic	20	●Strong performance without major business disruption due to strategic review businesses.
	Operational	20	●100% Mission Success®.
Missiles & Fire Control (MFC)	Financial	60	●Exceeded financial goals with record Orders and Cash from Operations.	1.25
			●Secured key franchise programs and expanded internationally.
	Strategic	20	●100% Mission Success®. No Red Programs.
	Operational	20
Mission Systems & Training (MST)	Financial	60	●Exceeded all financial goals with record Orders and Backlog.	1.25
			●Successfully executed acquisition and integration of Sikorsky.
	Strategic	20	●100% Mission Success®. No Red Programs.
	Operational	20
Space Systems	Financial Strategic	60 20	●Exceeded all financial goals with strong Sales, Segment Operating Profit and Cash from Operations.	1.25
	Operational	20	●Exceptional program performance and successful growth in protected markets.
			●100% Mission Success®. No Red Programs.
LM International*	Financial	60	●Exceeded all financial goals, setting a record high in international Sales and having the highest Orders in 15 years.	1.25
	Strategic	20	●Improved customer relationships and strategies in key markets.
	Operational	20	●Facilitated enterprise-wide collaboration with international customers.
EO Business Segment Factor (Rounded Average)				1.25

*	LM International supports each of the other Business Segments named above in our strategy to grow our international sales. Our international operating results are included within each of the other Business Segments’ operating results as presented in our 2015 Annual Report on Form 10-K.

2016 Proxy Statement	43

Executive Compensation

Individual Performance

For 2015, the following individual performance definitions were used, which align with the Corporation’s individual performance management system:

Factor	Performance Definitions
1.15 – 1.25	Significantly exceeded all or majority of commitments and met or exceeded all behavioral expectations.
1.00 – 1.15	Exceeded all or majority of commitments and met or exceeded behavioral expectations.
0.75 – 1.00	Achieved all or majority of commitments and met all or majority of behavioral expectations.
0.00 or 0.50 – 0.75	Did not achieve majority of commitments and/or did not meet majority of behavioral expectations.

In January 2016, the Compensation Committee approved a factor for each NEO based on achievement of individual performance goals established at the beginning of 2015. The individual goals and assessments take into account both the Enterprise and/or Business Segment results, as well as the individual’s impact on the overall organization, the difficulty of their roles and their leadership contributions. The Compensation Committee evaluated the performance of each of our NEOs and assigned an individual performance factor for their 2015 awards. The Compensation Committee concluded that the performance of each of the NEOs exceeded his or her commitments for the year and warranted an individual performance factor above the 1.0 target level. In making that determination, the Compensation Committee took a wide range of accomplishments into account including but not limited to the following:

NEO	Performance Considerations	Performance Factor
Ms. Hewson	●Significantly exceeded Enterprise financial, strategic and operational goals and achieved record Backlog.	1.25
	●Led the reshaping of the Corporation’s portfolio for future growth through the acquisition of Sikorsky and realignment of the IS&GS business.
	●Drove international business growth through the implementation of strategic initiatives, key wins and strong operational performance.
Mr. Tanner	●Significantly exceeded Enterprise financial goals.	1.25
	●Successfully closed Sikorsky acquisition, including obtaining temporary and long-term financing at favorable rates.
	●Provided financial leadership to align corporate costs to the new organization after completion of strategic actions.
Mr. Bennett	●Significantly exceeded MST’s financial goals.	1.25
	●Successfully executed portfolio shaping initiatives with the Sikorsky acquisition.
	●Successfully executed MST’s growth strategy, resulting in record Orders and Backlog.
Mr. Carvalho	●Exceeded Aeronautics Orders, Sales, and Segment Operating Profit goals.	1.25
	●Achieved F-35 operational goals, including F-35 United States Marine Corps Initial Operating Capability.
	●Ensured key aircraft deliveries were achieved across the portfolio while continuing to make significant progress in outgoing product quality and production cost performance.
Ms. Lavan	●Successful litigation management reducing corporate risk profile.	1.20
	●Executed cost-management initiatives.
	●Cross functional leadership and collaboration in portfolio shaping activities.

Summary of Annual Incentive Payout Calculations

NEO	Base Salary ($)	Target % of Salary (%)	Target Award ($)	X	Enterprise Factor	X	Business Segment Factor	X	Individual Factor	=	Payout* ($)
Ms. Hewson	1,565,000	175	2,738,750		1.30		1.25		1.25		5,477,500
Mr. Tanner	925,000	105	971,250		1.30		1.25		1.25		1,942,500
Mr. Bennett*	790,000	95/90	717,715		1.30		1.25		1.25		1,435,430
Mr. Carvalho	790,000	95	750,500		1.30		1.25		1.25		1,501,000
Ms. Lavan	735,000	95	698,250		1.30		1.25		1.20		1,361,600

*	Mr. Bennett’s Target % was increased during the performance year to reflect the change in the scope of his role after the acquisition of Sikorsky.

44     www.lockheedmartin.com/investor

Executive Compensation

2015 Long-Term Incentive Compensation

The following summary shows the 2015 LTI compensation mix for the CEO, EVPs and Senior Vice Presidents (SVPs) and other principal terms of the awards.

	% of Target LTI	Form	Principal Terms of Awards
PSUs	50	Equity	Minimum, target and maximum award levels based on three-year:
			●Relative TSR (50%)
			●ROIC (25%)
			●Performance Cash (25%)
			●PSU awards are subject to the following caps:
			– 200% of target shares
			– Up to 400% of stock price on date of grant times shares earned
			– Relative TSR measure capped at 100% if the Corporation’s TSR is negative
LTIP	20	Cash	Minimum, target and maximum award levels based on three-year:
			●Relative TSR (50%)
			●ROIC (25%)
			●Performance Cash (25%)
			●LTIP payout is subject to the following caps:
			– 200% of target amount
			– Relative TSR measure capped at 100% if the Corporation’s TSR is negative
RSUs	30	Equity	RSUs vest 100% three years after the grant date.
			Forfeiture to extent grant date value exceeds:
			●CEO – 0.2% of actual 2015 Performance Cash
			●Other Elected Officers – 0.1% of actual 2015 Performance Cash

In determining the appropriate level of equity grants for 2015, the Compensation Committee took into consideration a variety of factors, including the number of awards outstanding and shares remaining available for issuance under the Corporation’s equity incentive plans, the number of shares that would be issued under contemplated awards over the range of potential performance achievement, the total number of the Corporation’s outstanding shares, the resulting implications for stockholder dilution and the number of shares granted to our executives year over year.

PSU Awards (50% of the LTI award)

PSU awards are calculated by multiplying the overall target LTI award value by the weighting assigned to the PSU element. The total PSU value is then multiplied by the weighting assigned to each PSU component (50% to Relative TSR, 25% to ROIC, 25% to Performance Cash). The number of PSUs granted is based on the fair value of each PSU element on the date of grant using the Monte Carlo simulation method for the Relative TSR component and the fair value on the date of grant discounted to reflect the deferral of dividends for ROIC and Performance Cash components.

Each NEO’s PSU target number of shares is determined at the beginning of the three-year performance period and the actual number of shares earned at the end of the period is calculated based on our performance measured against the three financial metrics: Relative TSR, ROIC and Performance Cash.

The number of shares granted at the end of the cycle can range from 0% to 200% of the applicable target number of shares. If TSR is negative at the end of the performance cycle, the rating for the Relative TSR measure is capped at 100%. In addition, the maximum value that can be earned under a PSU award is 400% of the stock price on the date of grant times the shares earned. The award calculation is formulaic and no adjustment can be made to the final number of shares granted. Participants also receive deferred dividend equivalents on the shares earned, which are only paid following vesting of the underlying shares.

LTIP Awards (20% of the LTI award)

LTIP awards are cash-based and are calculated by multiplying the overall target LTI award value by the weighting assigned to the LTIP element.

Each NEO’s LTIP target is determined at the beginning of the three-year performance period and the actual award earned at the end of the period is calculated based on the same performance measures as those used for the PSUs: Relative TSR, ROIC and Performance Cash. Payouts can range from 0% to 200% of the applicable target. The award calculation is formulaic and no adjustment can be made to the final payout factor.

For the 2015-2017 LTIP grants, any amount payable to a single participant in excess of $10 million will be forfeited.

RSU Awards (30% of LTI award)

RSU awards are calculated by multiplying the overall target LTI award value by the weighting assigned to the RSU element. The number of RSUs granted is determined by the fair value on the date of grant discounted to reflect deferral of dividends.

2016 Proxy Statement	45

Executive Compensation

All RSUs awarded to NEOs in 2015 were subject to forfeiture to the extent the grant date value of the RSUs exceeded 0.2% of 2015 Performance Cash in the case of the CEO and 0.1% of 2015 Performance Cash in the case of each of the other NEOs. These performance requirements were satisfied and no forfeitures occurred. Deferred dividend equivalents are accrued during the vesting period and paid following vesting of the underlying shares.

Selection of Performance Measures

The LTI performance metrics approved by the Compensation Committee are measures that we believe most effectively support our long-term business and strategic goals and directly tie the long-term goals of our executive leadership team to the interests of our stockholders. The measurements used for the financial component of our 2015 annual incentive plan (Orders, Sales, Segment Operating Profit and Cash from Operations) also serve as the foundation for achieving our long-term goals such that we must consistently achieve or exceed the Corporation’s annual goals in order to achieve our LTI goals.

The selected LTI performance metrics consist of Relative TSR (50% weight), ROIC (25% weight) and Performance Cash (25% weight). We chose these three metrics because we believe they represent the best measures of value creation for the Corporation over a long-term period. We also applied equal weighting to the market-based measure of value creation, TSR, to what we believe are the best internal measures of value creation, Performance Cash and ROIC.

We selected Relative TSR to measure our performance against our industry peers in the S&P Aerospace Index. Because every industry faces different challenges and opportunities, we believe that comparing our TSR against peers facing a similar business environment is preferred to those outside our industry. While the S&P Aerospace Index is, in our judgment, the best index against which to compare our Relative TSR, we recognize that it does not perfectly correlate to the environment in which Lockheed Martin operates since some firms in the index are almost entirely in the commercial aerospace business, some are entirely government contractors and some have a mixture of the two businesses.

Because the Relative TSR index is not perfectly aligned with the businesses in which Lockheed Martin operates and because any number of macro-economic factors that could affect market performance are beyond the control of the Corporation, we use ROIC and Performance Cash as internal measures that can be directly affected by management’s decisions. ROIC measures how effectively we employ our capital over time, while our Performance Cash over time provides the means for value creation through capital deployment. By including a cash measure in both our annual and long-term incentive plans, the plans also mitigate the risk of short-term cash strategies that do not provide long-term value.

In tandem, we believe that these metrics drive the behaviors of our management team in ways that are intended to create the most value for our stockholders.

Setting Goals for LTI (PSUs and LTIP)

Our long-range planning process is used to establish the target (100% level of payment) for the Performance Cash and ROIC metrics in the PSU and LTIP grants. In setting minimum and maximum levels of payment, we reviewed historical levels of performance against long-range plan commitments, and conducted sensitivity analyses on alternative outcomes focused on identifying likely minimum and maximum boundary performance levels. Levels between 100% and the minimum and maximum levels were derived using linear interpolation between the performance hurdles. As with our annual incentive performance goals, PSU and LTIP payouts deteriorate more rapidly as we move from target level to the minimum payout level than they increase as we move from target level to maximum payout level. This asymmetry reflects the importance we place on meeting our financial commitments.

The specific Performance Cash and ROIC target values for the 2015-2017 PSU and LTIP plans are not publicly disclosed at the time of grant due to the proprietary nature and competitive sensitivity of the information. However, the method used to calculate the awards will be based on actual performance compared to the Corporation’s 2015-2017 targets as shown below, which use straight-line interpolation between points. The Compensation Committee does not have discretion to adjust the results of the PSU and LTIP awards.

46     www.lockheedmartin.com/investor

Executive Compensation

2015-2017 Performance Goals

Relative TSR (50%)*		Performance Cash (25%)		ROIC (25%)
Relative TSR Percentile	Payout Factor	Performance Cash Metric	Payout Factor	ROIC Performance Metric	Payout Factor
75th – 100th	200%	Plan + ≥ $2.0B	200%	Plan + ≥ 160 bps	200%
60th	150%	Plan + $1.5B	175%	Plan + 120 bps	175%
50th	100% (Target)	Plan + $1.0B	150%	Plan + 80 bps	150%
40th	50%	Plan + $0.5B	125%	Plan + 40 bps	125%
35th	25%	Plan *	100%	Plan	100%
<35th	0%	Plan - $0.2B	75%	Plan - 10 bps	75%
* Relative TSR performance is measured against our industry peers in the S&P Aerospace Index.		Plan - $0.5B	50%	Plan - 20 bps	50%
		Plan - $0.7B	25%	Plan - 30 bps	25%
		Below Plan - $0.7B	0%	Below Plan - 30 bps	0%

2013-2015 LTIP and PSU Awards

The cash-based LTIP and share-based PSU payouts for the three-year performance period ended December 31, 2015, were calculated by comparing actual corporate performance for each metric for the period January 1, 2013 through December 31, 2015, against a table of payment levels from 0% to 200% (with the 100% payout level being considered target) established at the beginning of the performance period in January 2013. The award calculation is formulaic and no adjustment can be made to the final payout factor. The S&P Aerospace Index was used for the 2013-2015 Relative TSR goal, since that Index was specified at the time the awards were made.

Measure	Performance Target	Performance Result	Weighting	Payout Factor
Relative TSR	50th Percentile	90th Percentile	50%	200.0%
Performance Cash	$13.00B	$14.95B	25%	197.3%
ROIC	15.7%	15.9%	25%	112.5%

2013-2015 LTIP Payouts

Based on a weighted payout factor of 177.4%, the following table shows the payouts under the 2013-2015 LTIP.

	2013–2015 LTIP
NEO	Target ($)	Payout ($)
Ms. Hewson	$2,040,000	$3,618,960
Mr. Tanner	$738,000	$1,309,212
Mr. Bennett	$450,000	$798,300
Mr. Carvalho [1]	$479,000	$849,746
Ms. Lavan [1]	$965,000	$1,711,910

(1)	Mr. Carvalho’s and Ms. Lavan’s LTIP target awards represented 40% of their 2013 long-term incentive grant.

2016 Proxy Statement	47

Executive Compensation

2013-2015 PSU Awards

The 2013-2015 target PSU award value was allocated to each performance measure based on the pre-defined weightings, namely 50% to Relative TSR, 25% to ROIC, and 25% to Performance Cash. The number of PSUs granted for each element is based on the fair value on the date of grant using Monte Carlo simulation method for the Relative TSR component and the fair value on the date of grant discounted to reflect the deferral of dividends for ROIC and Performance Cash components. PSU awards earned are calculated by multiplying the payout factor for each performance metric by the target number of units granted. The actual value realized by the NEO also depends on the price of our stock which may be higher or lower than the grant date fair value.

	2013-2015 Target PSUs (#)			Total Shares Distributed/ Earned
NEO	Relative TSR	Performance Cash	ROIC
Ms. Hewson	41,715	14,287	14,288	127,693
Mr. Tanner	15,083	5,166	5,166	46,171
Ms. Bennett	9,200	3,151	3,151	28,162
Mr. Carvalho [1]	983	336	337	3,009
Ms. Lavan [1]	1,972	675	675	6,036

(1)	Mr. Carvalho’s and Ms. Lavan’s PSU target awards represented 10% of their 2013 long-term incentive grant.

Benefit, Retirement and Perquisite Programs

In addition to base salary and annual and long-term incentive compensation, we offer a number of other compensatory arrangements to our executive officers. These indirect elements of executive compensation are not performance-based. The purpose for offering these benefits is to provide an overall total rewards package that ensures security of executives, are for business-related purposes, and are competitive with the other companies with which we compete for talent. Set forth below is a summary of the benefit, retirement and perquisite programs available to our NEOs.

Element	Description
Health, Welfare and Retirement Benefits

Our NEOs are eligible for savings, pension, medical and life insurance benefits under the plans available to salaried, non-union employees. We also make available supplemental pension and savings plans to employees (including the NEOs) to make up for benefits that otherwise would be unavailable due to Internal Revenue Service (IRS) limits on qualified plans. These plans are restorative and do not provide an enhanced benefit. We also offer a plan for the deferral of short-term and certain long-term incentive compensation, which allows our executives to defer all or a portion of their incentive compensation as part of their overall financial planning. All NEOs are eligible for four weeks of vacation annually.

In 2014, we announced that accruals for all employees (including the NEOs) under our defined benefit plan will be frozen in two steps, with compensation accruals frozen on January 1, 2016, and service accruals frozen on January 1, 2020. Thereafter, retirement benefits will be earned through defined contribution plans.

Perquisites and Security

We provide limited perquisites as a retention and recruiting tool to provide for the health, safety and business needs of our key executives. The perquisites provided to NEOs for 2015 are described in footnotes to the Summary Compensation Table on page 56. For security reasons, our Board has directed our CEO to use the corporate aircraft for personal travel. As an additional element of our security program, we provide home security to certain executives. We believe this approach is consistent with security generally provided to corporate executives in public companies in our industry.

Given the nature of our business, additional security may be provided for travel in high-risk areas or to address particular situations. The Board believes it is important to provide this protection due to the nature of our defense business and because it believes that an employee should not be placed at personal risk due to his or her association with the Corporation’s business. In the event of a threat to an executive officer, the Classified Business and Security Committee reviews and approves the security recommended by our Chief Security Officer. We believe that providing personal security in response to threats arising out of employment by the Corporation is business-related.

48     www.lockheedmartin.com/investor

Executive Compensation

Element	Description
Tax Assistance

We do not have agreements or severance arrangements that provide tax gross-ups (tax assistance) for excise taxes imposed as a result of a change in control. In 2015, we provided tax assistance for taxable business association expenses, security expenses and travel expenses for a family member accompanying a NEO for a business reason. In addition, we paid an amount estimated to cover the income tax imposed on employees (including the NEOs) who traveled out of their home state for business and became subject to income tax in another state due to the business travel. These items are reported in the “All Other Compensation” column of our Summary Compensation Table on page 54 and are further identified in the chart included in the footnote to that table on page 57. The IRS requires that the executive pay income tax for these items even though the executive receives no cash in connection with the item. Tax assistance for these perquisites took the form of additional payments and was made for the purposes of ensuring that these perquisites and the associated tax assistance were economically neutral to the NEOs. We believe the items for which we provide tax assistance are business-related and the associated tax liability imposed on the executive would not have been incurred unless business reasons required the items to be provided.

2016 Compensation Decisions

2016 Base Salary

The Compensation Committee approved the following 2016 salary increases based on the executive’s performance, time in position and movement in the market rate.

NEO	2015 Base Salary ($)	2016 Base Salary ($)	% Increase
Ms. Hewson	1,565,000	1,645,000	5%
Mr. Tanner	925,000	970,000	5%
Mr. Bennett	790,000	830,000	5%
Mr. Carvalho	790,000	830,000	5%
Ms. Lavan	735,000	770,000	5%

2016 Annual Incentive Plan

Following various conversations with our stockholders, Board members and plan participants concerning the complexity in design features of our annual incentive program, the Compensation Committee engaged Meridian and management engaged Willis Towers Watson to review the design of our annual incentive plan to better align with market best practice and reduce complexity.

We also sought stockholder input on the proposed design changes as part of our ongoing stockholder outreach program. Our stockholders were supportive of the new design. In particular, the simplified plan design in tandem with the enhanced weighting on financial criteria, was viewed positively by our institutional stockholders.

In the September 2015 meeting, the Compensation Committee approved amendments to the annual incentive plan, effective for 2016 annual incentives, to (i) eliminate the Business Segment and Individual performance factors for the CEO and her direct reports (including the NEOs); (ii) increase the weighting of the Financial component from 60% to 70% under the Enterprise Performance factor, with the remaining 30% of the Enterprise Performance factor to be based on key strategic and operational goals; and (iii) remove Orders from the financial metric under the Enterprise component given the timing issues surrounding Orders in our industry and because they are considered under strategic and operational goals, as manifested in key new business won or retained.

The Compensation Committee, in collaboration with the executive leadership team, will continue to set pre-established measures at the beginning of the performance cycle, which will be disclosed to stockholders prospectively, similar to our current practice.

The new design is intended to:

●	Align with stockholder interests given the emphasis on key metrics that drive performance at the enterprise level;
●	Support a more collaborative team approach among the CEO’s direct reports, including our NEOs; and
●	Enhance line of sight and goal congruence through a simplified design for plan participants.

2016 Proxy Statement	49

Executive Compensation

The change in the annual incentive formula and the weightings underlying the Enterprise component for NEOs are shown below:

Previous Design
Enterprise Component	x	Business Area Component	x	Individual Component

60% FINANCIAL	20% STRATEGIC	20% OPERATIONAL

New Design
100% Enterprise Component

70% FINANCIAL	30% STRATEGIC & OPERATIONAL

The Board or Compensation Committee may adjust a NEO’s payout at their discretion.

As in prior years, the Compensation Committee retains discretion in setting target levels for participants, choosing and approving metrics, assigning weighting to the metrics and assessing performance.

Under the terms of the annual incentive program, as amended, the CEO’s bonus still may not exceed 0.3% of Performance Cash from operations for the plan year and the bonus for each of the other NEOs may not exceed 0.2% of Performance Cash from operations for the plan year. These caps were not modified and remain consistent with the prior plan features. Similarly, annual incentive payouts for any participant may not exceed 200% of the target award.

No changes were made to annual incentive target percentages for any of the NEOs for 2016 other than for our EVP & CFO, which was increased to 110% of his base salary to better align with the 2016 market rate (50th percentile).

2016 Annual Incentive Metrics and Goals

The Compensation Committee approved the key corporate commitments set forth below for purposes of assessing performance in 2016.

2016 Enterprise Financial Goals (Weighted 70%)

The financial commitments for the Enterprise Performance Factor are consistent with our long-range plan commitments, and are the same ranges we provided as public guidance in January 2016 in our year-end earnings release. These commitments for 2016 are set forth below.

2016 Commitments	Weighting	2016 Goal ($M)
Sales	20%	49,500 – 51,000
Segment Operating Profit	40%	4,900 – 5,050
Cash from Operations	40%	≥ 5,300

For the purposes of assessing performance under our annual incentive program, results may be adjusted from reported amounts for the incremental benefits or impacts associated with non-recurring items, such as acquisitions or divestitures. Our 2016 public guidance assumed a full year of operations of our IS&GS business segment. The Leidos transaction is expected to be completed in the third or fourth quarter of 2016 and an adjustment could be made to take into account the completion of the transaction. Cash from Operations results have been adjusted in prior years for unplanned pension contributions so that the impact on incentive compensation is not a factor in the decision to make the additional pension contribution.

50     www.lockheedmartin.com/investor

Executive Compensation

2016 Enterprise Strategic and Operational Goals (Weighted 30%)

The strategic and operational commitments for the Enterprise Performance Factor for 2016 are set forth below:

●	Secure key Focus and Keep Sold Program wins.
●	Achieve Mission Success® milestones.
●	Execute programs to achieve customer satisfaction and increase stockholder value.
●

Review portfolio on an ongoing basis to maximize stockholder value, to include mergers and acquisition activity, execution of the strategic review and appropriate technology and other enterprise investments.

●	Attract, develop and retain the workforce needed to deliver commitments to customers and stockholders.

2016 Long-Term Incentive Award Opportunities

The Compensation Committee approved 2016 LTI award opportunities for all executive officers commensurate with their respective 2016 LTI market rate, the executive’s performance and time in position.

For 2016, the LTI award opportunity for the CEO and the other NEOs is allocated 50% toward PSUs, 20% toward LTIP and 30% toward RSUs.

The terms of the 2016-2018 RSU grants are the same as for the 2015-2017 RSUs awards (see page 45), other than the following changes:

●

The grants will vest on a pro-rata basis in the event of a divestiture (rather than accelerated vesting), unless the other party to the divestiture assumes the awards fully and continues the awards on the same terms.

●	The awards will be forfeited if the executive is terminated for misconduct, even if retirement eligible.

The same measures and approach used for the 2015-2017 PSU and LTIP awards (see page 45) will be used to determine the 2016-2018 PSU and LTIP awards, other than the following:

●

The targets for Performance Cash and ROIC will be adjusted to exclude the impact of an acquisition or divestiture valued at more than $1 billion. (Note: this provision does not apply to the 2014-2016 or 2015-2017 awards.)

●	The awards will be forfeited if the executive is terminated for misconduct, even if retirement eligible.

For the 2016-2018 LTIP grants, any amount payable to a single participant in excess of $10 million will be forfeited.

Other Corporate Governance Considerations in Compensation

Our Use of Independent Compensation Consultants

The independent compensation consultant provides important information about market practices, the types and amounts of compensation offered to executives generally and the role of corporate governance considerations in making compensation decisions. The Compensation Committee’s charter authorizes it to retain outside advisors that it believes are appropriate to assist in evaluating executive compensation.

For 2015, the Compensation Committee continued to retain Meridian as an independent compensation consultant. In connection with its retention of Meridian, the Compensation Committee considered the following factors in assessing Meridian’s independence:

●	Meridian does not perform other services for the Corporation.
●	The compensation paid to Meridian is less than 1% of Meridian’s revenues.
●	Meridian has business ethics and insider trading and stock ownership policies, which are designed to avoid conflicts of interest.
●	Meridian employees supporting the engagement do not own Lockheed Martin securities.
●	Meridian employees supporting the engagement have no business or personal relationships with members of the Compensation Committee or with any Lockheed Martin executive officer.

2016 Proxy Statement	51

Executive Compensation

At its February 2016 meeting, the Compensation Committee renewed the engagement of Meridian. At that time, Meridian confirmed the continuing validity of each of the factors described above.

The nature and scope of Meridian’s engagement was determined by the Compensation Committee and not limited in any way by management. A description of the services provided by Meridian can be found on page 36.

Policy Regarding Timing of Equity Grants

We have a corporate policy statement concerning the grant of equity awards. Under that policy:

●	The Compensation Committee is responsible for determining the grant date of all equity awards.
●

No equity award may be backdated. A future date may be used if, among other reasons, the Compensation Committee’s action occurs in proximity to the release of earnings or during a trading blackout period.

●

Proposed equity awards are presented to the Compensation Committee in January of each year. Off-cycle awards may be considered in the Compensation Committee’s discretion in special circumstances, which may include hiring, retention or acquisition transactions.

In addition, our existing incentive performance award plan prohibits repricing of stock options or paying cash for underwater stock options.

Clawback and Other Protective Provisions

The Governance Guidelines include a clawback policy. Under the policy (as incorporated in our award agreements), if the Board determines that an officer’s intentional misconduct, gross negligence or failure to report such acts by another person:

●	was a contributing factor in requiring us to restate any of our financial statements; or
●	constituted fraud, bribery or another illegal act, or contributed to another person’s fraud, bribery or other illegal act, which adversely impacted our financial position or reputation;

the Board shall take such action as it deems in the best interests of the Corporation and necessary to remedy the misconduct and prevent its recurrence. Among other actions, the Board may seek to recover or require reimbursement of any amount awarded to the officer after January 1, 2008, in the form of an annual incentive bonus or LTI award.

The clawback policy is included in our annual incentive plan and in the award agreements for the RSUs, stock options, PSUs and LTIP.

In the event the Board recoups incentive compensation under our policy, management intends to disclose the aggregate amount of incentive compensation recovered, so long as the underlying event has already been publicly disclosed in our filings with the SEC. This disclosure would appear in the proxy statement following any such Board action and would provide the aggregate amount of recovery for each event if there is more than one applicable event.

The award agreements for the NEOs also contain post-employment restrictive covenants. The post-employment restrictions were incorporated into all executive level award agreements beginning in 2011.

There were no clawback actions taken by the Board during 2015.

Anti-Hedging and Pledging Policy

Our policies prohibit hedging and pledging of Lockheed Martin stock by all directors, officers and employees.

Stock Ownership Requirements for Key Employees

To better align their interests with the long-term interests of our stockholders, we expect our officers (including the NEOs) and other members of management to maintain an ownership interest in the Corporation based on the following guidelines:

Title	Annual Base Salary Multiple
Chairman, President and CEO	6 times
Chief Financial Officer	4 times
Executive Vice Presidents	3 times
Senior Vice Presidents	2 times

52     www.lockheedmartin.com/investor

Executive Compensation

NEOs are required to achieve ownership levels within five years of assuming their role and must hold net shares from vested RSUs and PSUs and net shares from options exercised until the value of the shares equals the specified multiple of base salary. The securities counted toward their respective target threshold include common stock, unvested RSUs, unvested PSUs at target (which no longer may be counted towards ownership levels beginning with 2015 awards) and stock units under our 401(k) plans and other deferral plans. As of February 1, 2016, each of our NEOs exceeded their respective ownership requirements.

Post-Employment, Change in Control, Divestiture and Severance Benefits

Our NEOs do not have employment agreements. In January 2008, the Board approved the Lockheed Martin Corporation Severance Benefit Plan For Certain Management Employees (renamed the Lockheed Martin Corporation Executive Severance Plan). Benefits are payable under this plan in the event of a company-initiated termination of employment other than for cause. All of the NEOs are covered under the plan.

The benefit payable in a lump sum under the plan is two weeks of basic severance plus a supplemental payment of one times the NEO’s base salary and the equivalent of one year’s target annual incentive bonus. For the CEO, the multiplier is 2.99 instead of 1.

NEOs participating in the plan also receive a lump sum payment to cover the cost of medical benefits for one year in addition to outplacement and relocation services. To receive the supplemental severance benefit, the NEO must execute a release of claims and an agreement containing post-employment, non-compete and non-solicitation covenants comparable to those included in our NEOs’ LTI award agreements.

With respect to LTI, upon certain terminations of employment, including death, disability, retirement, layoff, divestiture or a change in control, the NEOs may be eligible for continued vesting on the normal schedule, immediate payment of benefits previously earned or accelerated vesting of LTI in full or on a pro rata basis. The type of event and the nature of the benefit determine which of these approaches will apply. The purpose of these provisions is to protect previously earned or granted benefits by making them available following the specified event. We view the vesting (or continued vesting) to be an important retention feature for senior-level employees. Because benefits paid at termination consist of previously granted or earned benefits, we do not consider termination benefits as a separate item in compensation decisions. Our LTI plans do not provide for tax assistance.

In the event of a change in control, our plans provide for the acceleration of the payment of the nonqualified portion of earned pension benefits and nonqualified deferred compensation. Unless the successor does not assume the award agreements, all LTI awards require a “double trigger” for vesting to accelerate (both a change in control and a qualifying termination of employment).

For executives whose business unit is divested, 2014 and 2015 RSUs accelerate and PSUs and LTIP are prorated to the day of the divestiture and paid at end of the cycle. For 2016 awards, RSUs, PSUs and LTIP are pro-rated to the day of the divestiture unless assumed by the successor.

Tax Deductibility of Executive Compensation

The Corporation’s tax deduction for compensation paid to each of the NEOs who are subject to the compensation deduction limits of Section 162(m) of the Internal Revenue Code is capped at $1 million. Section 162(m) provides an exemption from the $1 million cap for compensation qualifying as “performance-based.” We intend for our annual incentive and LTI programs for NEOs to qualify as “performance-based” compensation exempt from the $1 million cap on deductibility. The Corporation and Compensation Committee reserve the right to provide compensation that does not qualify under Section 162(m).

We are proposing that stockholders re-approve the performance-based goals applicable to awards under the Lockheed Martin Corporation 2011 Incentive Performance Award Plan, as amended and restated (2011 IPAP or Plan) for five additional years (see Proposal 4 on page 71). The performance goals must be approved by stockholders every five years to preserve, to the extent possible, our tax deduction for certain awards made under the Plan in accordance with Section 162(m) of the Internal Revenue Code of 1986.

2016 Proxy Statement	53

Executive Compensation

Summary Compensation Table

The following table shows annual and long-term compensation awarded, earned or paid for services in all capacities to the NEOs for the fiscal year ended December 31, 2015 and, where applicable, the prior fiscal years. Numbers have been rounded to the nearest dollar.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)	Total Without Change In Pension Value* ($)
(a)	(b)	(c)	(e)	(g)	(h)	(i)	(j)
Marillyn A. Hewson Chairman, President and Chief Executive Officer	2015	1,603,221	8,962,915	9,096,460	8,402,875	500,573	28,566,044	20,163,169
	2014	1,497,692	8,905,240	7,060,860	15,817,715	415,055	33,696,562	17,878,847
	2013	1,368,654	8,166,696	5,979,710	9,409,264	238,150	25,162,474	15,753,210
Bruce L. Tanner Executive Vice President and Chief Financial Officer	2015	937,436	3,213,033	3,251,712	2,004,331	63,043	9,469,555	7,465,224
	2014	884,311	3,243,441	4,350,640	3,864,483	55,018	12,397,893	8,533,410
	2013	838,586	2,952,952	3,384,234	865,902	74,779	8,116,453	7,250,551
Dale P. Bennett Executive Vice President Mission Systems and Training	2015	717,720	2,000,641	2,233,730	2,980,085	69,117	8,001,293	5,021,208
	-	-	-	-	-	-	-	-
	-	-	-	-	-	-	-	-
Orlando P. Carvalho Executive Vice President Aeronautics	2015	795,370	2,400,882	2,350,746	3,033,253	59,180	8,639,431	5,606,178
	2014	720,836	2,407,492	1,949,430	3,694,876	72,074	8,844,708	5,149,832
	-	-	-	-	-	-	-	-
Maryanne R. Lavan Senior Vice President, General Counsel and Corporate Secretary	2015	744,704	2,080,765	3,073,510	1,475,058	53,873	7,427,910	5,952,852
	2014	702,287	2,122,226	2,723,950	2,745,209	48,970	8,342,642	5,597,433
	2013	668,348	1,447,149	2,114,090	1,193,094	46,158	5,468,839	4,275,745

*	See explanation of Total Without Change In Pension Value on page 57.

Name and Principal Position (Column (a))

Ms. Hewson was appointed Chairman of the Board effective January 2014 and President and CEO effective January 2013. Information is provided for 2015 and 2014 only for Mr. Carvalho as he was not a NEO in 2013, and for 2015 only for Dale P. Bennett as he was not a NEO in 2014 or 2013.

Salary (Column (c))

Salary is paid weekly in arrears. The amount of salary reported may vary from the approved annual rate of pay because the salary reported in the table is based on the actual number of weekly pay periods in a year.

54     www.lockheedmartin.com/investor

Executive Compensation

Stock Awards (Column (e))

Represents the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (ASC 718) for RSUs granted in 2015, 2014 and 2013, and PSUs granted in 2015, 2014 and 2013, disregarding potential forfeitures based on service requirements.

	2015 Grant Date Fair Value RSUs ($)	2015 Grant Date Fair Value PSUs ($)
Ms. Hewson	3,359,901	5,603,014
Mr. Tanner	1,204,442	2,008,591
Mr. Bennett	749,892	1,250,749
Mr. Carvalho	899,870	1,501,011
Ms. Lavan	779,888	1,300,877

The ASC 718 grant date fair value of one 2015 RSU ($192.28), one 2014 RSU ($146.85) and one 2013 RSU ($89.24), is the closing price of one share of our stock on the date of grant, discounted to take into account the deferral of dividends until vesting.

Values for the PSUs, which are subject to performance conditions, are based on the probable outcome on the grant date of three separate performance conditions (approximately 50% of the target shares are earned based upon Relative TSR, approximately 25% of the target shares are earned based upon Performance Cash, and approximately 25% of the target shares are earned based upon ROIC).

The grant date fair value of $188.96 for 2015, $134.59 for 2014 and $61.29 for 2013 for the TSR portion of the PSU award was determined using a Monte Carlo simulation model. The value was determined using the historical stock price volatilities of the companies in our comparator group over the most recent 2.92-year period for 2015, 2.93-year period for 2014 and 2.92-year period for 2013, assuming dividends for each company are reinvested on a continuous basis and a risk-free rate of interest of 0.81% for 2015, 0.73% for 2014 and 0.44% for 2013. The grant date fair value of $192.28 for 2015, $146.85 for 2014 and $89.24 for 2013 for the Performance Cash and ROIC portions of the awards is based on the closing price of one share of our stock on the date of grant, discounted to take into account the deferral of dividends until vesting. The grant date fair values for the 2013-2015 and 2014-2016 PSUs have been modified from the disclosure in prior years to make an immaterial correction (less than 50 cents per share) in the Monte Carlo simulation model. In addition to the level of performance achieved, the value of the PSUs earned will be determined by the price of our stock which may be more or less than the grant date fair value.

The maximum grant date fair values of the 2015 PSU awards, assuming a 200% maximum payout on all three metrics are as follows: Ms. Hewson: $11,206,028; Mr. Tanner: $4,017,182; Mr. Bennett: $2,501,498; Mr. Carvalho: $3,002,023 and Ms. Lavan: $2,601,754.

The maximum grant date fair values of the 2014 PSU awards, assuming a 200% maximum payout on all three metrics are as follows: Ms. Hewson: $11,138,497; Mr. Tanner: $4,057,101; Mr. Carvalho: $3,011,372; and Ms. Lavan: $2,654,654.

The maximum grant date values of the 2013 PSU awards, assuming a 200% maximum payout on all three metrics are as follows: Ms. Hewson: $10,213,491; Mr. Tanner: $3,692,930; and Ms. Lavan: $482,676.

Non-Equity Incentive Plan Compensation (Column (g))

Includes the amount paid for annual incentive bonuses. We report the annual incentive bonus in column (g) because the annual incentive bonus is based on an assessment of performance against pre-established goals. The Compensation Committee will continue to use discretion to assess performance against objectives established at the beginning of the year. We also report amounts earned under our LTIP awards in the three-year period ending on December 31 of the year reported in column (g) of the table.

The table below shows the respective 2015 annual incentive bonus and amount earned under the 2013-2015 LTIP and reported for each NEO:

	Annual Incentive Payout ($)	LTIP Payout ($)
Ms. Hewson	5,477,500	3,618,960
Mr. Tanner	1,942,500	1,309,212
Mr. Bennett	1,435,430	798,300
Mr. Carvalho	1,501,000	849,746
Ms. Lavan	1,361,600	1,711,910

2016 Proxy Statement	55

Executive Compensation

Change in Pension Value and Nonqualified Deferred Compensation Earnings (Column (h))

Reports the present value of the change in pension benefit for the NEO for the year reported (for example, from December 31, 2014 to December 31, 2015) and is not the amount that will be paid to the NEO.

The disclosure is based on the Corporation’s final average compensation formula in its defined benefit plan which multiplies a percentage (1.25% of compensation below the social security wage base and 1.5% above that level) times years of service times the average of the employee’s highest three years of compensation in the last ten years. This is the same formula used for all participants accruing a pension benefit in 2015; none of the NEOs (including Ms. Hewson) has been credited with any extra years of service or provided a benefit from a special or enhanced formula. Under a three-year final average compensation formula, increasing service, age and compensation will result in an increase in the earned benefit. When an employee receives a compensation increase, the three-year average compensation that goes into the formula likewise increases. The impact of that increase in the average is greater with a long service employee because the pension formula multiplies the now-higher average compensation by years of service. The year-over-year value is also affected by the changes in interest rate and increased life expectancy assumptions.

The amounts reported for 2015, 2014 and 2013 used a discount rate of 4.375%, 4.00% and 4.75% respectively, as the interest rate. This is the same rate we used to report pension liabilities in our financial statements for each of those years.

Longevity assumptions are used to estimate the life expectancy of plan participants during which they are expected to receive benefit payments. Recent actuarial studies indicate life expectancies are longer and have the resultant effect of increasing the total expected benefit payments to plan participants. The amounts reported beginning in 2014 reflect the use of new longevity assumptions, which results in a larger accumulated pension benefit than otherwise would be the case under the 2013 longevity assumptions. We used the same new longevity and interest rate assumptions to report pension liabilities for all pension plan participants in our financial statements beginning in 2014.

All Other Compensation (Column (i)

Perquisites and other personal benefits provided to the NEOs in 2015 included: security; annual executive physicals; business association expenses; use of corporate aircraft for personal travel; and travel for a family member accompanying the NEO while on business travel. Not all of the listed perquisites or personal benefits were provided to each NEO. In addition, the Corporation made available event tickets, a company-provided car and driver for personal commuting, and access to club memberships to some of the NEOs, but required the NEOs to reimburse the Corporation for the incremental cost to the Corporation in 2015 of such items. The cost of any category of the listed perquisites and personal benefits did not exceed the greater of $25,000 or 10% of total perquisites and personal benefits for any NEO, except for (i) security for Ms. Hewson ($120,768) and (ii) use of the corporate aircraft for Ms. Hewson ($253,397). The incremental cost for use of corporate aircraft for personal travel was calculated based on the total personal travel flight hours multiplied by the estimated hourly aircraft operating costs for 2015 (including fuel, maintenance, staff travel expenses, and other variable costs, but excluding fixed capital costs for the aircraft, hangar facilities, and staff salaries).

The amounts reported for security include providing home security to some of our NEOs consistent with what is provided to corporate executives in other public companies in our industry. Given the nature of our business, additional security may be provided for travel in high-risk areas or to address particular situations. We believe that providing personal security in response to concerns arising out of employment by the Corporation is business-related.

In addition to perquisites, column (i) also contains items of compensation listed in the following table. All items are paid under broad-based programs for U.S. salaried employees except for the tax assistance and the Lockheed Martin Corporation Supplemental Savings Plan (NQSSP) match. Items include matching contributions made to eligible universities, colleges and other non-profit organizations under the Corporation’s matching gift programs. Listed amounts may include contributions made in 2016 to match 2015 executive contributions or actions as applicable.

56     www.lockheedmartin.com/investor

Executive Compensation

Other Items of Compensation Included in “All Other Compensation” Column (i)

Name	Tax Assistance for Business-Related Items ($)	Corporation Matching Contribution to 401(k) Plan ($)	Corporation Matching Contribution to NQSSP (Nonqualified 401(k) Plan) ($)	Group Life Insurance ($)	Matching Gift Programs ($)
Ms. Hewson	41,581	4,500	57,789	15,741	1,000
Mr. Tanner	4,740	4,500	32,259	9,104	0
Mr. Bennett	31,125	4,500	23,474	6,317	1,000
Mr. Carvalho	23,200	10,600	0	7,379	0
Ms. Lavan	2,460	4,500	24,701	7,168	11,000

In 2015, the Corporation provided tax assistance on business-related items associated with taxable business association expenses, security expenses, non-resident state taxes on business travel and travel expenses for a family member accompanying the NEO while on business travel.

*Total Without Change In Pension Value

The separate column labeled “Total Without Change in Pension Value” shows total compensation as required to be disclosed by the SEC in column (j) less the amount shown in Change in Pension Value and Nonqualified Deferred Compensation Earnings in column (h). The amounts shown in this column are not a substitute for the amounts reported in the Total column, and differ substantially from the amounts reported in the Total column for several reasons. The amount reported in column (h) for Change in Pension Value is not current compensation and represents the present value of an estimated stream of payments to be made following retirement. The methodology used to report the Change in Pension Value under applicable accounting rules is sensitive to assumptions about life expectancy and changes in the discount rate determined at each year end, which are functions of economic factors and actuarial calculations that are outside of the control of the Compensation Committee.

2016 Proxy Statement	57

Executive Compensation

2015 Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			Grant Date Fair Value of Stock Awards ($)
Name	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(l)
Marillyn A. Hewson	1/29/2015	MICP	342,344	2,738,750	5,477,500	-	-	-	0
	1/29/2015	RSU	-	-	-	0	17,474	17,474	3,359,901
	1/29/2015	LTIP	140,000	2,240,000	4,480,000	-	-	-	0
	1/29/2015	PSU	-	-	-	1,821	29,396	58,792	5,603,014
Bruce L. Tanner	1/29/2015	MICP	121,406	971,250	1,942,500	-	-	-	0
	1/29/2015	RSU	-	-	-	0	6,264	6,264	1,204,442
	1/29/2015	LTIP	50,188	803,000	1,606,000	-	-	-	0
	1/29/2015	PSU	-	-	-	653	10,538	21,076	2,008,591
Dale P. Bennett	1/29/2015	MICP	89,714	717,715	1,435,430	-	-	-	0
	1/29/2015	RSU	-	-	-	0	3,900	3,900	749,892
	1/29/2015	LTIP	31,250	500,000	1,000,000	-	-	-	0
	1/29/2015	PSU	-	-	-	407	6,562	13,124	1,250,749
Orlando P. Carvalho	1/29/2015	MICP	93,813	750,500	1,501,000	-	-	-	0
	1/29/2015	RSU	-	-	-	0	4,680	4,680	899,870
	1/29/2015	LTIP	37,500	600,000	1,200,000	-	-	-	0
	1/29/2015	PSU	-	-	-	488	7,875	15,750	1,501,011
Maryanne R. Lavan	1/29/2015	MICP	87,281	698,250	1,396,500	-	-	-	0
	1/29/2015	RSU	-	-	-	0	4,056	4,056	779,888
	1/29/2015	LTIP	32,500	520,000	1,040,000	-	-	-	0
	1/29/2015	PSU	-	-	-	423	6,825	13,650	1,300,877

Estimated Future Payouts Under Non-Equity Incentive Plan Awards (Columns (c), (d) and (e))

Includes annual incentive grants (MICP) for 2015 and LTIP grants for the 2015-2017 period ending December 31, 2017.

The MICP measures performance over a one-year period and is described under “Annual Incentive” on page 40 in the CD&A. The threshold, or minimum amount payable, is 12.5% of target while the maximum is 200% of target.

The LTIP award measures performance against three separate metrics described under “2015 Long-Term Incentive Compensation” on page 45 in the CD&A. The threshold is the minimum amount payable for a specified level of performance stated in the LTIP award agreement. For the 2015-2017 award, the threshold amount payable is 6.25% of the target award. The maximum award payable under the LTIP award is 200% of target value. Awards are subject to forfeiture upon termination of employment prior to the end of the performance cycle, except in the event of retirement, death, disability, divestiture, or layoff. If the event occurs prior to the end of the performance period, LTIP awards are prorated. Following a change in control, the 2015-2017 LTIP awards vest at the target amount upon involuntary termination without cause or voluntary termination with good reason or if the successor does not assume the LTIP awards.

58     www.lockheedmartin.com/investor

Executive Compensation

Estimated Future Payouts Under Equity Incentive Plan Awards (Columns (f), (g) and (h))

Shows the number of RSUs granted by the Compensation Committee on January 29, 2015. The RSU grants made to the NEOs were subject to forfeiture to the extent the value of the RSUs granted for a recipient on the award date was greater than 0.2% for the CEO and 0.1% for each of the other NEOs of 2015 Performance Cash. Based on 2015 Performance Cash, none of the RSUs were forfeited. The RSUs vest on the third anniversary of the date of grant or upon death, disability, divestiture. Following a change in control, the RSUs vest upon involuntary termination without cause or voluntary termination for good reason or if the RSUs are not assumed. If the employee retires or is laid off after July 29, 2015, but prior to the third anniversary of the date of grant, the RSUs become nonforfeitable and are paid at the end of the vesting period. During the vesting period, dividend equivalents are accrued and subject to the same vesting schedule as the underlying RSUs. At the end of the vesting period, the RSUs are paid in shares of stock and the deferred dividend equivalents are paid in cash. If any tax withholding is required on the 2015 RSUs or dividend equivalents during the vesting period (for example, on account of retirement-eligibility), the RSUs provide for accelerated vesting of the number of shares or dividend equivalents required to satisfy the tax withholding. The award is then reduced either by the number of shares or by the amount of accrued dividend equivalents that were accelerated for the tax withholding.

The table includes PSU grants for the 2015-2017 period ending December 31, 2017. At the end of the three-year vesting period, which ends on the third anniversary of the date of grant, the amount earned is payable in shares of stock and cash representing dividend equivalents accrued during the three-year performance period. Awards are subject to forfeiture upon termination of employment prior to the end of the vesting period, except in the event of termination following retirement, death, disability, divestiture, or layoff. If the event occurs after July 29, 2015, but prior to the end of the vesting period, PSU awards are paid out at the end of the vesting period on a prorated basis. Following a change in control, the PSUs vest at the target amount upon involuntary termination without cause or voluntary termination with good reason or if the successor does not assume the PSUs.

Shares are earned under the PSU awards based upon performance against three separate metrics described under “PSU Awards” on page 45. If performance falls below the threshold level of performance for a metric, no shares would be earned with respect to that metric. Assuming any payment is earned, the minimum amount payable under the PSU is 25% of the target shares attributable to ROIC or Performance Cash, the lowest level payable under these metrics. The maximum number of shares payable under the PSU is 200% of the number of target shares.

Grant Date Fair Value of Stock Awards (Column (1))

Represents the aggregate grant date fair value computed in accordance with FASB ASC 718 for RSUs and PSUs granted in 2015, disregarding potential forfeitures based on service requirements.

The grant date fair value of the 2015 RSU grant is $192.28 per RSU, which is based on the closing price of one share of our stock on the date of grant, discounted to take into account the deferral of dividends until vesting.

The grant date fair value for the PSUs, which are subject to performance conditions, is based on the probable outcome of each of the three performance conditions. The grant date fair value of $188.96 for the Relative TSR portion of the award is determined using a Monte Carlo simulation model. The grant date fair value of $192.28 for the Performance Cash and ROIC portions of the awards is based on the closing price of one share of our stock on the date of grant, discounted to take into account the deferral of dividends until vesting.

2016 Proxy Statement	59

Executive Compensation

Outstanding Equity Awards at 2015 Fiscal Year-End

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested [1] (#)		Market Value of Shares or Units of Stock That Have Not Vested [2] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested [3] (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested [4] ($)
(a)	(b)	(e)	(f)	(g)		(h)	(i)		(j)
Marillyn A. Hewson	82,935	82.01	1/28/2022	17,474	[5]	3,794,479	31,353	[6]	6,808,304
	59,434	79.60	1/29/2021	21,913	[7]	4,758,408	46,183	[8]	10,028,639
	-	-	-	34,289	[9]	7,445,856	-		-
	-	-	-	127,693	[10]	27,728,535	-		-
Bruce L. Tanner	97,213	82.01	1/28/2022	6,264	[5]	1,360,228	11,240	[6]	2,440,766
	64,531	79.60	1/29/2021	7,897	[7]	1,714,834	16,822	[8]	3,652,898
	55,000	74.89	1/31/2020	12,399	[9]	2,692,443	-		-
	49,700	82.52	1/25/2019	46,171	[10]	10,026,033	-		-
Dale P. Bennett	10,800	106.87	1/26/2018	3,900	[5]	846,885	6,999	[6]	1,519,833
	-	-	1/28/2022	4,817	[7]	1,046,012	10,182	[8]	2,211,022
	-	-	1/29/2021	7,562	[9]	1,642,088	-		-
	-	-	-	28,162	[10]	6,115,379	-		-
Orlando P. Carvalho	29,705	82.01	1/28/2022	4,680	[5]	1,016,262	8,399	[6]	1,823,843
	20,466	79.60	1/29/2021	5,940	[7]	1,289,871	12,486	[8]	2,711,335
	15,300	74.89	1/31/2020	6,712	[9]	1,457,511	-		-
	12,700	82.52	1/25/2019	3,009	[10]	653,404	-		-
Maryanne R. Lavan	8,202	82.01	1/28/2022	4,056	[5]	880,760	7,279	[6]	1,580,635
	6,518	79.60	1/29/2021	5,212	[7]	1,131,786	11,006	[8]	2,389,953
	-	-	-	13,512	[9]	2,934,131	-		-
	-	-	-	6,036	[10]	1,310,718	-		-

(1)	We reported RSUs granted in January 2015 as equity incentive awards in columns (f) through (h) of the “2015 Grants of Plan-Based Awards” table because there was the potential for forfeiture based on failure to achieve the performance metrics specified in the award agreements. For this table, we reported the RSUs in columns (g) and (h) because the performance feature of the RSU grants was satisfied at the end of 2015. This column also includes PSUs granted on January 28, 2013 for the 2013- 2015 performance period. The vesting period for the PSU granted ends on January 28, 2016 but the performance period ended on December 31, 2015.The number of shares shown in column (g) for the 2013-2015 PSUs is the number of shares earned under the PSU metrics and to be paid upon vesting in January 2016.
(2)	The market value shown in column (h) is calculated by multiplying the number of shares shown in column (g) by the December 31, 2015 per share closing price of our stock ($217.15). NEOs also receive a cash payment for deferred dividend equivalents upon vesting of the RSUs.
(3)	Represents PSUs granted on January 29, 2015 for the 2015-2017 performance period and on January 27, 2014 for the 2014-2016 performance period; the PSUs are earned and paid out in shares of our stock at the end of the three-year vesting period based upon performance on three separate metrics (Relative TSR, Performance Cash, and ROIC). The number of shares of stock shown in column (i) is based upon the threshold level of performance for each of the three metrics or, if performance to date on the metric has exceeded the threshold level (as is the case for 2015 and 2014), the estimated level of performance as of December 31, 2015. Performance under each metric is determined separately, with the three results added together to obtain the number of shares shown in column (i). NEOs also receive a cash payment for accrued dividend equivalents upon vesting of the PSUs.
(4)	The market value shown in column (j) is calculated by multiplying the number of PSUs reported in column (i) by the December 31, 2015 per share closing price of our stock ($217.15).
(5)	Represents RSUs granted on January 29, 2015, which vest January 29, 2018, except that vesting may occur earlier as described in the “2015 Grants of Plan-Based Awards” table.
(6)	Represents PSUs granted on January 29, 2015 and which are earned over a three-year period but provide for pro rata payments for certain terminations as described in connection with the “2015 Grants of Plan-Based Awards” table.
(7)	Represents RSUs granted on January 27, 2014, which vest on January 27, 2017, except that vesting may occur earlier as described in the “2015 Grants of Plan-Based Awards” table.
(8)	Represents PSUs granted on January 27, 2014 and which are earned over a three-year period but provide for pro rata payments for certain terminations as described in the “2015 Grants of Plan-Based Awards” table.
(9)	Represents RSUs granted on January 28, 2013, which vested on January 28, 2016.
(10)	Represents PSUs granted on January 28, 2013, which vested on January 28, 2016.

60     www.lockheedmartin.com/investor

Executive Compensation

Option Exercises and Stock Vested During 2015

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise [1] ($)	Number of Shares Acquired on Vesting [2] (#)	Value Realized on Vesting [3] ($)
(a)	(b)	(c)	(d)	(e)
Marillyn A. Hewson	45,700	5,386,088	11,503	2,170,141
Bruce L. Tanner	32,000	4,049,882	12,916	2,434,540
Dale P. Bennett	16,809	1,940,399	2,686	506,747
Orlando P. Carvalho	0	0	4,033	760,526
Maryanne R. Lavan	19,000	2,216,546	7,632	1,438,470

(1)	Value realized was calculated based on the difference between the aggregate exercise price of the options and the weighted average sale price per share on the date of exercise and sale.
(2)	Vesting on January 30, 2015 of RSUs granted on January 30, 2012 following the three-year vesting period; and accelerated vesting on January 29, 2015 of a portion of RSUs granted on January 27, 2014 equal to the value of the tax withholding obligation due upon retirement-eligibility of the NEO and following the Board’s certification of the one-year performance goal based on the per share closing price on the date of vesting. Represents aggregate number of shares vested prior to disposition of shares to the Corporation to satisfy tax withholding obligation.
(3)	Value realized was calculated based on the number of shares acquired on vesting multiplied by the per share closing price of our common stock on the date of vesting (January 30, 2015, $188.37) and (January 29, 2015, $192.50).

Retirement Plans

During 2015, the NEOs participated in the Lockheed Martin Corporation Salaried Employee Retirement Program (LMRP), which is a combination of several prior plans (collectively, the “Prior Plan”) for salaried employees with some protected benefits.

The calculation of retirement benefits under the LMRP is determined by a formula that takes into account the participant’s years of credited service and average compensation for the highest three years of the last ten years of employment. Average compensation includes the NEO’s base salary, annual incentive bonuses and lump sum payments in lieu of a salary increase. NEOs must have either five years of service or be actively employed by the Corporation at age 65 to vest in the LMRP. Normal retirement age is 65; however, benefits are payable as early as age 55 (with five years of service) at a reduced amount or without reduction at age 60. Benefits are payable as a monthly annuity for the lifetime of the employee, as a joint and survivor annuity, as a life annuity with a five or ten year guarantee, or as a level income annuity.

The calculation of retirement benefits under the Prior Plan is based on a number of formulas, some of which take into account the participant’s years of credited service and pay over the career of the NEO. Certain other formulas in the Prior Plan are based upon the final average compensation and credited service of the employee. Pay under certain formulas in the Prior Plan currently includes salary, commissions, overtime, shift differential, lump sum pay in lieu of a salary increase, annual incentive bonuses awarded that year, and 401(k) and pre-tax contributions. A portion of the pension benefits for Mr. Tanner was earned under the Prior Plan.

All of the NEOs were eligible for early retirement as of December 31, 2015. As of December 31, 2015, all of the NEOs were vested in the LMRP.

During 2015, the NEOs also participated in the Lockheed Martin Corporation Supplemental Retirement Plan (Supplemental Pension), which is a restorative plan and provides benefits in excess of the benefit payable under IRS rules through the LMRP, our tax-qualified plan (see the footnote to column (d) to the “2015 Pension Benefits” table on page 62).

In July 2014, the Corporation announced that the LMRP will be frozen, in two steps, with increases in compensation no longer taken into account effective January 1, 2016 and increases in service no longer taken into account effective January 1, 2020. This change in plan structure also will carry over to the Supplemental Pension benefit accruals available to the NEOs. Retirement benefits earned thereafter will be paid through defined contribution plans. Beginning in 2016 eligible salaried employees (including the NEOs) will receive a 2% company contribution to the salaried 401(k) plan.

2016 Proxy Statement	61

Executive Compensation

2015 Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Marillyn A. Hewson	Lockheed Martin Corporation Salaried Employee Retirement Program	33.1	1,852,063	0
	Lockheed Martin Corporation Supplemental Retirement Plan		45,121,313	0
Bruce L. Tanner	Lockheed Martin Corporation Salaried Employee Retirement Program	33.1	1,538,477	0
	Lockheed Martin Corporation Supplemental Retirement Plan		14,186,176	0
Dale P. Bennett	Lockheed Martin Corporation Salaried Employee Retirement Program	34.6	1,796,270	0
	Lockheed Martin Corporation Supplemental Retirement Plan		11,037,324	0
Orlando P. Carvalho	Lockheed Martin Corporation Salaried Employee Retirement Program	35.5	1,696,551	0
	Lockheed Martin Corporation Supplemental Retirement Plan		11,874,179	0
Maryanne R. Lavan	Lockheed Martin Corporation Salaried Employee Retirement Program	25.8	1,291,176	0
	Lockheed Martin Corporation Supplemental Retirement Plan		8,625,309	0

Plan Name (Column (b))

The Lockheed Martin Corporation Supplemental Retirement Plan (Supplemental Pension) uses the same formula for benefits as the tax-qualified plan uses for calculating the NEO’s benefit. Although all service recognized under the tax-qualified plan is recognized under the Supplemental Pension, a benefit would be earned under the Supplemental Pension only in years when the employee’s total accrued benefit would exceed the benefit accrued under the tax-qualified plan. The Supplemental Pension benefits are payable in the same form as benefits are paid under the LMRP, except lump sum payments are available under the Supplemental Pension.

Present Value of Accumulated Benefit (Column (d))

The amounts in column (d) were computed using the same assumptions we used to account for pension liabilities in our financial statements and as described in Note 11 to our financial statements contained in our 2015 Annual Report, except that the amounts were calculated based on benefits commencing at age 60 (or current age if greater). We used these ages rather than the plan’s normal retirement age of 65 because an employee may commence receiving pension benefits at age 60 without any reduction for early commencement. A portion of Mr. Tanner’s benefit was earned under grandfathered plans that apply a reduction for early commencement at age 60. The amounts shown for Mr. Tanner reflect the reduction for early commencement of the benefit. Amounts paid under our plans use assumptions contained in the plans and may be different than those used for financial statement reporting purposes.

Only the benefit payable under the Supplemental Pension is payable in the form of a lump sum. If an executive elected a lump sum payment, the amount of the lump sum would be based on plan assumptions and not the assumptions used for financial statement reporting purposes. As a result, the actual lump sum payment would be an amount different than what is reported in this table. The age of the executive at retirement would also impact the size of the lump sum payment. The amount using plan assumptions is shown on the “Potential Payments Upon Termination or Change in Control” table.

62     www.lockheedmartin.com/investor

Executive Compensation

Nonqualified Deferred Compensation

Participants in our tax-qualified 401(k) plan may defer up to 25% of base salary on a pre-tax, Roth or after-tax basis. In addition, we make a matching contribution equal to 50% of up to the first 8% of compensation contributed by the participant. Employee and Corporation matching contributions in excess of the Internal Revenue Code limitations may be contributed to the NQSSP on a pre-tax basis at the election of the NEO. Employee and Corporation matching contributions are nonforfeitable at all times. NQSSP contributions are credited with earnings or losses, as appropriate, based on the investment option or options in which the account has been invested, as elected by the participant. Each of the NQSSP investment options is available under our tax-qualified 401(k) plan for salaried employees. The NQSSP provides for payment following termination of employment in a lump sum or up to 25 annual installments at the participant’s election. All amounts accumulated and unpaid under the NQSSP must be paid in a lump sum within 15 calendar days following a change in control.

The Deferred Management Incentive Compensation Plan (DMICP) provides the opportunity to defer, until termination of employment or beyond, the receipt of all or a portion of annual incentive bonuses, LTIP awards and amounts paid in respect of the termination of the Lockheed Martin Post-Retirement Death Benefit Plan. Employees may elect any of the investment funds available in the NQSSP (with the exception of the Company Stock Fund) or two investment alternatives available only under the DMICP for crediting earnings (losses). Under the DMICP Stock Investment Option, earnings (losses) on deferred amounts will accrue at a rate that tracks the performance of our common stock, including reinvestment of dividends. Under the DMICP Interest Investment Option, earnings accrue at a rate equivalent to the then published rate for computing the present value of future benefits under Cost Accounting Standards 415, Deferred Compensation (“CAS 415 rate”). The Interest Investment Option was closed to new deferrals and transfers from other investment options effective July 1, 2009. Amounts credited to the Stock Investment Option may not be reallocated to other options. In addition, Stock Investment Option deferrals will be paid in shares of our common stock upon distribution. For the 2013–2015 LTIP grant, any award is subject to a one-year mandatory deferral to the extent the award value would exceed $10 million. For the 2014–2016 LTIP grant, the amount in excess of $10 million is forfeited. The DMICP provides for payment in January or July following termination of employment in a lump sum or up to 25 annual installments at the NEO’s election. All amounts accumulated under the DMICP must be paid in a lump sum within 15 days following a change in control.

2016 Proxy Statement	63

Executive Compensation

2015 Nonqualified Deferred Compensation

This table reports compensation earned by the NEOs and deferred under our NQSSP and DMICP. The NQSSP is a nonqualified 401(k) plan with an employer match on a portion of the salary deferral. Three types of compensation may be deferred into the DMICP:

●	Annual incentive bonus (“DMICP (Bonus)”).
●	Amounts payable under our LTIP program and mandatorily deferred (“DMICP (LTIP1 Mandatory)”).
●	Amounts payable under our LTIP program and voluntarily deferred (“DMICP (LTIP2 Voluntary)”).

Name		Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
(a)		(b)	(c)	(d)	(e)	(f)
Marillyn A. Hewson	NQSSP	361,178	57,789	24,361	0	3,173,740
	DMICP (Bonus)	2,284,653	N/A	(222,115)	0	14,871,871
	DMICP (LTIP1 Mandatory)	N/A	N/A	0	1,402,870	0
	DMICP (LTIP2 Voluntary)	3,029,654	N/A	54,619	0	8,254,742
	TOTAL	5,675,485	57,789	(143,135)	1,402,870	26,300,353
Bruce L. Tanner	NQSSP	201,620	32,259	142,599	0	3,581,322
	DMICP (Bonus)	0	N/A	183,734	0	1,575,911
	DMICP (LTIP1 Mandatory)	N/A	N/A	0	1,740,858	0
	DMICP (LTIP2 Voluntary)	0	N/A	0	0	0
	TOTAL	201,620	32,259	326,333	1,740,858	5,157,233
Dale P. Bennett	NQSSP	146,714	23,474	100,398	0	1,518,089
	DMICP (Bonus)	278,863	N/A	221,450	0	3,187,458
	DMICP (LTIP1 Mandatory)	N/A	N/A	0	396,104	0
	DMICP (LTIP2 Voluntary)	550,745	N/A	58,205	0	1,161,066
	TOTAL	976,322	23,474	380,053	396,104	5,866,613
Orlando P. Carvalho	NQSSP	0	0	0	0	0
	DMICP (Bonus)	0	N/A	28,597	0	210,858
	DMICP (LTIP1 Mandatory)	N/A	N/A	0	490,144	0
	DMICP (LTIP2 Voluntary)	0	N/A	0	0	0
	TOTAL	0	0	28,597	490,144	210,858
Maryanne R. Lavan	NQSSP	104,978	24,701	70,132	0	1,847,563
	DMICP (Bonus)	19,086	N/A	150,516	0	1,088,211
	DMICP (LTIP1 Mandatory)	N/A	N/A	0	354,932	0
	DMICP (LTIP2 Voluntary)	24,315	N/A	98,466	0	784,407
	TOTAL	148,379	24,701	319,114	354,932	3,720,181

64     www.lockheedmartin.com/investor

Executive Compensation

Executive Contributions in Last Fiscal Year (Column (b))

Includes 2015 salary deferrals to NQSSP, annual incentive bonus paid in 2015 for 2014 performance deferred to DMICP, and voluntary deferrals of LTIP for the 2012–2014 period to the DMICP. The table reflects the year in which the deferral is credited to the NEO’s account (2015) and not the year in which it was earned (2014).

Registrant Contributions in Last Fiscal Year (Column (c))

Includes 2015 Corporation matching contributions to NQSSP. The NQSSP match is also included in column (i) of the “Summary Compensation Table.” The table reflects the year in which the deferral is credited to the NEO’s account (2015) and not the year in which it was earned (2014).

Aggregate Withdrawals/Distributions (Column (e))

Includes distributions of mandatory LTIP deferral from the 2010-2012 period in January 2015 following the end of the two-year deferral period.

Aggregate Balance at Last Fiscal Year End (Column (f))

The following table lists the amounts reported as executive or registrant contributions in columns (b) and (c) of the “2015 Nonqualified Deferred Compensation” table that are also reported as compensation in the “Summary Compensation Table” for 2015. These contributions consist of NEO and Corporation contributions made to the NQSSP for service in 2015. Contributions with respect to 2015 performance deferred in 2016 (annual incentive bonus and LTIP) are not included as these amounts are not credited until 2016, and are not included in column (f). The following table also lists the amounts reported in column (f) as part of the Aggregate Balance at Last FYE (2015) that is reported as compensation for prior years in the “Summary Compensation Table” for years beginning with 2006. For 2015, there were no earnings in excess of 120% of the applicable federal rate.

		Of Amount Reported in Column (f)
Name	Aggregate Balance at December 31, 2015 in Column (f) ($)	NEO and Corporation Contributions to NQSSP Reported in “Summary Compensation Table” for 2015 ($)	Amount Reported in “Summary Compensation Table” for Prior Years (Beginning with 2006) ($)
Ms. Hewson	26,300,353	418,967	12,152,836
Mr. Tanner	5,157,233	233,879	3,066,591
Mr. Bennett	5,866,613	170,189	0
Mr. Carvalho	210,858	0	0
Ms. Lavan	3,720,181	129,679	304,783

2016 Proxy Statement	65

Executive Compensation

Potential Payments Upon Termination or Change in Control

The table below summarizes the benefits that become payable to a NEO at, following, or in connection with any termination, including resignation, severance, retirement, or a constructive termination of a NEO, or a change in control under the terms of our benefit plans.

SUMMARY OF PAYMENT TRIGGERS
PENSION-QUALIFIED[1]

Retirement – Annuity payable on a reduced basis at age 55; annuity payable on a non-reduced basis at age 60; steeper reduction for early commencement at age 55 for terminations prior to age 55 than for terminations after age 55.

Change in Control – No acceleration.

Death/Disability/Layoff – Spousal annuity benefit as required by law in event of death unless waived by participant. For either (i) disability between age 53 and 55 with eight years of service or (ii) layoff between age 53 and 55 with eight years of service or before age 55 with 25 years of service, participant is eligible for the more favorable actuarial reductions for participants terminating after age 55.

Divestiture[2] – No provisions; absent a negotiated transfer of liability to buyer, treated as retirement or termination.

Termination/Resignation – Annuity payable on a reduced basis at age 55; annuity payable on a non-reduced basis at age 60; steeper reduction for early commencement at age 55 for terminations prior to age 55 than for terminations after age 55.

SUPPLEMENTAL PENSION[1]

Retirement – Annuity or lump sum at later of age 55 or termination.

Change in Control – Lump sum.

Death/Disability/Layoff – Annuity or lump sum at later of age 55 or termination.

Divestiture[2] – No provisions; absent a negotiated transfer of liability to buyer, treated as retirement or termination.

Termination/Resignation – Annuity or lump sum.

LTIP

Retirement/Death/Disability/Layoff – Prorated payment at the end of the three-year performance period for retirement, death, disability, or layoff during that period.

Change in Control – Immediate payment at target for change in control event occurring during performance cycle if not assumed by successor; immediate payment at target following involuntary termination without cause or voluntary termination with good reason within 24 months of change in control during performance cycle if award is assumed by successor.

Divestiture[2] – Prorated payment at the end of the three-year performance period for divestiture during that period.

Termination/Resignation – Forfeited if termination occurs prior to becoming retirement-eligible; termination on or after (i) age 55 and ten years of service or (ii) age 65 treated as retirement-eligible.

RSUs

Retirement – Continued vesting of RSUs and dividend equivalents subject to six-month minimum service from date of grant.

Change in Control – Immediate vesting of RSUs and dividend equivalents if not assumed by successor. Immediate vesting following involuntary termination without cause or voluntary termination with good reason within 24 months of change in control if assumed by successor.

Death/Disability/Layoff – Continued vesting of RSUs and dividend equivalents after layoff, subject to six-month minimum service from date of grant. For all awards, immediate vesting following death or disability.

Divestiture[2] – Immediate vesting of RSUs and dividend equivalents.

Termination/Resignation – Forfeit unvested RSUs and dividend equivalents if termination occurs prior to becoming retirement-eligible. Termination on or after (i) age 55 and ten years of service or (ii) age 65 with at least six months of service during the performance cycle is treated as retirement-eligible.

66     www.lockheedmartin.com/investor

Executive Compensation

PSUs

Retirement/Death/Disability/Layoff – Prorated payment of PSUs and dividend equivalents at the end of the three-year performance period for retirement, death, disability or layoff during that period subject to six-month minimum service from date of grant.

Change in Control – Immediate vesting of PSUs and dividend equivalents at target if award is not assumed by successor. Immediate payment at target following involuntary termination without cause or voluntary termination with good reason within 24 months of change in control if assumed by successor.

Divestiture[2] – Prorated payment of PSUs and dividend equivalents at the end of the three-year performance period for divestiture during that period.

Termination/Resignation – Forfeit PSUs and dividend equivalents if termination occurs prior to becoming retirement-eligible; termination on or after (i) age 55 and ten years of service or (ii) age 65 treated as retirement-eligible.

EXECUTIVE SEVERANCE PLAN

Retirement – No payment.

Change in Control – No payment unless terminated.

Death/Disability – No payment for death or disability.

Layoff – Payment of a lump sum amount equal to a multiple of salary, annual bonus equivalent, and health care continuation coverage cost plus outplacement services and relocation assistance. The multiple of salary and annual bonus equivalent for the CEO is 2.99; for all other NEOs it is 1.0.

Divestiture[2] – No payment.

Termination/Resignation – No payment.

ANNUAL INCENTIVE BONUS[3]

Retirement – Payment may be prorated for retirement during the year with six months of participation in the year.

Change in Control – No provision.

Death/Disability/Layoff – Payment may be prorated for death, disability or layoff during the year with six months of participation in the year.

Divestiture[2] – No provision.

Termination/Resignation – Eligible for prorated award if termination/ resignation occurs after December 1 with six months of participation in the year.

DMICP[4]

Retirement – Lump sum or installment payment in accordance with NEO elections.

Change in Control – Immediate lump sum payment.

Death/Disability/Layoff – Lump sum or installment payment in accordance with NEO elections, except lump sum only for layoff prior to age 55.

Divestiture[2] – Follows termination provisions.

Termination/Resignation – Lump sum if termination is prior to age 55; after age 55, lump sum or installment payment in accordance with NEO elections.

NQSSP[4]

Retirement – Lump sum or installment payment in accordance with NEO elections.

Change in Control – Immediate lump sum payment

Death/Disability/Layoff – Lump sum for death; for disability or layoff, lump sum or installment payment in accordance with NEO elections.

Divestiture[2] – Lump sum or installment payment in accordance with NEO elections.

Termination/Resignation – Lump sum or installment payment in accordance with NEO elections.

(1)	See “2015 Pension Benefits” table for present value of accumulated benefit.
(2)	Divestiture is defined as a transaction which results in the transfer of control of a business operation to any person, corporation, association, partnership, joint venture, or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations) is owned or controlled directly or indirectly by us, one or more of our subsidiaries, or by a combination thereof following the transaction. Beginning with the 2016 grants, RSUs vest on a prorated basis unless assumed by the buyer.
(3)	See “Compensation Discussion and Analysis” for discussion of annual incentive bonus payment calculation.
(4)	See “Aggregate Balance at Last FYE” column in “2015 Nonqualified Deferred Compensation” table for amounts payable.

2016 Proxy Statement	67

Executive Compensation

The following table quantifies the payments under our executive compensation programs in RSUs and LTIP awards and the lump sum payable under the Supplemental Pension that would be made assuming a termination event had occurred on December 31, 2015. Payments under other plans do not change as a result of the termination event, and quantification of those payments are found elsewhere in this Proxy Statement or are paid under plans available generally to salaried employees. The table shows amounts that would actually be paid on or shortly after December 31, 2015 on account of the trigger event. Amounts that are contingent upon future performance, continued vesting or already earned as of December 31, 2015 are described and quantified in the footnotes following the table. Award agreements for the NEOs contain post-employment restrictive covenants and to receive a supplemental severance benefit, an executive must execute a release of claims and an agreement containing a two-year post-employment non-compete and non-solicitation covenants. Numbers have been rounded to the nearest dollar.

Potential Payments Upon Termination or Change in Control

Name		Retirement ($)	Change In Control ($)	Death/ Disability ($)	Layoff ($)	Divestiture ($)	Termination/ Resignation ($)
Marillyn A. Hewson	Supplemental Pension	45,743,777	45,743,777	45,743,777	45,743,777	45,743,777	45,743,777
	LTIP	0	4,464,000	0	0	0	0
	RSUs	0	16,924,301	16,924,301	0	16,924,301	0
	PSUs	0	32,054,429	0	0	0	0
	Executive Severance	0	0	0	12,894,703	0	0
	TOTAL	45,743,777	99,186,507	62,668,078	58,638,480	62,668,078	45,743,777
Bruce L. Tanner	Supplemental Pension	15,451,906	15,451,906	15,451,906	15,451,906	15,451,906	15,451,906
	LTIP	0	1,613,000	0	0	0	0
	RSUs	0	6,101,540	6,101,540	0	6,101,540	0
	PSUs	0	11,593,960	0	0	0	0
	Executive Severance	0	0	0	1,915,986	0	0
	TOTAL	15,451,906	34,760,406	21,553,446	17,367,892	21,553,446	15,451,906
Dale P. Bennett	Supplemental Pension	11,570,114	11,570,114	11,570,114	11,570,114	11,570,114	11,570,114
	LTIP	0	990,300	0	0	0	0
	RSUs	0	3,739,208	3,739,208	0	3,739,208	0
	PSUs	0	7,086,178	0	0	0	0
	Executive Severance	0	0	0	1,559,874	0	0
	TOTAL	11,570,114	23,385,800	15,309,322	13,129,989	15,309,322	11,570,114
Orlando P. Carvalho	Supplemental Pension	12,989,586	12,989,586	12,989,586	12,989,586	12,989,586	12,989,586
	LTIP	0	1,201,300	0	0	0	0
	RSUs	0	3,971,778	3,971,778	0	3,971,778	0
	PSUs	0	4,598,136	0	0	0	0
	Executive Severance	0	0	0	1,571,479	0	0
	TOTAL	12,989,586	22,760,800	16,961,364	14,561,064	16,961,364	12,989,586
Maryanne R. Lavan	Supplemental Pension	9,104,324	9,104,324	9,104,324	9,104,324	9,104,324	9,104,324
	LTIP	0	1,050,000	0	0	0	0
	RSUs	0	5,254,156	5,254,156	0	5,254,156	0
	PSUs	0	4,462,237	0	0	0	0
	Executive Severance	0	0	0	1,460,287	0	0
	TOTAL	9,104,324	19,870,717	14,358,480	10,564,610	14,358,480	9,104,324

Termination/Resignation

Resignation by executives who are eligible for retirement, for purposes of this table, is treated as retirement. All NEOs were eligible for retirement as of December 31, 2015.

68     www.lockheedmartin.com/investor

Executive Compensation

Supplemental Pension

The Supplemental Pension lump sum value was calculated using plan assumptions and age of the executive as of December 31, 2015. Payments under the Supplemental Pension do not commence prior to age 55, except in the case of a change in control. The lump sum payable upon change in control has been reduced to reflect early payment. The Supplemental Pension assumptions in effect for December 31, 2015, are a 4.00% discount rate (2.25% for benefits earned prior to 2005) and the mortality tables applicable to lump sum distributions for qualified plans under section 417(e) of the Internal Revenue Code (1983 Group Annuity Mortality for benefits earned prior to 2005 and after 2004 if the resulting benefit is larger). The Supplemental Pension assumptions are set forth in the plan document and may be different than the assumptions used to calculate the accrued benefit reported in the “2015 Pension Benefits” or “Summary Compensation” tables or for financial reporting. In 2015, the Supplemental Pension Plan was amended to use the mortality assumptions applicable to lump sum distributions for qualified plans under section 417(e) of the Internal Revenue Code for benefits accrued after December 31, 2004.

Long-Term Incentive Performance Awards

The table shows an amount payable only in the event of a change in control trigger event for the 2014-2016 and 2015-2017 LTIP performance periods. For a trigger event based upon death,disability, retirement (or resignation after satisfying the requirements for retirement), layoff or divestitures on December 31, 2015, amounts (if any) for the 2014-2016 and 2015-2017 LTIP performance periods would not be payable until after the end of the performance period. The estimated prorated amounts payable for the 2014-2016 performance cycle based on performance through December 31, 2015 are: Ms. Hewson: $1,666,582; Mr. Tanner: $606,984; Mr. Bennett: $367,413; Mr. Carvalho: $450,592; and Ms. Lavan: $397,163. The estimated prorated amounts payable for the 2015-2017 performance cycle based on performance through December 31, 2015 are: Ms. Hewson: $792,913; Mr. Tanner: $284,246; Mr. Bennett: $176,990; Mr. Carvalho: $212,388; and Ms. Lavan: $184,070. The table does not include amounts for the 2013-2015 performance cycle which are reported in the Summary Compensation Table (see notes to column (g)) or mandatory deferrals for the 2011-2013 performance cycle because these amounts become payable on December 31, 2015 without regard to any trigger event.

Restricted Stock Units

All 2013, 2014 and 2015 RSUs would continue to vest for retirement or layoff occurring on December 31, 2015, and would not become payable until January 2016, January 2017 and January 2018, respectively, and are not included in the table. For a change of control (assuming satisfaction of the double trigger), death, disability or divestiture, the reported value of the RSUs was based upon the closing price of our stock on December 31, 2015 ($217.15) plus accrued dividend equivalents. The amounts payable for retirement or layoff on December 31, 2015 at the end of the respective vesting periods (January 2016, January 2017 and January 2018 for the 2013, 2014 and 2015 RSUs, respectively) are the same as the amounts shown for immediate payment on account of death, disability and divestiture.

Performance Stock Units

The table shows an amount payable only in the event of a change in control trigger event for the 2013-2015, 2014-2016 and 2015-2017 performance periods. The amount shown for the PSUs upon a change in control is the target level of the shares valued using the closing price of our stock on December 31, 2015 ($217.15) plus accrued dividend equivalents. The table assumes the double trigger occurred. For a trigger event based upon death, disability, retirement (or resignation after satisfying the requirements for retirement), layoff or divestitures on December 31, 2015, amounts (if any) for the 2013-2015, 2014-2016 and 2015-2017 PSU performance periods would be paid on a prorated basis following the end of the applicable performance period. The payments estimated to be paid on a non-prorated basis following the end of the performance cycle using the December 31, 2015 stock price are reported for the 2013-2015 PSU performance cycle in column (h) of the Outstanding Equity Awards at 2015 and for the 2014-2016 and 2015-2017 in column (j) of that table. The prorated amounts for a trigger event occurring on December 31, 2015 plus accrued dividend equivalents are for each cycle: (i) 2013-2015 cycle: Ms. Hewson: $29,064,984; Mr. Tanner: $10,509,015; Mr. Bennett: $6,410,329; Mr. Carvalho: $684,593; and Ms. Lavan: $1,374,326; (ii) 2014-2016 cycle: Ms. Hewson: $6,781,336; Mr. Tanner: $2,470,246; Mr. Bennett: $1,494,915; Mr. Carvalho: $1,833,294; and Ms. Lavan: $1,616,173; and (iii) 2015-2017 cycle: Ms. Hewson: $2,151,049; Mr. Tanner: $771,278; Mr. Bennett: $480,096; Mr. Carvalho: $576,337; and Ms. Lavan: $499,298.

2016 Proxy Statement	69

Executive Compensation

Executive Severance

The total amounts projected for severance payments due to layoff are based on the plan (as amended) approved by the Board in 2008. It includes payment for salary and target annual incentive equivalent to one-year’s payment (2.99 years for Ms. Hewson), estimated costs for benefits continuation for one year, outplacement services and relocation assistance (if required under the plan terms).

Equity Compensation Plan Information

The following table provides information about the Corporation’s equity compensation plans that authorize the issuance of shares of Lockheed Martin common stock to employees and directors. The information is provided as of December 31, 2015.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders [1]	8,186,564	$86.61	6,955,485
Equity compensation plans not approved by security holders [2]	1,185,715	0	2,484,313
Total	9,372,279	$86.61	9,439,798

(1)	Column (a) includes, as of December 31, 2015: 2,567,391 shares that have been granted as RSUs, 1,307,992 shares that could be earned pursuant to grants of PSUs (assuming the maximum number of PSUs are earned and payable at the end of the three-year performance period) and 4,137,024 shares granted as options under the 2011 IPAP or predecessor plans prior to January 1, 2013 and 28,439 shares as options and 145,718 stock units payable in stock or cash granted under the 2009 Directors Equity Plan (Directors Equity Plan) or predecessor plans for members (or former members) of the Board of Directors. Column (c) includes, as of December 31, 2015, 6,491,410 shares available for future issuance under the 2011 IPAP as options, stock appreciation rights, restricted stock awards, RSUs, or PSUs and 464,075 shares available for future issuance under the Directors Equity Plan as stock options and stock units. Of the 6,491,410 shares available for grant under the 2011 IPAP on December 31, 2015, 670,409 and 284,662 shares are issuable pursuant to grants made on January 28, 2016, of RSUs and PSUs (assuming the maximum number of PSUs are earned and payable at the end of the three-year performance period), respectively. Of the 464,075 shares available for grant under the Directors Equity Plan on December 31, 2015, 7,142 shares are issuable (or payable in cash) pursuant to grants made on February 1, 2016. The weighted average price does not take into account shares issued pursuant to RSUs or PSUs or as stock units under the Directors Equity Plan.
(2)	The shares represent annual incentive bonuses and LTIP payments earned and voluntarily deferred by employees. The deferred amounts are payable under the DMICP. Deferred amounts are credited as phantom stock units at the closing price of our stock on the date the deferral is effective. Amounts equal to our dividend are credited as stock units at the time we pay a dividend. Following termination of employment, a number of shares of stock equal to the number of stock units credited to the employee’s DMICP account are distributed to the employee. There is no discount or value transfer on the stock distributed. Distributions may be made from newly issued shares or shares purchased on the open market. Historically, all distributions have come from shares held in a separate trust and, therefore, do not further dilute our common shares outstanding. As a result, these shares also were not considered in calculating the total weighted average exercise price in the table. Because the DMICP shares are outstanding, they should be included in the denominator (and not the numerator) of a dilution calculation.

70     www.lockheedmartin.com/investor

PROPOSAL 4: MANAGEMENT PROPOSAL
TO RE-APPROVE THE PERFORMANCE GOALS
FOR THE 2011 INCENTIVE PERFORMANCE
AWARD PLAN

Our Board’s compensation philosophy has always been to link executive compensation to the Corporation’s performance against pre-established strategic, operational and financial goals and to use equity as a means to tie a substantial portion of executive compensation to the long-term interests of our stockholders. Share-based and cash-based long-term incentive awards have been a significant component of the Corporation’s management compensation since the Corporation was formed in 1995. In 2011, the Board adopted, and stockholders approved, the Lockheed Martin Corporation 2011 Incentive Performance Award Plan, which Plan was further amended and restated most recently on September 24, 2015 (collectively, the 2011 IPAP or Plan).

We are proposing that stockholders re-approve the performance-based goals applicable to certain awards under the Plan for five additional years. The performance goals must be approved by stockholders to preserve, to the extent possible, our tax deduction for certain awards made under the Plan in accordance with Section 162(m) of the Internal Revenue Code of 1986.

The principal features of the 2011 IPAP are summarized below. This summary does not contain all the information that may be important to you. The following description is qualified in its entirety by reference to the text of the 2011 IPAP. You are urged to read the 2011 IPAP in its entirety, which is attached as Appendix B.

The 2011 IPAP authorizes an independent Compensation Committee of the Board to award stock options, restricted stock, stock appreciation rights (SARs), stock units and cash-based performance awards to key employees for the purpose of attracting, motivating, retaining and rewarding talented and experienced employees. The Compensation Committee performs this function and is composed entirely of independent directors.

Section 162(m) denies a publicly-held corporation a tax deduction for certain compensation in excess of $1 million paid to “covered employees” (generally, (a) the CEO and (b) the three highest compensated officers other than the CEO or the CFO, as identified in the “Summary Compensation Table” on page 54), unless the compensation qualifies as performance-based compensation. For certain types of incentive compensation intended to qualify as performance-based compensation, IRS regulations generally require that (i) the compensation must be paid solely as a result of attaining one or more objective performance goals established in advance by the independent Compensation Committee and (ii) the material terms, including the performance goals, must be properly disclosed in the proxy statement and approved by the stockholders. The performance goals must be submitted for re-approval by the stockholders no later than five years after initial approval or earlier if the performance goals are materially modified. Stockholders initially approved these goals when the Plan was adopted in 2011. The goals are approved currently until April 2016. Stockholder approval of this proposal at the 2016 Annual Meeting would extend the approval period from 2016 until 2021.

The material terms of the performance goals of the Plan include:

●	Eligibility—the employees eligible to receive compensation;
●	Business Criteria upon which the performance goals are based; and
●	Participant Award Limits—the maximum amount of compensation that may be paid to an employee during a specified period if the performance goals are met.

Eligibility

Awards under the Plan may be granted to key salaried employees (including officers) of the Corporation and its subsidiaries. All elected officers of the Corporation (one of whom also is a director of the Corporation) are among those eligible to receive awards.

The number of key salaried employees of the Corporation and its subsidiaries eligible to receive awards in any given year is subject to the discretion of the Compensation Committee. In January 2016, share-based awards in the form of performance share units (PSUs) or restricted share units (RSUs) were made to approximately 1,276 employees; and cash-based long-term incentive performance (LTIP) awards were made to approximately 324 employees. The awards made to the NEOs in 2015 are set forth in Grant of Plan-Based Awards table on page 58 and the awards made in 2016 are described in the CD&A on page 49. As of December 31, 2015, approximately 2,701 employees and former employees have received grants under the Plan. The individual employees who are to receive future awards, the number of awards that will be granted to any employee or group of employees, and the amounts payable with respect to future awards have not been determined at this time.

2016 Proxy Statement	71

Proposal 4: Management Proposal to Re-Approve the Performance Goals for the 2011 Incentive Performance Award Plan

Business Criteria for Performance Goals

Under the Plan, one or more of the following criteria or combination of the following criteria will be used exclusively by the Compensation Committee in establishing goals for performance-based awards:

●	Backlog;
●	Cash flow;
●	Earnings per share;
●	Earnings per share growth;
●	Free cash flow per share;
●	Orders;
●	Percentage of free cash flow to stockholders;
●	Return on invested capital (ROIC);
●	Sales;
●	Segment operating profit;
●	Segment return on invested capital; or
●	Total stockholder return (TSR).

Performance goals may be applied over either consecutive, rolling or stand-alone cycles determined by the Compensation Committee in its discretion, on an absolute, average or relative basis (including relative to published or specially constructed indices), and may be measured on a corporate, consolidated, subsidiary, segment or business unit basis (or combination basis). The performance cycles for cash-based awards must be more than one but not more than five years. Specific cycles, weightings of more than one performance goal and target levels of performance upon which actual payments are based, as well as the award levels payable upon achievement of specified levels of performance, are determined by the Compensation Committee not later than the applicable deadline under Section 162(m) and in any event at a time when achievement of such targets is substantially uncertain. These variables may change from cycle to cycle.

The Compensation Committee has the right to determine conditions, restrictions or other limitations on the payment of an individual award and may reserve the right to reduce the amount payable on any basis that the Committee determines with the result that an individual award recipient or all award recipients may receive an amount less than the amount payable upon satisfaction of a specified performance goal.

Appropriate adjustments to the performance goals and targets in respect of performance-based awards may be made by the Compensation Committee based upon objective criteria in the case of an extraordinary gain or loss or other event that is considered under GAAP to be an extraordinary item recognized under any accounting policy or practice affecting the Corporation and/or any performance goals or targets, provided in each case that the nature of any such adjustments is specified at the time the performance goals or targets are established by the Compensation Committee. The Compensation Committee may reserve the right to authorize payment in the event of a change in control without regard to satisfaction of the performance goals. Award agreements have provided for adjustments to take account of tax payments or tax benefits associated with divestitures and voluntary prefunding of pension contributions which in either case were not forecast in the Corporation’s long range plan and the impact of an acquisition or divestiture with a transaction value in excess of $1 billion.

The Compensation Committee must certify the achievement of the applicable performance goals and the actual amount payable to each participant under the RSU, PSU and LTIP awards prior to payment. The Compensation Committee may retain discretion to reduce, but not increase, the amount payable under a PSU or LTIP award to any participant, notwithstanding the achievement of targeted performance goals.

We have used cash flow, TSR and ROIC as performance goals in PSU and LTIP awards and cash flow in RSU awards, as described on page 45 of the CD&A. In addition, other types of awards under the Plan may be granted to qualify as performance-based compensation under Section 162(m). Stock options and SARs granted under the Plan are intended to qualify as performance-based compensation and may qualify without regard to whether satisfaction of any performance goals are conditions to the underlying award. In addition, restricted stock and restricted stock units may be granted under the Plan to qualify as performance-based compensation under Section 162(m), using the performance goals, certification and payout procedures, and Compensation Committee discretion discussed above.

Participant Award Limits

The maximum annual amounts payable to any one participant as performance-based awards are as follows:

●

Share-Based Awards: The aggregate number of shares of stock issuable under the Plan for options, SARs payable in shares, restricted stock and stock units payable in shares granted as performance-based awards during any calendar year to any participant may not exceed 1,000,000. Of that amount, the maximum number of shares of stock that may be granted as restricted stock awards during any calendar year to any participant (including as performance-based awards) may not exceed 750,000 shares. Awards canceled as a result of forfeiture or expiration during a calendar year are counted against these limits.

●

Share-Unit Awards and SARs Payable Only in Cash: The maximum number of stock units or SARs exercisable or payable only in cash during any calendar year to any participant as performance-based awards is 300,000. Awards canceled during a calendar year due to expiration or forfeiture are counted against this limit.

●	Cash-Based Awards: The aggregate amount payable to any participant under all cash-based awards granted under the Plan during any calendar year is $10,000,000.

72     www.lockheedmartin.com/investor

Proposal 4: Management Proposal to Re-Approve the Performance Goals for the 2011 Incentive Performance Award Plan

Other Features of the 2011 IPAP

Types of Awards

The 2011 IPAP authorizes awards in the form of nonqualified stock options, incentive stock options (“ISOs”), SARs, restricted stock, stock units (including RSUs and PSUs) or cash-based incentive awards. Awards may be granted singly or in combination with other awards.

Since the Corporation’s formation in 1995, we have made equity grants in the form of restricted stock awards, stock options and stock units, and cash awards in the form of LTIP awards. The last year in which we granted restricted stock awards was 2004 and the last year in which we granted stock options to employees was 2012. We have never granted ISOs or SARs under the 2011 IPAP.

Authorized Shares

The aggregate number of shares of our stock that initially were subject to awards under the 2011 IPAP was 9,963,688, which represented 1,963,688 shares that were reserved for future awards under the Corporation’s predecessor incentive performance award plan (the 2003 IPAP) at the time the stockholders approved the 2011 IPAP and an additional 8,000,000 shares approved under the 2011 IPAP. At our 2014 annual meeting, stockholders approved an increase of 4,000,000 in the number of shares available for awards under the 2011 IPAP. Shares of our stock subject to awards outstanding under the 2011 IPAP and the 2003 IPAP that are unexercised, unconverted or undistributed as a result of termination, expiration or forfeiture of an award (other than in the case of SARs and shares withheld to satisfy a tax withholding obligation) also are available for grants under the 2011 IPAP. As of February 1, 2016, 5,595,492 shares were available for issuance in respect of future awards under the 2011 IPAP.

Terms of Awards

The maximum term of an award is 10 years after the date of grant of the award.

Each award under the 2011 IPAP is evidenced by an award agreement in a form approved by the Compensation Committee setting forth, in the case of share-based awards, the number of shares of stock or share units, as applicable, subject to the award, and the price (if any) and term of the award and, in the case of performance-based awards, any applicable performance goals. Awards under the 2011 IPAP that are not vested or exercised generally are nontransferable by a holder (other than by will or the laws of descent and distribution). Section 6 of the 2011 IPAP sets forth minimum vesting requirements for options, SARs payable in stock, restricted stock and stock units payable in stock. Vesting requirements for cash-based awards are at the discretion of the Compensation Committee.

Adjustments to Stock; Corporate Reorganizations

The number and type of shares available for grant and the shares subject to outstanding awards (as well as individual share and share unit limits on awards, performance targets and exercise or conversion prices of awards) may be adjusted to reflect the effect of a recapitalization, stock dividend, stock split, merger, combination, consolidation or other reorganization, any extraordinary dividend or other extraordinary distribution in respect of our shares, or any split-up, spin-off, split-off or extraordinary redemption, or in exchange of outstanding shares, any other similar corporate transaction or event, or a sale of all or substantially all of the Corporation’s assets.

Change in Control

The Compensation Committee is authorized to include provisions in award agreements relating to the treatment of awards in the event of a “change in control” of the Corporation (as defined in the 2011 IPAP) and is authorized to take certain other actions in such an event, including but not limited to providing for acceleration or extension of time for purposes of exercising, vesting in or realizing gain from an award and providing for the assumption or continuation of the award and the substitution of shares of stock of a successor entity, or a parent or subsidiary of a successor entity, together with appropriate adjustments to the terms of the award to reflect the change in control transaction.

In addition, if an award constitutes deferred compensation for purposes of the Internal Revenue Code, benefits available in the event of a change in control are accelerated only if the events that constituted a change in control under the 2011 IPAP also constituted a change in the ownership or effective control of the Corporation or in the ownership of a substantial portion of the assets of the Corporation within the meaning of Section 409A of the Internal Revenue Code.

The award agreements for all currently unvested awards contain double trigger change in control provisions in the event the awards are not assumed by the successor which are described on page 53 of the CD&A.

Administration

The 2011 IPAP is administered by a committee of the Board, constituted so as to permit the 2011 IPAP to comply with the “non-employee director” provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and the “outside director” requirements of Section 162(m) of the Internal Revenue Code. The Compensation Committee currently performs this role. The Compensation Committee has the authority to designate recipients of awards, determine or modify the form, amount, terms, conditions, restrictions, and limitations of awards, including vesting provisions, terms of exercise of an award,

2016 Proxy Statement	73

Proposal 4: Management Proposal to Re-Approve the Performance Goals for the 2011 Incentive Performance Award Plan

expiration dates and the treatment of an award in the event of the retirement, layoff, disability, death or other termination of a participant’s employment with the Corporation, and to construe and interpret the Plan. The authority of the Compensation Committee is subject to any express limitation set forth in the 2011 IPAP.

The Compensation Committee also has the authority to grant awards under the 2011 IPAP in substitution for or as the result of the assumption of stock incentive awards held by employees of another entity who become employees of the Corporation or a subsidiary as a result of a merger or acquisition of the entity.

The Compensation Committee may delegate to the officers or employees of the Corporation or its subsidiaries the authority to execute and deliver such instruments and documents and to take actions necessary, advisable or convenient for the effective administration of the 2011 IPAP.

Duration, Amendment and Termination

The 2011 IPAP will remain in existence as to all outstanding awards until all awards are either exercised or terminated; however, no award can be made after April 27, 2021.

The Board has the authority to terminate, suspend or discontinue the 2011 IPAP at any time. The Board may amend the 2011 IPAP at any time, provided that any material amendment to the 2011 IPAP will not be effective unless approved by the Corporation’s stockholders. For this purpose, an amendment is considered to be a “material” amendment only if it would:

●

materially increase the number of shares of stock available under the Plan or issuable to a participant (except in the limited case of adjustments relating to a change in control, adjustments to our stock or other corporate reorganizations);

●	change the types of awards that may be granted under the Plan;

●	expand the class of persons eligible to receive awards or otherwise participate in the Plan;

●

reduce the price at which an option is exercisable or the base price of a SAR, either by amendment of an award agreement or by substitution of a new award at a reduced price (except in the limited case of adjustments relating to a change in control, adjustments to our stock or other corporate reorganizations); or

●	require stockholder approval pursuant to the New York Stock Exchange Listed Company Manual (so long as the Corporation is a listed corporation on the NYSE) or other applicable law.

The Compensation Committee may at any time alter or amend any or all award agreements under the 2011 IPAP in any manner that would be authorized for a new award under the Plan, so long as such an amendment would not require approval of the Corporation’s stockholders if such amendment were made to the Plan. No action by the Board or the Compensation Committee, however, shall affect adversely any outstanding award without the consent in writing of the participant entitled to the award.

Non-Exclusivity

The 2011 IPAP is not exclusive and does not limit the authority of the Board or its committees to grant awards or authorize any other compensation, with or without reference to our common stock, under any other plan or authority. The 2011 IPAP has not been and is not expected to be our exclusive cash incentive plan for eligible persons (including executive officers); other cash incentive plans may be retained and/or developed to implement our compensation objectives and policies.

Federal Income Tax Consequences

The following is a general description of federal income tax consequences to participants and the Corporation relating to nonqualified stock options, LTIP awards, RSUs, and PSUs under the 2011 IPAP. This discussion does not purport to cover all tax consequences relating to awards under the Plan.

There are no federal income tax consequences to a participant upon the grant of a nonqualified stock option to purchase shares of stock. Upon the exercise of the option, the participant will recognize compensation income in an amount equal to the excess of the fair market value of the stock on the date the option is exercised over the option price for the stock. This compensation income will be taxable to the participant in the year of the exercise of the option. The Corporation will withhold FICA (Social Security and Medicare) taxes and federal, state, and local income taxes at the minimum rate prescribed by law.

The participant’s tax basis in the stock acquired will equal the option price for the stock plus the amount of compensation income that the participant recognizes upon exercise of the option. For capital gains tax purposes, the holding period of the stock commences upon the date of exercise. A participant who sells stock will recognize capital gain or loss measured by the difference between the participant’s tax basis in the stock and the amount realized on the sale. The capital gain or loss will be long-term if the stock is held for more than one year following exercise.

There are no federal income tax consequences to a participant upon the award of an LTIP. A participant will recognize compensation income for federal income tax purposes upon payment of the award. At the time of payment, the Corporation will withhold FICA taxes and federal, state, and local income taxes at the minimum rate prescribed by law.

There are no federal income tax consequences to a participant upon the grant of RSUs. Upon the termination of the restricted period, the fair market value of the stock deliverable to a participant in respect of the RSUs will be taxable to the participant as compensation income, based on the fair market value of the stock on the day the stock is deliverable to the participant. FICA tax withholding also will apply except to the extent FICA taxes have already been collected in the case of laid off or retirement-eligible employees as described below.

74     www.lockheedmartin.com/investor

Proposal 4: Management Proposal to Re-Approve the Performance Goals for the 2011 Incentive Performance Award Plan

Withholding taxes on stock deliverable to a participant will be satisfied by means of the Corporation reducing the number of shares of stock delivered to the participant. The Corporation will withhold FICA taxes and federal, state, and local income taxes at the minimum rate prescribed by law.

Any cash paid to a participant for deferred dividend equivalents also will be taxable to the participant as compensation income in the year paid. Such cash payments will be subject to withholding of federal, state, and local income taxes at the minimum rate prescribed by law, as well as FICA taxes (except to the extent FICA taxes have already been collected in the case of laid off or retirement-eligible employees as described below). The Corporation will withhold taxes on the deferred dividend equivalents by reducing the cash paid to the participant.

A participant’s tax basis in the shares of stock delivered to him or her in respect of the RSUs will be equal to the fair market value of such shares on the day the stock is deliverable to the participant. A participant’s holding period for purposes of determining long-term capital gain or loss treatment on any subsequent sale of such stock will begin on that day.

If a participant is or becomes eligible for retirement (attainment of age 55 with ten years of service or attainment of age 65) or is laid off during the restricted period, such participant’s RSU award (and any deferred dividend equivalents) will become subject to FICA taxes prior to the termination of the restricted period. The Corporation will generally accelerate vesting on deferred dividend equivalents or a number of RSUs sufficient to satisfy the withholding obligation shortly before or after the date FICA taxes are due. Alternatively, the Corporation may withhold the FICA taxes due with respect to the RSU award from the participant’s paycheck or require a participant to deliver a check to the Corporation to satisfy the withholding obligation.

There are no federal income tax consequences to a participant upon the grant of PSUs. Upon the termination of the vesting period, the fair market value of the stock deliverable to a participant in respect of the PSUs will be taxable to the participant as compensation income, based on the fair market value of the stock on the day the stock is deliverable to the participant. FICA (Social Security and Medicare) tax withholding also will apply.

Withholding taxes on stock deliverable to a participant will be satisfied by means of the Corporation reducing the number of shares of stock delivered to the participant. The Corporation will withhold FICA taxes and federal, state, and local income taxes at the minimum rate prescribed by law.

Any cash paid to a participant as deferred dividend equivalents also will be taxable to the participant as compensation income in the year paid. Such cash payments will be subject to withholding of federal, state, and local income taxes at the minimum rate prescribed by law, as well as FICA taxes. The Corporation will withhold taxes on the deferred dividend equivalents by reducing the cash paid to the participant.

A Participant’s tax basis in the shares of stock delivered to him or her in respect of the PSUs will be equal to the fair market value of such shares on the day the stock is deliverable to the participant. A participant’s holding period for purposes of determining long-term capital gain or loss treatment on any subsequent sale of such stock will begin on that day.

Additional Information

Inasmuch as the awards under the 2011 IPAP are subject to the discretion of the Compensation Committee, it is not possible to determine the number of awards that will be granted in the future.

The following table provides information about option awards granted under the 2011 IPAP since it was adopted. No options have been granted since 2012. Such options to purchase shares of our common stock were granted at an exercise price of not less than 100% of the fair market value of our common stock on the date of the grant and had a term of 10 years. No options have been granted since 2012. Stock options previously granted to the NEOs under the 2011 IPAP and outstanding as of December 31, 2015 are included in the Outstanding Equity Awards at 2015 Fiscal Year End on page 60. The information is provided as of February 1, 2016. The closing price of our common stock on February 1, 2016 was $209.80.

Name of Individual or Identity of Group	Number of Options Granted Since Plan Inception
Ms. Hewson	82,935
Mr. Tanner	97,213
Mr. Bennett	19,356
Mr. Carvalho	29,705
Ms. Lavan	57,602
All Current Executive Officers (including NEOs)	358,929
All Current Directors who are not Executive Officers*	0
Director Nominees*	0
All Employees (including officers who are not
Executive Officers)	3,031,419

*

Directors who are not employees of the Corporation are not eligible to receive equity awards under the 2011 IPAP, but are eligible to receive equity awards under the Directors Equity Plan. The only director-nominee who is an employee of the Corporation and received an option grant under the 2011 IPAP in the amount of 82,935 is Ms. Hewson.

2016 Proxy Statement	75

Proposal 4: Management Proposal to Re-Approve the Performance Goals for the 2011 Incentive Performance Award Plan

No person received 5% or more of the total equity awards granted to all participants under the 2011 IPAP. No associate of a director, nominee for election as a director or executive officer has received an equity award under the 2011 IPAP.

Required Vote for Approval and Consequences of Vote

The affirmative vote of a majority of the votes cast at the 2016 Annual Meeting is needed to re-approve the performance goals under the 2011 IPAP.

If stockholders re-approve the performance goals, we can continue to deduct until April 2021, to the extent permissible, amounts payable under performance awards that are in excess of $1 million in any year for certain of our executive officers.

If stockholders do not re-approve the performance goals applicable to the Plan at the 2016 Annual Meeting, no performance awards under the Plan within the meaning of section 162(m) (other than stock options and SARs) would be made after the April 2016 Annual Meeting. Absent stockholder approval, we may grant other types of equity awards after the April 2016 Annual Meeting to executive officers and other employees that are not intended to qualify for the exemption for performance-based compensation under Section 162(m) under the Plan. In addition, absent stockholder approval of the performance-based goals, we may grant cash-based incentive awards that are not intended to qualify for the exemption under Section 162(m) under other benefit plans.

The Board unanimously recommends that you vote FOR the re-approval of performance goals for the 2011 Incentive Performance Award Plan (Proposal 4).

76     www.lockheedmartin.com/investor

DIRECTOR COMPENSATION

Annual Directors’ Compensation (Non-Employee Directors)

Annual Cash Retainer	$145,000
Annual Equity Retainer [1]	$145,000
Audit Committee Chairman Fees	$25,000
Compensation Committee Chairman Fees	$20,000
Other Committee Chairman Fees	$15,000
Lead Director Fees	$25,000
Travel Accident Insurance	$1,000,000
Deferred Compensation Plan – deferral plan for cash retainer
Director Education – reimbursed for costs and expenses
Stock Ownership Guidelines – five times the annual cash retainer
(1) Payable under the Lockheed Martin Corporation 2009 Directors Equity Plan.

The Governance Committee annually reviews publicly available data for the companies that comprise the peer group we use for benchmarking executive compensation. In June 2015, it determined that the Corporation’s director compensation was lower than the peer group median or market for director compensation. Based on this information, the Board approved an increase in the annual retainer from $260,000 to $290,000. A prorated portion of the increase in the cash portion of the retainer attributable to the remaining six months of 2015 ($15,000) was paid in the second half of 2015, with the full increase in the cash and equity portions taking effect in January 2016. The non-employee director annual retainer of $290,000 (not including Lead Director or committee chairmen fees) is paid 50% in cash and 50% in equity.

The cash portion of the non-employee director retainer is paid quarterly. The Lockheed Martin Corporation 2009 Directors Equity Plan (Directors Equity Plan) or predecessor plans governs the equity portion of the non-employee director retainer. In June 2014, the Board resolved that each non-employee director would elect to receive the equity portion of the retainer in the form of stock units for each year beginning with 2015 and would not elect options to purchase shares unless the Board resolution is further amended or revoked.

The Directors Equity Plan provides that a director eligible for retirement at the next Annual Meeting receives a prorated grant (one-third) for the four months of service prior to the Annual Meeting. Except in certain circumstances, stock units vest 50% on June 30 and 50% on December 31 following the grant date. Upon a change in control or a director’s retirement, death, or disability, the director’s stock units and outstanding options become fully vested, and the director has the right to exercise the options. Upon a director’s termination of service from our Board, we distribute the vested stock units, at the director’s election, in whole shares of stock or in cash, in a lump sum or in annual installments over a period of up to 20 years. Prior to distribution, a director has no voting, dividend or other rights with respect to the stock units held under the Directors Equity Plan, but is credited with additional stock units representing dividend equivalents (converted to stock units based on the closing price of our stock on the dividend payment dates). The outstanding options have a term of ten years.

The Directors Equity Plan provides that equity grants are made with respect to a calendar year on the second business day following the later of (i) the date of the first regular meeting of the Board in each calendar year, or (ii) the date on which the Corporation releases its financial results for the previous calendar year; provided that, if such date is later than February 15, the award date is February 15 (or the next business day if February 15 is not a business day).

The Lockheed Martin Corporation Directors Deferred Compensation Plan (Directors Deferred Compensation Plan) provides non-employee directors the opportunity to defer up to 100% of the cash portion of their fees. Deferred amounts earn interest at a rate that tracks the performance of: (i) the investment options available under the employee deferred compensation plans; or (ii) our company stock (with dividends reinvested), at the director’s election. Deferred fees are distributed in a lump sum or in up to 15 annual installments commencing at a time designated by the director following termination.

To align their interests with the long-term interests of our stockholders, we expect our directors to maintain an ownership interest in the Corporation. Under our Director Stock Ownership Guidelines, non-employee directors have five years from the time they join the Board to achieve stock ownership levels (common stock or stock units) equivalent to five times the annual cash retainer. Each non-employee director has exceeded the stock ownership guidelines, with the exception of Mr. Carlson who has until July 2020 to meet the guidelines. Ms. Hewson is subject to the Stock Ownership Requirements for Key Employees as described on page 52.

The following table provides information on the compensation of our directors for the fiscal year ended December 31, 2015. Ms. Hewson does not receive separate compensation for service as a director of the Corporation.

2016 Proxy Statement	77

Director Compensation

2015 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(g)	(h)
Daniel F. Akerson	151,346	130,000	0	281,346
Nolan D. Archibald	169,808	130,000	10,000	309,808
Rosalind G. Brewer	137,500	130,000	11,804	279,304
David B. Burritt	145,192	130,000	11,215	286,407
Bruce A. Carlson	72,500	65,000	50	137,550
James O. Ellis, Jr.	152,500	130,000	20,036	302,536
Thomas J. Falk	154,808	130,000	11,190	295,998
Gwendolyn S. King	142,115	130,000	115	272,230
James M. Loy	147,885	130,000	253	278,138
Douglas H. McCorkindale	52,308	43,333	773	96,414
Joseph W. Ralston	147,885	130,000	680	278,565
Anne Stevens	143,654	130,000	1,575	275,229

Fees Earned or Paid in Cash (Column (b))

Represents the aggregate dollar amount of 2015 fees earned or paid in cash for services as a director, including annual retainer fees, committee chairman fees, and Lead Director fees.

Stock Awards (Column (c))

Represents the aggregate grant date fair value computed in accordance with ASC 718 for awards of stock units in 2015 under the Directors Equity Plan. For 2015, each non-employee director (with the exception of Messrs. McCorkindale and Carlson) was credited with 687 stock units with an aggregate grant date fair value of $130,000. The grant date fair value is the closing price of our stock ($189.33) on the date of the grant (February 2, 2015). Mr. McCorkindale, who retired from the Board at the 2015 annual meeting, received a prorated award on February 2, 2015 and was credited with 229 stock units with an aggregate grant date fair value of $43,333. Mr. Carlson joined the Board in July 2015 and was credited with 313 stock units on August 3, 2015 with an aggregate grant date fair value of $65,000. The grant date fair value of Mr. Carlson’s grant was $207.79 per share. The outstanding number of stock units credited to each director under the Directors Equity Plan (and the comparable plan in place prior to January 1, 2009), as of December 31, 2015, were: Mr. Akerson 1,406; Mr. Archibald 21,752; Mrs. Brewer 5,929; Mr. Burritt 6,290; Mr. Carlson 317; Mr. Ellis 16,729; Mr. Falk 7,393; Mrs. King 30,201; Mr. Loy 15,441; Mr. Ralston 20,088; and Ms. Stevens 18,642. The outstanding number of stock units credited under the Lockheed Martin Corporation Directors Deferred Stock Plan (Directors Deferred Stock Plan) as of December 31, 2015, was 1,530 for Mrs. King.

All Other Compensation (Column (g))

Perquisites and other personal benefits provided to directors did not exceed $10,000, except for personal use of corporate aircraft for Mr. Ellis ($16,067) to attend a meeting of the board of directors of The Space Foundation. All other compensation includes matching contributions made to eligible universities, colleges, and other non-profit organizations under the Corporation’s matching gift programs. The Corporation’s matching contribution includes the following charitable contributions made in 2015 or to be made by the Corporation in 2016 to match a contribution in the prior year: Mr. Archibald $10,000; Mrs. Brewer $11,000; Mr. Burritt $10,000; Mr. Carlson $50; Mr. Ellis $1,000; and Mr. Falk $10,000. The matching gift programs are the same as the programs generally available to employees. Other amounts include tax assistance on travel expenses for a spouse accompanying a director while on business travel.

78     www.lockheedmartin.com/investor

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Directors and Executive Officers

The following table shows Lockheed Martin common stock beneficially owned by and stock units credited to each NEO, director, nominee and all NEOs, directors, nominees and other executive officers as a group as of February 1, 2016. Except as otherwise noted, the named individuals had sole voting and investment power with respect to such securities. No director, nominee or NEO, individually or as a group, beneficially owned more than one percent of our outstanding common stock. All amounts are rounded to the nearest whole share. No shares have been pledged. The address of each director, nominee and executive officer is c/o Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

Name	Common Stock [1,2]		Stock Units*		Total
Daniel F. Akerson	5,022	[3]	2,097	[6]	7,119
Nolan D. Archibald	21,751		691	[6]	22,442
Dale P. Bennett	42,483		27,471	[8,9,10]	69,954
Rosalind G. Brewer	5,929		3,380	[6,7]	9,309
David B. Burritt	8,502		11,876	[6,7]	20,378
Bruce A. Carlson	317		1,034	[6,7]	1,352
Orlando P. Carvalho	104,541		16,202	[8,10]	120,743
James O. Ellis, Jr.	16,929		691	[6]	17,621
Thomas J. Falk	5,250	[4]	8,085	[6]	13,335
Marillyn A. Hewson	235,798		65,987	[8,9,10]	301,785
Gwendolyn S. King	546	[5]	31,961	[6,11]	32,507
Maryanne R. Lavan	26,379		23,085	[8,9,10]	49,465
James M. Loy	0		16,132	[6]	16,132
Joseph W. Ralston	20,088		691	[6]	20,780
Anne Stevens	17,177		2,156	[6]	19,333
Bruce L. Tanner	324,166		29,228	[8,9,10]	353,393
All directors, nominees and executive officers as a group (21 individuals including those named above)	976,430		315,177		1,291,606

*	Does not include unvested PSUs.
(1)	Includes common stock not currently owned but which could be acquired within 60 days following February 1, 2016 through the exercise of stock options for Mr. Bennett 10,800; Mr. Carvalho 78,171; Ms. Hewson 142,369; Ms. Lavan 14,720; and Mr. Tanner 266,444. Includes shares payable at termination with respect to vested stock units credited under the Directors Equity Plan for which a director has elected payment in stock for Mr. Archibald 21,752; Mrs. Brewer 5,929; Mr. Burritt 340; Mr. Carlson 317; Mr. Ellis 16,729; Mr. Ralston 20,088; and Ms. Stevens 17,177. Units for which a director has elected payment in cash are reported in the “Stock Units” column. There are no voting rights associated with stock units.
(2)	Includes shares attributable to the participant’s account in the Lockheed Martin Salaried Savings Plan for Mr. Bennett 8,296; Mr. Carvalho 10,186; Ms. Hewson 403; Ms. Lavan 620; and Mr. Tanner 2,324. Participants have voting power and investment power over the shares.
(3)	Includes 22 shares owned by Mr. Akerson’s spouse’s family trust.
(4)	Represents shares beneficially owned by Mr. Falk and his spouse through a family limited partnership.
(5)	Represents shares held jointly by Mrs. King and her spouse with shared voting or investment power.
(6)	Includes stock units under the Directors Equity Plan for Mr. Akerson 1,406; Mr. Burritt 5,949; Mr. Falk 7,393; Mrs. King 30,201; Mr. Loy 15,441 and Ms. Stevens 1,465; for which directors have elected to receive distributions of units in the form of cash and unvested stock units credited on February 1, 2016 under the Directors Equity Plan (691 for each director, except Mrs. King who was credited with 230). There are no voting rights associated with stock units.
(7)	Includes stock units under the Directors Deferred Compensation Plan representing deferred cash compensation for Mrs. Brewer 2,689; Mr. Burritt 5,235 and Mr. Carlson 343. The stock units (including dividend equivalents credited as stock units) are distributed in the form of cash. There are no voting rights associated with stock units.
(8)	Includes stock units attributable to the participant’s account under the DMICP (including units credited under the LTIP awards) for Mr. Bennett 11,044; Mr. Carvalho 939; Ms. Hewson 8,090; Ms. Lavan 8,239; and Mr. Tanner 5,841. Although most of the units will be distributed following termination or retirement in shares of stock, none of the units are convertible into shares of stock within 60 days of February 1, 2016. There are no voting rights associated with stock units.
(9)	Includes stock units attributable to the participant’s account under the NQSSP for Mr. Bennett 3,062; Ms. Hewson 2,537; Ms. Lavan 1,897; and Mr. Tanner 3,675. Amounts credited to a participant’s account in the NQSSP are distributed in cash following termination of employment. There are no voting rights associated with stock units.
(10)	Includes unvested RSUs for Mr. Bennett 13,364; Mr. Carvalho 15,263; Ms. Hewson 55,360; Ms. Lavan 12,949; and Mr. Tanner 19,712. Each RSU represents a contingent right to receive one share of common stock. There are no voting rights associated with RSUs.
(11)	Includes 1,530 stock units under the Directors Deferred Stock Plan for Mrs. King. There are no voting rights associated with stock units.

2016 Proxy Statement	79

Security Ownership of Management and Certain Beneficial Owners

Security Ownership of Certain Beneficial Owners

The following table shows information regarding each person known to be a “beneficial owner” of more than 5% of our common stock. For purposes of this table, beneficial ownership of securities generally means the power to vote or dispose of securities, or the right to acquire securities that may be voted or disposed of, regardless of any economic interest in the securities. All information shown is based on information reported by the filer on a Schedule 13G filed with the SEC on the dates indicated in the footnotes to this table.

Name and Address	Amount of Common Stock	Percent of Outstanding Shares
State Street Corporation and State Street	51,378,136	16.7
Bank and Trust Company [1]
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Capital World Investors [2]	28,304,237	9.2
333 South Hope Street
Los Angeles, CA 90071
BlackRock, Inc. [3]	18,705,512	6.1
55 East 52nd Street
New York, NY 10022
The Vanguard Group [4]	17,430,560	5.67
100 Vanguard Boulevard
Malvern, PA 19355

(1)	As reported on a Schedule 13G filed on February 16, 2016 by State Street Corporation (State Street) and State Street Bank and Trust Company. State Street Bank and Trust Company beneficially owns 45,893,513 of the 51,378,136 shares held by State Street and its direct and indirect subsidiaries, acting in various capacities. Both State Street and State Street Bank and Trust Company have sole voting power with respect to 1,794,963 shares. State Street has shared voting power with respect to 49,583,173 shares, and State Street Bank and Trust Company has shared voting power with respect to 44,098,550 shares. State Street has shared dispositive power with respect to 51,378,136 shares and State Street Bank and Trust Company has shared dispositive power with respect to 45,893,513 shares. State Street Bank and Trust Company holds 41,666,167 of its 45,893,513 shares as trustee, independent fiduciary and/or investment manager for various Lockheed Martin employee benefit plans. In this capacity, State Street Bank and Trust Company has dispositive power and voting power over the shares in certain circumstances.
(2)	As reported on a Schedule 13G/A filed on February 12, 2016 by Capital World Investors (Capital World), a division of Capital Research and Management Company (Capital Research). Capital World had sole voting and dispositive power with respect to such shares and is deemed to be the beneficial owner as a result of Capital Research acting as an investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.
(3)	As reported on a Schedule 13G/A filed on February 10, 2016 by BlackRock, Inc. BlackRock, Inc. and its subsidiaries had sole dispositive power with respect to 18,703,221 shares and sole voting power over 16,579,320 shares.
(4)	As reported on a schedule 13G filed on February 10, 2016 by Vanguard Group. Vanguard had sole dispositive power with respect to 16,910,945 shares and sole voting power over 498,926 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors (and persons who own more than 10% of our equity securities) file reports of ownership and changes in ownership with the SEC, the NYSE and with us. Based solely on our review of copies of forms and written representations from reporting persons, we believe that all ownership filing requirements were timely met during 2015.

80     www.lockheedmartin.com/investor

STOCKHOLDER PROPOSAL 5

The stockholder identified below has submitted the following proposal to be voted upon at the Annual Meeting. In accordance with SEC rules, we are reprinting the proposal and supporting statements as they were submitted to us. The Corporation is not responsible for the contents thereof or any inaccuracies the proposal may contain.

Proposal 5: Stockholder Proposal on Special Meeting Stock Ownership Threshold

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, the beneficial owner of no less than 100 shares of common stock of the Corporation having a market value greater than $2,000, has notified the Corporation that he intends to present the following proposal at this year’s Annual Meeting:

Proposal 5 – Special Shareowner Meetings

Resolved, Shareowners ask our board to take the steps necessary (unilaterally if possible) to amend our bylaws and each appropriate governing document to give holders in the aggregate of 15% of our outstanding common stock the power to call a special shareowner meeting. This proposal does not impact our board’s current power to call a special meeting.

A shareholder right to call a special meeting and a shareholder right to act by written consent are 2 complimentary ways to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle. This is important because there could be 15-months between annual meetings.

A shareholder right for a group owning 15% of the shares of our company to call a special meeting is one method to equalize our lack of a right for shareholders to act by written consent. For instance a group owning 25% of the shares of our company is now needed to call a special meeting compared to Delaware law which allows 10% of such shares to call a special meeting. If 15% of shares could call a special meeting, instead of our current 25% of shares – this would help make up for our lack of a right to act by written consent.

This proposal topic won more than 70% support at Edwards Lifesciences and SunEdison in 2013. It may be possible to adopt this proposal by simply incorporating this text into our governing documents:

“Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board or the President, and shall be called by the Chairman of the Board or President or Secretary upon the order in writing of a majority of or by resolution of the Board of Directors, or at the request in writing of stockholders owning 15% of the entire capital stock of the Corporation issued and outstanding and entitled to vote.”

Please vote to enhance shareholder value:
Special Shareowner Meetings – Proposal 5

Board of Directors Statement in Opposition to Proposal 5

The Board recommends that you vote against this stockholder proposal. We believe that this proposal is unnecessary because our stockholders already have a meaningful right to call special meetings. Currently, any stockholder who individually owns 10 percent, or stockholders who in the aggregate own 25 percent, of our outstanding common stock may demand the calling of a special meeting to consider any business properly before the stockholders. Our Bylaws do not restrict the timing of a request for a special meeting. The only subject matter restriction is that we are not required to call a special meeting to consider a matter that is substantially the same as voted on at a special meeting within the preceding 12 months unless requested by a majority of all stockholders.

Our 25 percent ownership threshold was established by the Board in 2010 and is the most prevalent standard among the companies in our comparator group and is also consistent with Maryland law. The Board also included the 10 percent threshold for individual stockholders to call a special meeting in light of our institutional ownership profile. The Board believes that the aggregate 15% threshold called for in this stockholder proposal is unduly low and could result in a relatively small minority of stockholders using the mechanism of special meetings for their own interest, which may not be shared more broadly by all stockholders. Special meetings can be costly, time-consuming and potentially disruptive to our normal business operations and long-term stockholder interests. We believe that the holders of at least 25% of our common stock (or an individual 10 percent stockholder) would agree to address a matter or concern before a special meeting is called.

In recommending a vote against the stockholder proposal, the Board believes that it is also important to consider our other corporate governance practices and the many stockholder protections we have adopted.

2016 Proxy Statement	81

Stockholder Proposal 5

In addition to the stockholder right to call a special meeting, stockholders have a number of ways to communicate concerns and influence oversight of the Corporation.

●	All directors are elected annually by our stockholders.
●	In uncontested elections, directors must receive a majority of the votes cast to be elected.
●

To ensure that stockholders have an opportunity to raise important issues between annual meetings, the Corporation engages directly with its largest stockholders throughout the year to seek their views on important corporate governance matters and executive compensation practices. All stockholders may contact the Lead Director (at Lead.Director@lmco.com) individually or the non-management directors as a group at any time (see page 88).

●

The Corporation does not have a Stockholder Rights Plan or so-called “Poison Pill” in place. Your Board has stated that if it were to adopt a Stockholder Rights Plan, we would seek stockholder ratification within 12 months.

The Board believes that our current governance practice strikes an appropriate balance between the right of stockholders to call a special meeting and the interests of the Corporation and its stockholders in promoting the appropriate use of company resources. The Board will continue to review best corporate governance practices and adopt those practices that it believes, in light of the circumstances, serve the best interests of the Corporation and our stockholders.

The Board unanimously recommends that you vote AGAINST Proposal 5.

82     www.lockheedmartin.com/investor

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Do I need an admission ticket to attend the Annual Meeting?

Yes. You (and any guest or family member) must present both an admission ticket and valid, government-issued photographic identification to attend the Annual Meeting. Please follow the advance registration instructions on page 89. If you do not have an admission ticket and valid, government-issued photographic identification, you will not be admitted into the Annual Meeting. For security reasons, all hand-carried items will be subject to inspection, and all bags, briefcases, and packages must be checked. Cameras, cell phones, and other electronic devices will not be allowed in the meeting room.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on February 26, 2016 (the “Record Date”) are entitled to vote their shares at the Annual Meeting. As of the Record Date, there were 304,774,508 shares outstanding. Each share outstanding on the Record Date is entitled to one vote on each proposal presented at the Annual Meeting. This includes shares held through Direct Invest, our dividend reinvestment and stock purchase plan, or through our employee benefit plans. Your proxy card shows the number of shares held in your account(s) as of the Record Date.

What is the difference between holding shares as a registered stockholder and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (Computershare), you are considered the “registered stockholder” of those shares. We mail the Proxy Materials and our Annual Report to you directly.

If your shares are held in a stock brokerage account or by a bank or other nominee (street name), you are considered the “beneficial owner” of the shares that are registered in street name. In this case, the Proxy Materials and our Annual Report were forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions included in the mailing.

Employees with shares allocated in an employee benefit plan account will vote shares allocated to their benefit plan account electronically and will not receive a paper mailing for those shares. Employees should review the information on procedures for voting by Plan Participants on page 85.

What am I voting on and what are the Board voting recommendations?

Our stockholders will be voting on the following proposals:

Proposal	Description	Board Voting Recommendations	Page
1	Election of Directors	FOR ALL DIRECTOR-NOMINEES	22
2	Ratification of Appointment of Independent Auditors	FOR	29
3	Advisory Vote to Approve the Compensation of our Named Executive Officers (“Say-on-Pay”)	FOR	31
4	Management Proposal to Re-Approve the Performance Goals for the 2011 Incentive Performance Award Plan	FOR	71
5	Stockholder Proposal on Special Meeting Stock Ownership Threshold	AGAINST	81

2016 Proxy Statement	83

Questions and Answers About the Annual Meeting

Can other matters be decided at the Annual Meeting?

At the time this Proxy Statement went to press, we were not aware of any other matters to be presented at the Annual Meeting. If other matters are properly presented for consideration at the Annual Meeting, the proxy holders appointed by our Board (who are named on your proxy card if you are a registered stockholder) will have the discretion to vote on those matters in accordance with their best judgment on behalf of stockholders who provide a valid proxy by Internet, by telephone, by mail or by scanning the QR code with a mobile device.

What is the procedure for voting?

●	If your shares are registered in your name, you can vote using any of the methods described below.
●

If your shares are held in the name of a broker, bank, or other nominee, your nominee will provide you with instructions on the procedure for voting your shares. Employees with shares allocated in an employee benefit plan account should review the information on procedures for voting by employees on page 85.

●

If you hold shares in multiple accounts, you may receive multiple proxy material packages (electronically and/or by mail). Please be sure to vote all of your Lockheed Martin shares in each of your accounts in accordance with the voting instructions you receive.

By Internet, QR Code, or Telephone

You can vote your shares via the Internet at www.investorvote.com or by scanning your QR code (located on your proxy card) with your mobile device. Please have your proxy card in hand when you go online. You will have an opportunity to confirm your voting selections before your vote is recorded.

You can vote your shares by telephone by calling toll free 1-800-652-8683 within the U.S., Canada, and Puerto Rico, or 1-781-575-2300 from outside the U.S. Please have your proxy card in hand when you call. You will have an opportunity to confirm your voting selections before your vote is recorded.

Internet (including QR code access) and telephone voting facilities for registered stockholders will be available 24 hours a day until 1:00 a.m., Eastern Daylight Savings Time, on April 28, 2016. If you vote your shares on the Internet or by telephone, you do not have to return your proxy card.

The availability of Internet and telephone voting for beneficial owners will depend on the voting processes of your broker, bank or other nominee. You should follow the voting instructions in the materials that you received from your nominee.

By Mail

Mark, date and sign the proxy card and return it in the postage prepaid envelope provided. If voting instructions are provided, shares represented by the proxy card will be voted in accordance with the voting instructions.

If you want to vote in accordance with the Board’s recommendations, sign, date and return the proxy card. The named proxy holders will vote signed but unmarked proxy cards in accordance with the Board’s recommendations.

If you are a registered stockholder, and the postage prepaid envelope is missing, please mail your completed proxy card to Lockheed Martin Corporation, c/o Computershare Investor Services, P.O. Box 43116, Providence, RI 02940.

In Person at the Annual Meeting

All registered stockholders can vote in person at the Annual Meeting. Voting your proxy electronically via the Internet, by telephone, by mail, or by scanning the QR code with a mobile device does not limit your right to vote at the Annual Meeting. You also can choose to be represented by another person at the Annual Meeting by executing a legally valid proxy designating that person to vote on your behalf. You must properly pre-register your designee by following the instructions on page 89. If you are a beneficial owner of shares, you must obtain a legally valid proxy from your broker, bank or other nominee and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting. A legal proxy is an authorization from your broker, bank or other nominee to vote the shares held in the nominee’s name that satisfies Maryland law and the SEC requirements for proxies.

Can I change my proxy vote?

Yes. If you are a registered stockholder, you can change your proxy vote or revoke your proxy at any time before the Annual Meeting by:

●	Returning a signed proxy card with a later date.
●	Authorizing a new vote electronically through the Internet, by telephone or by scanning the QR code with a mobile device.

84     www.lockheedmartin.com/investor

Questions and Answers About the Annual Meeting

●

Delivering a written revocation of your proxy to the Senior Vice President, General Counsel and Corporate Secretary at Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817 before your original proxy is voted at the Annual Meeting.

●	Submitting a written ballot at the Annual Meeting.

If you are a beneficial owner of shares, you can submit new voting instructions by contacting your broker, bank or other nominee. You also can vote in person at the Annual Meeting if you obtain a legal proxy from your bank, broker or other nominee (the registered stockholder) as described in the answer to the previous question.

Your personal attendance at the Annual Meeting does not revoke your proxy. Unless you vote at the Annual Meeting, your last valid proxy prior to or at the Annual Meeting will be used to cast your vote.

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain voting instructions will be voted:

●	FOR the election of 11 director-nominees listed in (Proposal 1).
●	FOR the ratification of the appointment of Ernst & Young LLP, an independent registered public accounting firm, as independent auditors for the 2016 fiscal year (Proposal 2).
●	FOR the advisory vote to approve the compensation of our named executive officers (Proposal 3).
●	FOR the re-approval of performance goals under the 2011 Incentive Performance Award Plan (Proposal 4).
●	AGAINST the stockholder proposal (Proposal 5).
●	In the best judgment of the named proxy holders if any other matters are properly brought before the Annual Meeting.

How do I vote if I participate in one of the Corporation’s 401(k) or defined contribution plans?

As a participant in one of our employee 401(k) or defined contribution plans, you can direct the plan trustees how to vote shares allocated to your account(s) on a proxy voting direction or instruction card, electronically through the Internet, by telephone, or by scanning the QR code with a mobile device. Most active employees who participate in these benefit plans will receive an email notification announcing Internet availability of the Proxy Materials and how to submit voting directions.

If you do not provide timely directions to the plan trustee, shares allocated to your account(s) will be voted by the plan trustee depending on the terms of your plan or other legal requirements.

Plan participants may attend the Annual Meeting, but may not vote plan shares at the Annual Meeting. If you wish to vote, whether you plan to attend the Annual Meeting or not, you should direct the trustee of your plan(s) how you wish to vote your plan shares no later than 11:59 p.m., Eastern Daylight Savings Time, on April 25, 2016.

How many shares must be present to hold the Annual Meeting?

In order for us to lawfully conduct business at our Annual Meeting, a majority of the shares outstanding and entitled to vote as of the Record Date, must be present in person or by proxy. This is referred to as a quorum. Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or abstain from voting, or if you properly return a proxy by Internet, by telephone, by mail or scan the QR code with a mobile device in advance of the Annual Meeting and do not revoke the proxy.

Will my shares be voted if I don’t provide my proxy or instruction card?

Registered Stockholders

If your shares are registered in your name, your shares will not be voted unless you provide a proxy by Internet, by telephone, by mail, by scanning the QR code with a mobile device or vote in person at the Annual Meeting.

Plan Participants

If you are a participant in one of our employee 401(k) or defined contribution plans and you do not provide timely directions to the plan trustee, shares allocated to your account(s) will be voted by the plan trustee depending on the terms of your plan and other legal requirements.

2016 Proxy Statement	85

Questions and Answers About the Annual Meeting

Beneficial Owners

If you hold shares through an account with a broker and you do not provide voting instructions, under NYSE rules, your broker may vote your shares on routine matters only. The ratification of the appointment of Ernst & Young LLP (Proposal 2) is considered a routine matter, and your nominee can therefore vote your shares on that Proposal even if you do not provide voting instructions. Proposals 1, 3, 4 and 5 are not considered routine matters, and your nominee cannot vote your shares on those Proposals unless you provide voting instructions. Votes withheld by brokers in the absence of voting instructions from a beneficial owner are referred to as “broker non-votes.”

Multiple Forms of Ownership

The Corporation cannot provide a single proxy or instruction card for stockholders who own shares as registered stockholders, plan participants or beneficial owners. As a result, if your shares are held in multiple types of accounts, you must submit your votes for each type of account in accordance with the instructions you receive for that account.

What is the vote required for each proposal?

For Proposal 1, the votes that stockholders cast “FOR” a director-nominee must exceed the votes that stockholders cast “AGAINST” a director-nominee to approve the election of each director-nominee. For each of Proposals 2, 3, 4 and 5, the affirmative vote of a majority of the votes cast is required to approve the proposal. Proposals 2, 3 and 5 are advisory and non-binding. However, the Board will review the voting results on these proposals and take the results into account when making future decisions regarding these matters. “Votes cast” exclude abstentions and broker non-votes.

What is the effect of an abstention?

A stockholder who abstains on some or all matters is considered present for purposes of determining if a quorum is present at the Annual Meeting, but an abstention is not counted as a vote cast. An abstention has no effect for the vote on any proposal.

What is the effect of a broker non-vote?

If a broker casts a vote on Proposal 2 (Ratification of Auditors), the vote will be included in determining whether a quorum exists for holding the meeting. The broker does not have authority to vote on the other proposals absent directions from the beneficial owner.

As a result, if the beneficial owner does not vote on Proposals 1, 3, 4 or 5 so that there is a “broker non-vote” on those items, the broker non-votes do not count as votes cast for that proposal and have no effect on the proposal. Thus, a broker non-vote on these proposals will not impact our ability to obtain a quorum, will not affect the outcome with respect to the election of directors and will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the votes cast on the proposal.

Who will count the votes?

Representatives of Computershare will tabulate the votes and act as inspectors of election for the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspectors of election and disclosed by the Corporation in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

86     www.lockheedmartin.com/investor

Questions and Answers About the Annual Meeting

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we send only one Annual Report and Proxy Statement to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to reduce our printing and postage costs. Stockholders who participate in householding will continue to receive separate proxy cards. We do not use householding for any other stockholder mailings, such as dividend checks, Forms 1099 or account statements.

If you are eligible for householding, but received multiple copies of the Annual Report and Proxy Statement and prefer to receive only a single copy of each of these documents for your household, please contact Computershare, Shareholder Relations, P.O. Box 30170, College Station, TX 77842-3170, or call 1-877-498-8861. If you are a registered stockholder residing at an address with other registered stockholders and wish to receive a separate Annual Report or Proxy Statement at this time or in the future, we will provide you with a separate copy. To obtain this copy, please contact Computershare as indicated above. If you own shares through a broker, bank, or other nominee, you should contact the nominee concerning householding procedures.

To vote all of your shares, you must submit a proxy or voting instruction card for each account (employee benefit plan shares, registered shares, and beneficially-owned shares). Accordingly, you will receive a separate solicitation and proxy for each type of account in which shares are held.

Can I receive a copy of the Annual Report?

Yes. We will provide a copy of our Annual Report without charge, upon written request, to any registered or beneficial owner of common stock entitled to vote at the Annual Meeting. Requests should be made in writing addressed to Investor Relations, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817, by calling Lockheed Martin Stockholder Direct at 1-800-568-9758, or by accessing the Corporation’s website at www.lockheedmartin.com/investor.

Can I view the Proxy Statement and Annual Report on the Internet?

Yes. The Proxy Statement and Annual Report are available on the Internet at www.lockheedmartin.com/investor. Subject to the “householding” procedures above, all stockholders will receive paper copies of the Proxy Statement, proxy card and Annual Report by mail unless the stockholder has consented to electronic delivery or is an employee with shares allocated in an employee benefit plan. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements, and other information regarding Lockheed Martin.

Can I choose to receive the Proxy Statement and Annual Report on the Internet instead of receiving them by mail?

Yes. If you are a registered stockholder or beneficial owner, you can elect to receive future Annual Reports and Proxy Statements on the Internet only and not receive copies in the mail by visiting Shareholder Services at www.lockheedmartin.com/investor and completing the online consent form. Your request for electronic transmission will remain in effect for all future Annual Reports and Proxy Statements, unless withdrawn. Withdrawal procedures also are available on this website.

Most active employees who participate in the Corporation’s 401(k) and defined contribution plans will receive an email notification announcing Internet availability of the Proxy Materials. A paper copy will not be provided unless requested by the employee following the instruction in the email notification.

Who pays the cost of this proxy solicitation?

The Corporation pays the cost of soliciting proxies on behalf of the Board for the Annual Meeting. We may solicit proxies by Internet, by telephone, by mail or in person. We may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send Proxy Materials to beneficial owners on our behalf. We reimburse them for their reasonable expenses. We have retained Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902 to aid in the solicitation of proxies and to verify related records for a fee of $45,000, plus expenses. To the extent necessary to ensure sufficient representation at the Annual Meeting, we may request the return of proxies by mail, express delivery, courier, telephone, Internet or other means. Stockholders are requested to return their proxies without delay.

2016 Proxy Statement	87

Questions and Answers About the Annual Meeting

How do I submit a proposal or nomination for the Annual Meeting of Stockholders in 2017?

Any stockholder who wishes to submit a proposal or nominate a director for consideration at the 2017 Annual Meeting and for inclusion in the 2017 Proxy Statement should send their proposal to Lockheed Martin Corporation, Attention: Senior Vice President, General Counsel and Corporate Secretary, 6801 Rockledge Drive, Bethesda, MD 20817.

Proposals must be received no later than November 11, 2016, and satisfy the requirements under applicable SEC Rules (including SEC Rule 14a-8) to be included in the Proxy Statement and on the proxy card that will be used for solicitation of proxies by the Board for the 2017 Annual Meeting. For more complete guidance on stockholder proposals, see Staff Legal Bulletin 14, which may be found at the SEC’s website at www.sec.gov/interps/legal/cfslb14.htm.

Our Bylaws also require advance notice of any proposal by a stockholder to be presented at the 2017 Annual Meeting that is not included in our Proxy Statement and on the proxy card, including any proposal for the nomination of a director for election.

To be properly brought before the 2017 Annual Meeting, written nominations for directors or other business to be introduced by a stockholder must be received between the dates of October 12, 2016 and November 11, 2016, inclusive. A notice of a stockholder proposal (including a director nomination) must contain the information required by our Bylaws about the matter to be brought before the annual meeting and about the stockholder proponent and persons associated with the stockholder through control, ownership of the shares, agreement or coordinated activity. We reserve the right to reject proposals that do not comply with these requirements. A list of the information which is required to be included with a stockholder proposal may be found in Section 1.10 of our Bylaws at www.lockheedmartin.com/corporate-governance.

How can I contact the Corporation’s non-management directors?

Stockholders and all interested parties may communicate with the Lead Director or with the non-management directors as a group. If you wish to raise a question or concern to the Lead Director or the non-management directors as a group, you may do so by writing to the Lead Director by email at Lead.Director@lmco.com. You also may write to the Lead Director or Non-Management Directors, c/o Senior Vice President, General Counsel and Corporate Secretary, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

Our Senior Vice President, General Counsel and Corporate Secretary or her delegate reviews all correspondence sent to the Board. The Board has authorized our Senior Vice President, General Counsel and Corporate Secretary or her delegate to respond to correspondence regarding routine stockholder matters and services (e.g., stock transfers, dividends, etc.). Correspondence from stockholders relating to accounting, internal controls or auditing matters are brought to the attention of the Audit Committee. All other correspondence is forwarded to the Lead Director, who determines whether distribution to a Board committee or to the full Board for review is appropriate. Any director may, at any time, review a log of all correspondence addressed to the Board and request copies of such correspondence.

Can I find additional information on the Corporation’s website?

Yes. Although the information contained on our website is not part of this Proxy Statement, you will find information about the Corporation and our corporate governance practices at www.lockheedmartin.com/corporate-governance. Our website contains information about our Board, Board committees, Charter, Bylaws, Code of Conduct, Governance Guidelines and information about insider transactions. Stockholders may obtain, without charge, hard copies of the above documents by writing to Investor Relations, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

88     www.lockheedmartin.com/investor

ATTENDING THE ANNUAL MEETING

Location

Lockheed Martin Center for Leadership Excellence Auditorium 6777 Rockledge Drive Bethesda, Maryland 20817	Parking Garage 6720-C Rockledge Drive Bethesda, Maryland 20817 (Parking will be validated and shuttles will transport stockholders to the Auditorium.)

No parking is available at the Center for Leadership Excellence. If you plan to drive, proceed to the parking garage and a shuttle will take you to the Auditorium. Please plan additional time in your schedule for the shuttle. Shuttle service will begin at 7:15 a.m. The Annual Meeting will begin promptly at 8:00 a.m.

Admission to the Annual Meeting

Attendance at the Annual Meeting is limited to Lockheed Martin stockholders as of the Record Date (or a named representative), and one family member. We reserve the right to limit the number of representatives who may attend the Annual Meeting. All attendees must pre-register. An admission ticket will be mailed to you.

Security Check

For security reasons, an admission ticket and valid, government-issued photographic identification (such as a driver’s license or passport) are required to enter the Annual Meeting. You also will be required to enter through a security check point before being granted access into the Annual Meeting. Cameras, cell phones  and other electronic devices will not be permitted in the Annual Meeting. All hand-carried items will be subject to inspection and all bags, briefcases and packages will be checked. The Corporation may implement additional security procedures to ensure the safety of the meeting attendees.

Registration Deadline

If you would like to attend the Annual Meeting, please follow the instructions below to pre-register. You are permitted one guest who must be a family member. You must also pre-register any guest. Your request to pre-register must be received by Friday, April 22, 2016. An admission ticket will be mailed to you.

Advance Registration Instructions

●	Registered Stockholders. If you are a registered stockholder (your shares are held in your name), you may pre-register and obtain an admission ticket by (i) checking the appropriate box on the Internet voting site, (ii) following the prompts on the telephone voting site or (iii) marking the appropriate box on your proxy card. If a family member is attending with you, please indicate that when you pre-register and provide his or her name and address.

●	401(k) Participants. If you are a participant in the Lockheed Martin 401(k) or defined contribution plans, and you received a notice of Internet availability of Proxy Materials or you received your Proxy Materials by email, you may pre-register to attend the Annual Meeting (but may not vote plan shares at the meeting). You may pre-register and obtain an admission ticket by (i) checking the appropriate box on the Internet voting site, (ii) following the prompts on the telephone voting site, or (iii) marking the appropriate box on your proxy voting direction card. If a family member is attending with you, please indicate that when you pre-register and provide his or her name and address.

●	Beneficial Owners. If you are a beneficial owner (your shares are held through a broker, bank or other nominee), you may pre-register and obtain an admission ticket by contacting the Corporation at: Lockheed Martin Corporation, Office of the Corporate Secretary, Mail Point 700, 6801 Rockledge Drive, Bethesda, MD 20817, or faxing a request to (301) 897-6960. Provide your name, mailing address and evidence of your stock ownership as of the Record Date. A copy of your brokerage or bank statement will suffice as evidence of ownership, or you can obtain a letter from your broker or bank. If a family member is attending with you, please indicate that when you pre-register and provide his or her name and address.

2016 Proxy Statement	89

ADDITIONAL INFORMATION AND OTHER
MATTERS

Appendix A:	Definition of Non-GAAP (Generally Accepted Accounting Principles) Measures

This Proxy Statement contains non-GAAP financial measures (as defined by SEC Regulation G). While we believe that these non-GAAP financial measures may be useful in evaluating Lockheed Martin, this information should be considered supplemental and is not a substitute for financial information prepared in accordance with GAAP. In addition, our definitions for non-GAAP measures may differ from similarly titled measures used by other companies or analysts.

Segment Operating Profit

Segment Operating Profit represents the total earnings from our Business Segments before unallocated income and expense, interest expense, other non-operating income and expense, and income tax expense. This measure is used by our senior management in evaluating the performance of our Business Segments. The caption “Total Unallocated Items” reconciles Segment Operating Profit to Consolidated Operating Profit. We use Segment Operating Profit as a performance goal in the annual incentive plan.

2015
($M)	Profit
Segment Operating Profit	$5,486
Total Unallocated Items	(50)
Consolidated Operating Profit	$5,436

Return on Invested Capital

ROIC is defined as net earnings plus after-tax interest expense divided by average invested capital (stockholders’ equity plus debt) after adjusting stockholders’ equity by adding back adjustments related to the Corporation’s post-retirement benefit plans. We use ROIC as a performance measure for LTIP and PSUs.

Three-Year
ROIC Calculation ($M)	2013–2015
Net Earnings (a)	$3,400
Interest Expense (multiplied by 65%) (a)(b)	245
Return	$3,645
Average Debt (c)(d)	$8,452
Average Equity (d)(e)	2,864
Average Benefit Plan Adjustments (d)(f)	11,577
Average Invested Capital	$22,893

ROIC	15.9%

(a)	Three-year 2013-2015 values for Net Earnings and Interest Expense reflect average values over the period.
(b)	Represents after-tax interest expense utilizing the federal statutory rate of 35 percent. Interest expense is added back to net earnings as it represents the return to debt holders. Debt is included as a component of average invested capital.
(c)	Debt consists of long-term debt, including current maturities, and short-term borrowings (if any).
(d)	The three-year averages are calculated using balances at the start of the three-year period and at the end of each year.
(e)	Equity includes non-cash adjustments, primarily to recognize the funded/unfunded status of the Corporation’s benefit plans.
(f)	Average Benefit Plan Adjustments reflect the cumulative value of entries identified in the Corporation’s Consolidated Statements of Stockholders’ Equity.

90     www.lockheedmartin.com/investor

Appendix A: Definition of Non-GAAP (Generally Accepted Accounting Principles) Measures

Performance Cash

Performance Cash represents the Corporation’s cash from operations adjusted to exclude: (1) the difference between actual and planned pension funding under the Corporation’s Long-Range Plan and (2) unplanned tax payments or benefits on divestitures of business units. This definition is used in our annual incentive plan for performance limitation testing and in our award agreements for RSUs, LTIP and PSUs. The performance limitation is described on page 40. To illustrate, we calculate Performance Cash as follows:

Cash Flow ($M)	2015	2013–2015
Cash from Operations	$5,101	$13,513

Pension Funding Adjustment
Actual Pension Funding	91	4,588
Planned Pension Funding	0	3,140
Delta	91	1,448
Adjustment for Unplanned Tax Payments / (Benefits) on Divestitures	0	(16)
Net Adjusting Items	$91	$1,432
Performance Cash	$5,192	$14,945

Disclosure Regarding Forward-Looking Statements

This proxy statement contains statements that, to the extent they are not recitations of historical fact, constitute forward-looking statements within the meaning of the federal securities laws, and are based on our current expectations and assumptions. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties. Actual results may differ materially due to factors such as:

●	our reliance on contracts with the U.S. Government, all of which are conditioned upon the availability of funding;
●	declining budgets; affordability initiatives; the implementation of automatic sequestration under the Budget Control Act of 2011 or Congressional actions intended to replace sequestration;
●	risks related to the development, production, performance, schedule, cost and requirements of complex and technologically advanced programs including our largest, the F-35 program;
●	economic, industry, business and political conditions (domestic and international) including their effects on governmental policy;
●	our success in growing international sales and expanding into adjacent markets and risks associated with doing business in new markets and internationally;
●	the competitive environment for our products and services, including increased market pressures in our services businesses, competition from outside the aerospace and defense industry, and increased bid protests;

●	planned production rates for significant programs and compliance with stringent performance and reliability standards;
●	the performance of key suppliers, teammates, venture partners, subcontractors and customers;
●	the timing and customer acceptance of product deliveries;
●	our ability to attract and retain key personnel and transfer knowledge to new personnel; the impact of work stoppages or other labor disruptions;
●	the impact of cyber or other security threats or other disruptions to our businesses;
●	our ability to implement capitalization changes such as share repurchase activity and pension funding or debt levels;
●	our ability to recover certain costs under U.S. Government contracts and changes in contract mix;
●	the accuracy of our estimates and projections;
●	risk of a future impairment of goodwill or other long-term assets;
●	movements in interest rates and other changes that may affect pension plan assumptions and actual returns on pension plan assets;
●	realizing the anticipated benefits of acquisitions or divestitures, ventures, teaming arrangements or internal reorganizations, and our efforts to increase the efficiency of our operations and improve the affordability of our products and services;

2016 Proxy Statement	91

Appendix A: Definition of Non-GAAP (Generally Accepted Accounting Principles) Measures

●	our ability to successfully integrate the Sikorsky business and realize synergies and other expected benefits of the acquisition;
●	adjustments required as a result of the ongoing purchase accounting analysis related to the Sikorsky acquisition;
●	risks related to the completion of the Corporation’s previously announced transaction with Leidos Holdings, Inc. related to the Corporation’s IS&GS business segment, including anticipated terms and timing, obtaining Leidos stockholder and regulatory approvals and anticipated tax treatment; the dependency of any split-off transaction on market conditions and the value to be received in any split-off transaction;

●	the adequacy of our insurance and indemnities;
●	materials availability;
●	the effect of changes in or interpretation of legislation, regulation or policy, including those applicable to procurement (including competition from fewer and larger prime contractors), cost allowability or recovery, accounting, taxation, or export; and

●	the outcome of legal proceedings, bid protests, environmental remediation efforts, government allegations that we have failed to comply with law, other contingencies and U.S. Government identification of deficiencies in our business systems.

These are only some of the factors that may affect the forward-looking statements contained in this proxy statement. For a discussion identifying additional important factors that could cause actual results to vary materially from those anticipated in the forward-looking statements, see the Corporation’s filings with the SEC including, but not limited to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended Dec. 31, 2015. The Corporation’s filings may be accessed through the Investor Relations page of its website, www.lockheedmartin.com/investor, or through the website maintained by the SEC at www.sec.gov.

Except where required by applicable law, the Corporation expressly disclaims a duty to provide updates to forward-looking statements after the date of this proxy statement to reflect subsequent events, changed circumstances, changes in expectations, or the estimates and assumptions associated with them. The forward-looking statements in this proxy statement are intended to be subject to the safe harbor protection provided by the federal securities laws.

Appendix B: Lockheed Martin Corporation 2011 Incentive
Performance Award Plan, as Amended and Restated

SECTION 1. Purpose.

The purpose of this Plan is to benefit the Corporation’s stockholders by encouraging high levels of performance by individuals who contribute to the success of the Corporation and its Subsidiaries and to enable the Corporation and its Subsidiaries to attract, motivate, retain and reward talented and experienced individuals. This purpose is to be accomplished by providing eligible employees with an opportunity to obtain or increase their proprietary interest in the Corporation and thereby align their interests with those of the Corporation’s stockholders, and by providing eligible employees with additional incentives to join or remain with the Corporation and its Subsidiaries.

SECTION 2. Definitions; Rules of Construction.

(a) Defined Terms. The terms defined in this Section shall have the following meanings for purposes of this Plan:

“Award” means an award granted pursuant to Section 4.

“Award Agreement” means an agreement described in Section 6 entered into between the Corporation and a Participant, setting forth the terms and conditions of an Award granted to a Participant.

“Backlog” means either funded backlog (unfilled firm orders for which funding has been both authorized and appropriated by the customer) or unfunded backlog (unfilled firm orders for which funding has not been authorized and appropriated by the customer), as determined by the Committee at the time an Award is granted.

“Beneficiary” means a person or persons (including a trust or trusts) validly designated by a Participant, in the event of the Participant’s death, as the Participant’s beneficiary under this Plan, or, in the absence of a valid designation, the Participant’s estate.

“Board of Directors” or “Board” means the Board of Directors of the Corporation.

“Cash-Based Awards” means Awards that, if paid, must be paid in cash and that are neither denominated in nor have a value derived from the value of, nor an exercise right or conversion privilege at a price related to, shares of Stock, as described in Section 4(a)(6).

“Cash Flow” means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.

“Change in Control” means a change in control as defined in Section 7(c).

92     www.lockheedmartin.com/investor

Appendix B: Lockheed Martin Corporation 2011 Incentive Performance Award Plan, as Amended and Restated

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Committee described in Section 8.

“Corporation” means Lockheed Martin Corporation.

“Date of Grant” means the date specified by the Committee as the date on which an Award is to be granted (which date shall be no earlier than the date the resolution approving the Award is adopted by the Committee), or if no such date is specified by the Committee, the date on which the Committee adopts a resolution making the Award.

“Deferred Dividend Equivalent” or “DDE” means a Dividend Equivalent that is accrued during the restricted period set forth in an Award Agreement and that becomes payable to a Participant upon the expiration or termination of such restricted period.

“Dividend Equivalent” means an amount equal to the cash dividends that would have been paid had a Participant owned a share of Stock during the restricted period set forth in an Award Agreement.

“Employee” means any officer (whether or not also a director) or any key salaried employee of the Corporation or any of its Subsidiaries, but excludes, in the case of an Incentive Stock Option, an Employee of any Subsidiary that is not a “subsidiary corporation” of the Corporation as defined in Code Section 424(f).

“EPS” means earnings per common share on a fully diluted basis determined in accordance with GAAP.

“EPS Growth” means the increase (on a dollar or percentage basis) in EPS for a specified period as compared to a comparable prior period, as specified by the Committee at the time an Award is granted.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Executive Officer” means executive officer as defined in Rule 3b-7 under the Exchange Act, provided that, if the Board has designated the executive officers of the Corporation for purposes of reporting under the Exchange Act, the designation by the Board shall be conclusive for purposes of this Plan.

“Fair Market Value” means the closing sale price of the relevant security as reported by the New York Stock Exchange on its web site as the closing price (or, if the security is not so listed or if the principal market on which it is traded is not the New York Stock Exchange, such other reporting system as shall be selected by the Committee) on the relevant date, or, if no sale of the security is reported for that date, the next preceding day for which there is a reported sale. The Committee shall determine the Fair Market Value of any security that is not publicly traded, using criteria as it shall determine, in its sole direction, to be appropriate for the valuation.

“Free Cash Flow” means net cash flow from operations as determined in accordance with GAAP, less the amount identified as capital expenditures as presented in the Corporation’s Statement of Cash Flows.

“Free Cash Flow per Share” means Free Cash Flow for a specified period divided by the average fully diluted common shares during the specified period.

“GAAP” means generally accepted accounting principles in the United States.

“Insider” means any person who is subject to the reporting obligations of Section 16(a) of the Exchange Act.

“Nonperformance-Based Award or Nonperformance-Based” means an Award that is not intended to satisfy the requirements of Section 4(b).

“Option” means a Nonqualified Stock Option or an Incentive Stock Option as described in Section 4(a)(1) or (2).

“Orders” means increases in contract values as specified in binding legal documents such as signed contracts, letters of award, notifications of award or purchase orders during a specified period.

“Participant” means an Employee who is granted an Award pursuant to this Plan so long as the Award remains outstanding.

“Percentage of Free Cash Flow to Stockholders” means the percentage of Free Cash Flow distributed to common stockholders during a specified period through dividends and stock repurchases.

“Performance-Based Awards” means an Award contemplated by Section 4(b).

“Performance Goal” means Backlog, Cash Flow, EPS, EPS Growth, Free Cash Flow per Share, Orders, Percentage of Free Cash Flow to Stockholders, ROIC, Sales, Segment Operating Profit, Segment ROIC or Total Stockholder Return, and “Performance Goals” means any combination thereof. Except as the context otherwise requires, performance under any of the Performance Goals (A) may be used to measure the performance of (i) the Corporation and its Subsidiaries on a consolidated basis, (ii) the Corporation or any Subsidiary or Subsidiaries, or any combination thereof, or (iii) any one or more segments or business units of the Corporation and its Subsidiaries, in either case as the Committee determines in its sole discretion, and (B) may be compared to the performance of one or more of the companies or one or more published or specially constructed indices designated or approved by the Committee for comparison, as the Committee determines in its sole discretion.

2016 Proxy Statement	93

Appendix B: Lockheed Martin Corporation 2011 Incentive Performance Award Plan, as Amended and Restated

“Plan” means this Lockheed Martin Corporation 2011 Incentive Performance Award Plan.

“Predecessor Plan” means the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan.

“ROIC” means return on invested capital calculated as (A) average (i) net income plus (ii) interest expense times one minus the highest marginal federal corporate tax rate, divided by (B) (i) average debt (including current maturities of long-term debt) plus (ii) average stockholders’ equity, plus the postretirement amounts determined at year-end as included in the Corporation’s Statement of Stockholders’ Equity.

“Rule 16b-3” means Rule 16b-3 under Section 16 of the Exchange Act, as amended from time to time.

“Sales” means net sales determined in accordance with GAAP.

“SAR” means a Stock Appreciation Right as described in Section 4(a)(3).

“Segment Operating Profit” means operating profit calculated at the segment level.

“Segment ROIC” means return on invested capital at the segment level calculated as (A) average (i) Segment Operating Profit times one minus the highest marginal federal corporate tax rate, divided by (B) average segment net assets.

“Share-Based Awards” means Awards that are payable or denominated in or have a value derived from the value of, or an exercise right or conversion privilege at a price related to, shares of Stock, as described in Sections 4(a)(1) through (5).

“Share Units” means the number of units under a Share-Based Award that is payable solely in cash or is actually paid in cash, determined by reference to the number of shares of Stock by which the Share-Based Award is measured.

“Stock” means shares of common stock of the Corporation, par value $1.00 per share, subject to adjustments made under Section 7 or by operation of law.

“Subsidiary” means, as to any person, any corporation, association, partnership, joint venture or other business entity of which 50 percent or more of the voting stock or other equity interests (in the case of entities other than corporations), is owned or controlled (directly or indirectly) by that entity, or by one or more of the Subsidiaries of that entity, or by a combination thereof.

“Tax” or “Taxes” means any U.S. Federal, state, local, or non-U.S. income, employment, or payroll tax, excise tax, or any other tax or assessment owed with respect to any Award or other payment due to a Participant under the Plan.

“Total Stockholder Return” means with respect to the Corporation or other entities (if measured on a relative basis), the (i) change in the market price of its common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the designated period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.

(b) Financial and Accounting Terms. Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms, including terms defined herein as Performance Goals, are used as defined for purposes of, and shall be determined in accordance with, GAAP and as derived from the consolidated financial statements of the Corporation, prepared in the ordinary course of business and filed with the Securities and Exchange Commission from time to time.

(c) Rules of Construction. For purposes of this Plan and the Award Agreements, unless otherwise expressly provided or the context otherwise requires, the terms defined in this Plan include the plural and the singular, and pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms. For purposes of any Award Agreements, payments that will be made “as soon as practicable” after a specified event must be made within 90 days of the applicable event.

SECTION 3. Eligibility.

Any one or more Awards may be granted to any individual who is an Employee on the Date of Grant and who is designated by the Committee to receive an Award, provided that no individual who beneficially owns Stock possessing five percent or more of the combined voting power of all classes of stock of the Corporation shall be eligible to participate in this Plan.

SECTION 4. Awards.

(a) Type of Awards. The Committee may grant any of the following types of Awards, either singly or in combination with other Awards:

(1) Nonqualified Stock Options. A Nonqualified Stock Option is an Award in the form of an option to purchase Stock that is not intended to comply with the requirements of Code Section 422 or any successor provision of the Code. The exercise price of each Nonqualified Stock Option granted under this Plan shall be not less than the Fair Market Value of the Stock on the Date of Grant of the Option. All Nonqualified Stock Options shall be treated as Performance-Based Awards subject to the applicable restrictions under Section 4(b).

(2) Incentive Stock Options. An Incentive Stock Option is an Award in the form of an option to purchase Stock that is intended to comply with the requirements of Code Section 422 or any successor provision of the Code. The exercise price of each Incentive Stock Option granted under this Plan shall

94     www.lockheedmartin.com/investor

Appendix B: Lockheed Martin Corporation 2011 Incentive Performance Award Plan, as Amended and Restated

be not less than the Fair Market Value of the Stock on the Date of Grant of the Option. To the extent that the aggregate “fair market value” of Stock with respect to which one or more incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Corporation or of other entities referenced in Code Section 422(d)(1), the options shall be treated as Nonqualified Stock Options. For this purpose, the “fair market value” of the Stock subject to options shall be determined as of the Date of Grant of the Options. All Incentive Stock Options shall be treated as Performance-Based Awards subject to the applicable restrictions under Section 4(b).

(3) Stock Appreciation Rights. A Stock Appreciation Right or SAR is an Award in the form of a right to receive, upon surrender of the right, but without other payment, an amount based on appreciation in the value of Stock over a base price established in the Award, payable in cash, Stock or such other form or combination of forms of payout, at times and upon conditions as may be approved by the Committee. The minimum base price of a SAR granted under this Plan shall be the Fair Market Value of the underlying Stock on the Date of Grant of the SAR, or, in the case of a SAR related to an Option (whether already outstanding or concurrently granted), the exercise price of the related Option. All SARs shall be treated as Performance-Based Awards subject to the applicable restrictions under Section 4(b).

(4) Restricted Stock. Restricted Stock is an Award of shares of Stock of the Corporation that are issued, but subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine. Awards of Restricted Stock to Executive Officers that are either granted or vest upon attainment of one or more of the Performance Goals shall only be granted as Performance-Based Awards subject to the applicable restrictions under Section 4(b).

(5) Stock Units. A Stock Unit is an Award payable in cash or Stock and represented by a bookkeeping entry where the amount represented by the bookkeeping entry for each Stock Unit equals the Fair Market Value of a share of Stock on the Date of Grant and which amount shall be subsequently increased or decreased to reflect the Fair Market Value of a share of Stock on any date from the Date of Grant up to the date the Stock Unit is paid to the Participant in cash or Stock. Stock Units are not outstanding shares of Stock and do not entitle a Participant to voting or other rights with respect to Stock; provided, however, that an Award of Stock Units may provide for the crediting of Dividend Equivalents or the crediting of additional Stock Units based on the value of dividends paid on Stock while the Award is outstanding, subject in each case to the vesting, forfeiture and Performance Goals applicable to the underlying Stock Units. Awards of Stock Units to Executive Officers that are either granted or vest upon attainment of one or more of the Performance Goals shall only be granted as Performance-Based Awards subject to the applicable restrictions under Section 4(b).

(6) Cash-Based Awards. Cash-Based Awards are Awards that provide Participants with the opportunity to earn a cash payment based upon the level of performance of the Corporation relative to one or more Performance Goals established by the Committee for an award cycle of more than one but not more than five years. For each award cycle, the Committee shall determine the size of the Awards, the Performance Goals, the performance targets as to each of the Performance Goals, the level or levels of achievement necessary for award payments and the weighting of the Performance Goals, if more than one Performance Goal is applicable. Cash-Based Awards to Executive Officers that are either granted or become vested, exercisable or payable based on attainment of one or more Performance Goals shall only be granted as Performance-Based Awards subject to the applicable restrictions under Section 4(b).

(b) Special Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of Awards listed in Section 4(a) may be granted as awards that satisfy the requirements for “performance-based compensation” within the meaning of Code Section 162(m) (“Performance-Based Awards”), the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to pre-established target levels. Notwithstanding anything contained in this Section 4(b) to the contrary, any Option or SAR shall be subject only to the requirements of Section 4(b)(1) and Sections 4(c)(1) and (2) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 4(b) (with such Awards referred to as a “Qualifying Option” or a “Qualifying Stock Appreciation Right,” respectively). With the exception of any Qualifying Option or Qualifying Stock Appreciation Right, an Award that is intended to satisfy the requirements of this Section 4(b) shall be designated as a Performance-Based Award at the time of grant. Nothing in this Plan shall limit the ability of the Committee to grant Options or SARs with an exercise price or a base price greater than Fair Market Value on the Date of Grant or to make the vesting of the Options or SARs subject to Performance Goals or other business objectives or conditions.

(1) Eligible Class. The eligible class of persons for Awards under this Section 4(b) shall be all Employees.

(2) Performance Goals. The performance goals for any Awards under this Section 4(b) (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute, average or relative basis, one or more of the Performance Goals. The specific performance target(s) with respect to Performance Goal(s) will be established by the Committee in advance of the deadlines applicable under Code Section 162(m) and while the performance relating to the Performance Goal(s) remains substantially uncertain.

2016 Proxy Statement	95

Appendix B: Lockheed Martin Corporation 2011 Incentive Performance Award Plan, as Amended and Restated

(3) Committee Certification. Before any Performance-Based Award under this Section 4(b) (other than Qualifying Options and Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing (by resolution or otherwise) that the applicable Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change in Control as provided in Section 7(b).

(4) Terms and Conditions of Awards; Committee Discretion to Reduce Performance Awards. The Committee shall have discretion to determine the conditions, restrictions or other limitations, in accordance with and subject to the terms of this Plan and Code Section 162(m), on the payment of individual Performance-Based Awards under this Section 4(b). To the extent set forth in an Award Agreement, the Committee may reserve the right to reduce the amount payable in accordance with any standards or on any other basis (including the Committee’s discretion), as the Committee may determine.

(5) Adjustments for Material Changes. The Committee shall have the right to specify any adjustment that it deems necessary or appropriate to any Performance Goals and/or performance targets to take into account or exclude any extraordinary gain or loss or other event that is considered an extraordinary item under GAAP, provided the Committee exercises this right to specify the adjustment at the time the Performance Goals and/or performance targets are established under this Section 4(b). In addition, the Committee shall have the right to specify any adjustment that it deems necessary or appropriate to take into account or exclude any other gain or loss or event recognized under any accounting policy or practice affecting the Corporation and/or any Performance Goals or performance targets, provided the Committee exercises this right to exclude or take such gain or loss or event into account at the time the related Performance Goals and/or performance targets are established under this Section 4(b).

(6) Interpretation. Except as specifically provided in this Section 4(b), the provisions of this Plan and any Award Agreement shall be interpreted and administered by the Committee in a manner consistent with the requirements for qualification of Performance-Based Awards granted to Executive Officers as “performance-based compensation” under Code Section 162(m) and the regulations thereunder.

(c) Individual Limits.

(1) Share-Based Awards. The maximum number of shares of Stock that are issuable under this Plan pursuant to Options, SARs payable in shares of Stock, Restricted Stock and Stock Units payable in shares of Stock (described under Section 4(a)(5)) that are granted as Performance-Based Awards during any calendar year to any Participant shall not exceed 1,000,000, subject to adjustment as provided in Section 7; provided, that the maximum number of shares of Stock that may be granted as Restricted Stock Awards during any calendar year to any Participant under this Plan (including as Performance-Based Awards) shall not exceed 750,000 shares, subject to adjustment as provided in Section 7. Awards that are canceled during the year shall be counted against these limits.

(2) Share Unit and Cash Only SAR Awards. The aggregate number of Share Units that are issuable as Stock Units payable in cash only or SARs payable in cash only during any calendar year to any Participant as Performance-Based Awards shall not exceed 300,000, subject to adjustment as provided in Section 7. Awards that are canceled due to expiration or forfeiture during the year shall be counted against this limit.

(3) Cash-Based Awards. The aggregate amount of compensation to be paid to any Participant in respect of those Cash-Based Awards that are granted during any calendar year as Performance-Based Awards shall not exceed $10,000,000.

(d) Maximum Term of Awards. No Award that contemplates exercise or conversion may be exercised or converted to any extent, and no other Award that defers vesting, shall remain outstanding and unexercised, unconverted or unvested more than ten years after the Date of Grant of the Award.

(e) Code Section 409A. It is the intent of the Corporation that no Award under this Plan be subject to taxation under Section 409A(a)(1) of the Code. Accordingly, if the Committee determines that an Award granted under this Plan is subject to Section 409A of the Code, such Award shall be interpreted and administered to meet the requirements of Sections 409A(a)(2), (3) and (4) of the Code and thus to be exempt from taxation under Section 409A(a)(1) of the Code.

(f) Out-of-the-Money Options or Stock Appreciation Rights. In no event shall the Corporation pay cash or other consideration for Options where at the time of payment the exercise price of the Option is less than the Fair Market Value of the Stock underlying the Option or pay cash or other consideration for SARs where at the time of payment the base price established in the Award is less than the Fair Market Value of the Stock underlying the SAR.

SECTION 5. Shares of Stock and Share Units Available Under Plan.

(a) Aggregate Share Limit for Share-Based Awards. Subject to adjustment as provided in this Section 5 or Section 7, the maximum number of shares of Stock that may be subject to Options (including Incentive Stock Options), SARs payable in shares of Stock, Restricted Stock and Stock Units payable in shares of Stock granted or issued under this Plan is 12,000,000, plus the number of shares of Stock reserved for future awards under the Predecessor Plan as of February 24, 2011, plus the number of shares of Stock subject to awards outstanding under the Predecessor Plan as of February 24, 2011 that thereafter are unexercised, unconverted or

96     www.lockheedmartin.com/investor

Appendix B: Lockheed Martin Corporation 2011 Incentive Performance Award Plan, as Amended and Restated

undistributed as a result of termination, expiration or forfeiture of the award, whether or not the individual holding the award received or was credited with benefits of ownership (such as dividends, Dividend Equivalents or voting rights) during the period in which the individual’s ownership was restricted or otherwise not vested, including shares of Stock subject to Restricted Stock Awards that are subsequently reacquired by the Corporation due to termination, expiration or forfeiture.

(b) Restriction on Recycling or Reissue of Shares and Share Units. Shares of Stock issued upon the exercise of an Award or the vesting of an Award may not be used for a subsequent Award under this Plan. Any unexercised, unconverted or undistributed portion of any Award made under this Plan or any stock-based award under the Predecessor Plan resulting from termination, expiration or forfeiture of that Award shall again be available for Award under Section 5(a), whether or not the Participant has received or been credited with benefits of ownership (such as dividends, Dividend Equivalents or voting rights) during the period in which the Participant’s ownership was restricted or otherwise not vested. Shares of Stock that are issued pursuant to Restricted Stock Awards and subsequently reacquired by the Corporation due to termination, expiration or forfeiture of the Award also shall be available for reissuance under this Plan. Shares of Stock subject to an Award that are reacquired by the Corporation to satisfy a withholding obligation of the Participant shall not be available for reissue. With respect to SARs payable in shares of Stock, the number of shares of Stock subject to an Award shall be counted against the number of shares of Stock available for issuance under this Plan regardless of the number of shares of Stock actually issued to settle the SARs upon exercise.

(c) Interpretive Issues. Additional rules for determining the number of shares of Stock or Share Units authorized under this Plan or available for grant or issuance from time to time may be adopted by the Committee, as it deems necessary or appropriate.

(d) Source of Shares; No Fractional Shares. The Stock that may be issued pursuant to an Award under this Plan may be authorized but unissued Stock or Stock acquired by the Corporation or any of its Subsidiaries, subsequently or in anticipation of a transaction under this Plan, in the open market or in privately negotiated transactions. No fractional shares of Stock shall be issued under this Plan, but fractional interests may be accumulated pursuant to the terms of an Award.

(e) Consideration. The Stock issued under this Plan may be issued (subject to Section 10(d)) for any lawful form of consideration, the value of which equals the par value of the Stock or such greater or lesser value as the Committee, consistent with Sections 10(d), may require.

(f) Purchase or Exercise Price; Withholding. The exercise or purchase price (if any) of the Stock issuable pursuant to any Award and any withholding obligation under applicable tax laws shall be paid in cash or, subject to the Committee’s express authorization and the terms, restrictions, conditions and procedures as the Committee may in its sole discretion impose (subject to Section 10(d)), any one or combination of (i) cash, (ii) the delivery of shares of Stock, (iii) a reduction in the number of Shares of Stock issuable or cash payable pursuant to such Award, (iv) the delivery of a promissory note or other obligation for the future payment in money, or (v) in the case of purchase price only, labor or service as an Employee to be performed or actually performed. In the case of a payment by the means described in clause (ii) or (iii) above, the Stock to be so delivered or offset shall be determined by reference to the Fair Market Value of the Stock on the date as of which the payment or offset is made. Notwithstanding the foregoing, no Insider shall be permitted to satisfy the purchase or exercise price or withholding obligation with respect to an Award by using a method of payment otherwise authorized under this Plan or an Award Agreement if such method of payment would constitute a personal loan under Section 13(k) of the Exchange Act. If an Award Agreement to a Participant who is not an Insider authorizes a method of payment that would constitute a personal loan under Section 13(k) of the Exchange Act and the Participant subsequently becomes an Insider, then the payment method will no longer be available to the Participant and the Committee shall take whatever steps are necessary to make such payment method void as to such Participant, including but not limited to requiring the immediate payment of any note or loan previously obtained in connection with an Award.

(g) Cashless Exercise. Subject to any restrictions on Insiders pursuant to Section 13(k) of the Exchange Act, the Committee may permit the exercise of an Award and payment of any applicable withholding tax in respect of an Award by delivery of notice, subject to the Corporation’s receipt from a third party of payment (or commitment to make payment) in full in cash for the exercise price and the applicable withholding prior to issuance of Stock, in the manner and subject to the procedures as may be established by the Committee.

SECTION 6. Award Agreements.

Each Award under this Plan shall be evidenced by an Award Agreement in a form approved by the Committee setting forth, in the case of Share-Based Awards, the number of shares of Stock or Share Units, as applicable, subject to the Award, and the price (if any) and term of the Award and, in the case of Performance-Based Awards (other than a Qualifying Option or a Qualifying Stock Appreciation Right), the applicable Performance Goals. The Award Agreement also shall set forth (or incorporate by reference) other material terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of this Plan.

(a) Mandatory Provisions for Options and SARs. Award Agreements for Options and SARs payable in stock shall be deemed to contain the following provisions:

(1) Vesting: A provision providing for a minimum vesting schedule pursuant to which no Award of Options may become fully exercisable prior to the third anniversary of the Date of Grant, and to the extent an Award provides for vesting in

2016 Proxy Statement	97

Appendix B: Lockheed Martin Corporation 2011 Incentive Performance Award Plan, as Amended and Restated

installments over a period of no less than three years, no portion of an Award of Options may become exercisable prior to the first anniversary of the Date of Grant. In the event that the Participant is not an Employee on the date on which an Option would otherwise vest and become exercisable, the Options subject to that vesting date will be forfeited. Notwithstanding the foregoing, (i) any Award Agreement governing Options may provide for any additional vesting requirements, including but not limited to longer periods of required employment or the achievement of Performance Goals; (ii) any Award Agreement may provide that all or a portion of the Options subject to an Award vest immediately or, alternatively, vest in accordance with the vesting schedule but without regard to the requirement for continued employment with the Corporation (or a Subsidiary) in the event of a Change in Control, or in the case of termination of employment with the Corporation (or a Subsidiary) due to death, disability, layoff, retirement or divestiture, or in the case of a vesting period longer than three years, vest and become exercisable or fail to be forfeited and continue to vest in accordance with the schedule in the Award Agreement prior to the expiration of any period longer than three years for any reason designated by the Committee; and (iii) any Award Agreement may provide that employment by another entity be treated as employment by the Corporation (or a Subsidiary) in the event a Participant terminates employment with the Corporation (or a Subsidiary) on account of a divestiture. No Award Agreement may provide for accelerated vesting of Options on account of layoff beyond vesting of up to the portion of the vesting period from the Date of Grant to the date on which a Participant’s employment terminates. The vesting requirements of this Section 6(a) shall also apply to Award Agreements governing SARs.

(2) Option and SAR Holding Period: Subject to the authority of the Committee under Section 7, a minimum six-month period shall elapse between the date of initial grant of any Option or SAR paid in Stock and the sale of the underlying shares of Stock, and the Corporation may impose legend and other restrictions on the Stock issued on exercise of the Options or SARs to enforce this requirement.

(3) No Waivers: A provision that neither the Committee nor the Board of Directors has retained the authority to waive the requirements set forth in Sections 6(a)(1).

(b) Mandatory Provisions for Restricted Stock and Stock Units Payable in Stock. Award Agreements for Restricted Stock and Stock Units payable in Stock shall be deemed to contain the following provisions:

(1) Vesting: Provisions (I) requiring (A) a minimum vesting schedule pursuant to which no Award of Restricted Stock may become fully vested prior to the third anniversary of the Date of Grant, and to the extent an Award provides for vesting in installments over a period of no less than three years, no portion of an Award of Restricted Stock may become vested prior to the six-month anniversary of the Date of Grant, and (B) forfeiture of shares of Restricted Stock that remain unvested pursuant to the terms of the Award Agreement at the time a Participant ceases to be an Employee, (II) prohibiting accelerated immediate full vesting of Restricted Stock on account of layoff and (III) prohibiting the sale or other transfer of any shares of Restricted Stock granted under an Award prior to the date on which such shares become vested pursuant to the terms of the Award Agreement.

Notwithstanding the foregoing, any Award Agreement governing Restricted Stock may provide (i) for any additional vesting or forfeiture requirements, including but not limited to longer periods of required employment or the achievement of Performance Goals; and (ii) that Restricted Stock vests, continues to vest or vests on a pro rata basis and any forfeiture provisions or restrictions on sale of the vested portions of Restricted Stock lapse prior to the third anniversary of the Date of Grant (A) in the event of a termination of employment following a Change in Control (except that vesting may occur upon or following a Change in Control without regard to termination of employment in the case of an employee who immediately prior to the Change in Control was not an officer of the Corporation who had been elected as such by the Board), (B) in the case of termination of employment with the Corporation (or a Subsidiary) due to death, disability, layoff, retirement or divestiture (except that immediate vesting on account of layoff is limited to a pro rata portion of the Award based on the portion of the vesting period from the Date of Grant to the date on which a Participant’s employment terminates), (C) to satisfy any Tax withholding requirement with respect to the Restricted Stock, or (D) in the case of a vesting or forfeiture period longer than three years, prior to the expiration of any period longer than three years for any reason designated by the Committee. Dividends that become payable on Restricted Stock will not be payable to the Participant but shall be accrued and held by the Corporation until such time as the restrictions lapse on the underlying Restricted Stock and the shares become transferrable, at which time the accrued dividends shall be paid to the Participant; provided, however, that an Award Agreement may provide for accelerated vesting of Dividends, Dividend Equivalents, or DDEs associated with Restricted Stock to satisfy a Tax withholding requirement with respect to such Award. The vesting and forfeiture requirements of this Section 6(b) shall also apply to Award Agreements governing Stock Units payable in Stock unless the Stock Units are granted in conjunction with, or are part of, another Award.

(2) No Waivers: A provision that neither the Committee nor the Board of Directors has retained the authority to waive the requirements set forth in Section 6(b)(1).

98     www.lockheedmartin.com/investor

Appendix B: Lockheed Martin Corporation 2011 Incentive Performance Award Plan, as Amended and Restated

(c) Mandatory Provisions Applicable to All Award Agreements. Award Agreements shall be subject to the terms of this Plan and shall be deemed to include the following terms, unless the Committee in the Award Agreement consistent with applicable legal considerations, provides otherwise:

(1) Non-assignability: The Award shall not be assignable nor transferable, except by will or by the laws of descent and distribution, and during the lifetime of a Participant, the Award shall be exercised only by the Participant or by his or her guardian or legal representative. The designation of a Beneficiary hereunder shall not constitute a transfer prohibited by the foregoing provisions.

(2) Rights as Stockholder: A Participant shall have no rights as a holder of Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of the securities. Except in the case of Restricted Stock and except as provided in Section 7, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for Dividend Equivalents or similar economic benefits.

(3) Tax Withholding: Each Participant shall be responsible for payment of all Taxes imposed on such Participant with respect to an Award. All withholding Tax obligations shall be satisfied on or prior to the payment of an Award. If the Corporation concludes that any withholding Tax is required with respect to any Award (including with respect to associated Dividends, Dividend Equivalents, or DDEs), and the Participant has not otherwise made arrangements acceptable to the Corporation to satisfy the withholding Tax obligation, the Corporation may (i) offset an amount sufficient to satisfy the withholding Tax obligation against any obligation of the Corporation to the Participant, (ii) reduce the amount of the Award (including associated Dividends, Dividend Equivalents, or DDEs) paid to the Participant by an amount sufficient to satisfy the withholding Tax obligation, or (iii) require the Participant or his or her Beneficiary to pay the Corporation an amount in cash equal to the withholding Tax obligation. The satisfaction of any withholding Taxes with respect to Share-Based Awards also may be satisfied by cashless exercise as provided in Section 5(g).

(d) Other Provisions. Award Agreements may include other terms and conditions as the Committee shall approve, including but not limited to the following:

(1) Other Terms and Conditions: Any other terms not inconsistent with the terms of this Plan as are necessary, appropriate, or desirable to effect an Award to a Participant, including provisions describing the treatment of an Award in the event of the death, disability, layoff, retirement, divestiture or other termination of a Participant’s employment with or services to the Corporation or a Subsidiary, any provisions relating to the vesting, exercisability, forfeiture or cancellation of the Award, any requirements for continued employment, any other restrictions or conditions (including performance requirements and holding periods) of the Award and the method by which the restrictions or conditions lapse, procedures acceptable to the Committee (if any) with respect to the effect on the Award of a Change in Control, subject, in the case of Performance-Based Awards, to the requirements for “performance-based compensation” under Code Section 162(m) and in the case of Options, SARs payable in shares of Stock, Restricted Stock and Stock Units payable in shares of Stock, to the requirements of Sections 6(a), (b) and (7).

(2) Non-competition and non-solicitation clause: A provision or provisions requiring the forfeiture or recoupment of an Award (whether or not vested) on account of activities deemed by the Committee in its sole discretion to be harmful to the Corporation, including but not limited to employment with a competitor, misuse of the Corporation’s proprietary or confidential information, or solicitation of the Corporation’s employees.

(3) Claw-back: A provision entitling the Corporation to recoup any Award (whether or not vested) or value received for an Award under circumstances specified in the Award Agreement or regulations, rules or interpretations of the Securities and Exchange Commission or other applicable law.

(e) Contract Rights, Forms and Signatures. Any obligation of the Corporation to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and an Award Agreement. Subject to the provisions of Section 8(h), no Award shall be enforceable until the Award Agreement or an acknowledgement of receipt has been signed by the Participant and on behalf of the Corporation by an Executive Officer (other than the recipient) or his or her delegate. By executing the Award Agreement or otherwise providing an acknowledgement of receipt, a Participant shall be deemed to have accepted and consented to the terms of this Plan and any action taken in good faith under this Plan by and within the discretion of the Committee, the Board of Directors or their delegates. Unless the Award Agreement otherwise expressly provides, there shall be no third party beneficiaries of the obligations of the Corporation to the Participant under the Award Agreement.

SECTION 7. Adjustments; Change in Control; Acquisitions.

(a) Adjustments. If there shall occur any recapitalization, stock dividend, stock split (including a stock split in the form of a stock dividend), reverse stock split, merger, combination, consolidation, or other reorganization or any extraordinary dividend or other extraordinary distribution in respect of the Stock (whether in the form of cash, Stock or other property), or any split-up, spin-off, split-off, extraordinary redemption, or exchange of outstanding Stock, or there shall occur any other similar corporate transaction or event in respect of the Stock, or a sale of all or substantially all the assets of the Corporation as an entirety, then the Committee shall, in the manner and to the extent, if any, as it deems appropriate

2016 Proxy Statement	99

Appendix B: Lockheed Martin Corporation 2011 Incentive Performance Award Plan, as Amended and Restated

and equitable to the Participants and consistent with the terms of this Plan, and taking into consideration the effect of the event on the holders of the Stock, proportionately adjust any or all of the following:

(1) the number and type of shares of Stock and Share Units that thereafter may be made the subject of Awards (including the specific maximum and numbers of shares of Stock or Share Units set forth elsewhere in this Plan),

(2) the number and type of shares of Stock, Share Units, cash or other property subject to any or all outstanding Awards,

(3) the grant, purchase or exercise price, or conversion ratio of any or all outstanding Awards, or of the Stock, other property or Share Units underlying the Awards,

(4) the securities, cash or other property deliverable upon exercise or conversion of any or all outstanding Awards,

(5) subject to Section 4(b), the Performance Goals or other standards appropriate to any outstanding Performance-Based Awards, or

(6) any other terms as are affected by the event.

Notwithstanding the foregoing, in the case of an Incentive Stock Option, no adjustment shall be made that would cause this Plan to violate Section 424(a) of the Code or any successor provisions thereto, without the written consent of the Participant adversely affected thereby. The Committee may act prior to an event described in this Section 7(a) (including at the time of an Award by means of more specific provisions in the Award Agreement) if deemed necessary or appropriate to permit the Participant to realize the benefits intended to be conveyed by an Award in respect of the Stock in the case of an event described in Section 7(a).

(b) Change in Control. The Committee may, in the Award Agreement, provide for the effect of a Change in Control on an Award. Such provisions may include but are not limited to any one or more of the following with respect to any or all Awards: (i) the specific consequences of a Change in Control on the Awards; (ii) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from, the Awards; (iii) a reservation of the Committee’s right to determine in its discretion at any time that there shall be full acceleration or no acceleration of benefits under the Awards; (iv) that only certain or limited benefits under the Awards shall be accelerated; (v) that the Awards shall be accelerated for a limited time only; or (vi) that acceleration of the Awards shall be subject to additional conditions precedent (such as a termination of employment following a Change in Control).

In addition to any action required or authorized by the terms of an Award, the Committee may take any other action it deems appropriate to ensure the equitable treatment of Participants in the event of or in anticipation of a Change in Control, including but not limited to any one or more of the following with respect to any or all Awards: (i) the waiver of conditions on the Awards that were imposed for the benefit of the Corporation; (ii) provision for the cash settlement of the Awards for their equivalent cash value, as determined by the Committee, as of the date of a Change in Control; (iii) provisions for the assumption or continuation of the Award and the substitution for shares of stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares, exercise or conversion price and conditions of the Award; or (iv) such other modification or adjustment to the Awards as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. The Committee also may accord any Participant a right to refuse any acceleration of exercisability, vesting or benefits, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve.

Notwithstanding the foregoing provisions of this Section 7(b) or any provision in an Award Agreement to the contrary, if any Award to any Insider is accelerated to a date that is less than six months after the Date of Grant, the Committee may prohibit a sale of the underlying Stock (other than a sale by operation of law), and the Corporation may impose legend and other restrictions on the Stock to enforce this prohibition.

(c) Change in Control Definition. For purposes of this Plan, a “Change in Control” shall include and be deemed to occur upon one or more of the following events:

(1) A tender offer or exchange offer is consummated for the ownership of securities of the Corporation representing 25 percent or more of the combined voting power of the Corporation’s then outstanding voting securities entitled to vote in the election of directors of the Corporation.

(2) The consummation of a merger, combination, consolidation, recapitalization, or other reorganization of the Corporation with one or more other entities that are not Subsidiaries if, as a result of the consummation of the merger, combination, consolidation, recapitalization or other reorganization, less than 75 percent of the outstanding voting securities of the surviving or resulting corporation shall immediately after the event be owned in the aggregate by the stockholders of the Corporation (directly or indirectly), determined on the basis of record ownership as of the date of determination of holders entitled to vote on the action (or in the absence of a vote, the day immediately prior to the event).

(3) Any person (as this term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25 percent or more of the combined voting power of the Corporation’s then outstanding securities entitled to vote in the election of directors of the Corporation.

100     www.lockheedmartin.com/investor

Appendix B: Lockheed Martin Corporation 2011 Incentive Performance Award Plan, as Amended and Restated

(4) At any time within any period of two years after a tender offer, merger, combination, consolidation, recapitalization, or other reorganization or a contested director election, or any combination of these events, the “Incumbent Directors” shall cease to constitute at least a majority of the authorized number of members of the Board. For purposes hereof, “Incumbent Directors” shall mean the persons who were members of the Board immediately before the first of these events and the persons who were elected or nominated as their successors or pursuant to increases in the size of the Board by a vote of at least three-fourths of the Board members who were then Board members (or successors or additional members so elected or nominated).

(5) The stockholders of the Corporation approve a plan of liquidation and dissolution of the Corporation, or a sale or transfer of all or substantially all of the Corporation’s business and/or assets as an entirety to an entity that is not a Subsidiary is consummated.

Notwithstanding the foregoing, in the event the Committee determines that an Award could be subject to taxation under Section 409A(a)(1) of the Code, a Change in Control shall have no effect on the Award unless the Change in Control also would constitute a change in the ownership or effective control of the Corporation or in the ownership of a substantial portion of the assets of the Corporation within the meaning of Section 409A(a)(2)(A)(v) of the Code.

(d) Business Acquisitions. Awards may be granted under this Plan on terms and conditions as the Committee considers appropriate, which may differ from those otherwise required by this Plan, to the extent necessary to reflect a substitution for or assumption of stock incentive awards held by employees of other entities who become Employees of the Corporation or a Subsidiary as the result of a merger, consolidation or business combination of the employing entity with, or the acquisition of assets or stock of the employing entity by, the Corporation or a Subsidiary, directly or indirectly.

SECTION 8. Administration.

(a) Committee Authority and Structure. This Plan and all Awards granted under this Plan shall be administered by the Management Development and Compensation Committee of the Board or such other committee of the Board as may be designated by the Board and constituted so as to permit this Plan to comply with the disinterested administration requirements of Rule 16b-3 under the Exchange Act and the “outside director” requirement of Code Section 162(m). The Board shall designate the members of the Committee. Notwithstanding the foregoing, any action taken under this Plan by the Management Development and Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer this Plan and Awards granted under this Plan shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 8(a) or otherwise provided in any charter of the Committee.

(b) Selection and Grant. The Committee shall have the authority to determine the Employees to whom Awards will be granted under this Plan, the type of Award or Awards to be made, and the nature, amount, pricing, timing, and other terms of Awards to be made to any one or more of these individuals, subject to the terms of this Plan.

(c) Construction and Interpretation. The Committee shall have the power to interpret and administer this Plan and Award Agreements, and to adopt, amend and rescind related rules and procedures. All questions of interpretation and determinations with respect to this Plan, the number of shares of Stock, SARs, or Share Units or other Awards granted, and the terms of any Award Agreements, the adjustments required or permitted by Section 7, and other determinations hereunder shall be made by the Committee and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Agreement and any non-discretionary provisions of this Plan, the terms of this Plan shall govern.

(d) Limited Authority of Committee to Change Terms of Awards. In addition to the Committee’s authority under other provisions of this Plan (including Sections 7 and 9), the Committee shall have the authority to accelerate the exercisability or vesting of an Award, to extend the term or waive early termination provisions of an Award (subject to the maximum ten-year term under Section 4(d)), and to waive the Corporation’s rights with respect to an Award or restrictive conditions of an Award (including forfeiture conditions), in any case in such circumstances as the Committee deems appropriate. Notwithstanding the foregoing, the Committee’s authority under this Section 8(d) is subject to any express limitations of this Plan (including under Sections 6(a), 6(b), 7 and 9) and this Section 8(d) does not authorize the Committee to accelerate exercisability or vesting or waive early termination provisions if that acceleration or waiver would be inconsistent with the mandatory vesting requirements set forth in Sections 6(a)(1) and 6(b)(1).

(e) Rule 16b-3 Conditions; Bifurcation of Plan. It is the intent of the Corporation that this Plan and Share-Based Awards hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies any applicable requirements of Rule 16b-3, so that these persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 under the Exchange Act and will not be subjected to avoidable liability thereunder as to Awards intended to be entitled to the benefits of Rule 16b-3. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 8(e), that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed disregarded as to Awards intended as Rule 16b-3 exempt Awards. Notwithstanding anything to the contrary in this Plan, the provisions of this Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of this Plan or any Award Agreement intended (or required in order) to satisfy the applicable

2016 Proxy Statement	101

Appendix B: Lockheed Martin Corporation 2011 Incentive Performance Award Plan, as Amended and Restated

requirements of Rule 16b-3 are only applicable to Insiders and to those Awards to Insiders intended to satisfy the requirements of Rule 16b-3.

(f) Delegation and Reliance. The Committee may delegate to the officers or employees of the Corporation the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of this Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority to grant or amend an Award or with respect to substantive decisions or functions regarding this Plan or Awards as these relate to the material terms of Performance-Based Awards to Executive Officers or to the timing, eligibility, pricing, amount or other material terms of Awards to Insiders. In making any determination or in taking or not taking any action under this Plan, the Board and the Committee may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer, employee or agent of the Corporation shall be liable for any such action or determination taken or made or omitted in good faith.

(g) Exculpation and Indemnity. Neither the Corporation nor any member of the Board of Directors or of the Committee, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken or not taken in good faith under this Plan or for the failure of an Award (or action in respect of an Award) to satisfy Code requirements as to incentive stock options or to realize other intended tax consequences, to qualify for exemption or relief under Rule 16b-3 or to comply with any other law, compliance with which is not required on the part of the Corporation.

(h) Notices, Signature, Delivery. Whenever a signature, notice or delivery of a document, or acknowledgement of receipt of a document, is required or appropriate under this Plan or pursuant to an Award Agreement, signature, notice, delivery or acknowledgement may be accomplished by paper or written format, or, subject to Section 10(d), by electronic means. In the event electronic means are used for the signature, notice or delivery of a document, or acknowledgement of receipt of a document, the electronic record or confirmation of that signature, notice, delivery or acknowledgement maintained by or on behalf of the Corporation shall for purposes of this Plan and any applicable Award Agreement be treated as if it was a written signature, notice or acknowledgement and was delivered in the manner provided herein for a written document.

SECTION 9. Amendment and Termination of this Plan.

The Board of Directors may at any time terminate, suspend or discontinue this Plan. The Board of Directors may amend this Plan at any time, provided that any material amendment to this Plan will not be effective unless approved by the Corporation’s stockholders. For this purpose, a material amendment is any amendment that would (i) materially increase the number of shares of Stock available under this Plan or issuable to a Participant (other than a change in the number of shares made pursuant to Section 7); (ii) change the types of awards that may be granted under this Plan; (iii) expand the class of persons eligible to receive awards or otherwise participate in this Plan; (iv) reduce the price at which an Option is exercisable or the base price of a SAR, either by amendment of an Award Agreement or by substitution of a new Award at a reduced price (other than as permitted in Section 7); or (v) require stockholder approval pursuant to the New Stock Exchange Listed Company Manual (so long as the Corporation is a listed company on the New York Stock Exchange) or applicable law. The Committee may at any time alter or amend any or all Award Agreements under this Plan in any manner that would be authorized for a new Award under this Plan, including but not limited to any manner set forth in Section 8(d) (subject to any applicable limitations thereunder), so long as such an amendment would not require approval of the Corporation’s stockholders, if such amendment was made to this Plan. Notwithstanding the foregoing, no such action by the Board or the Committee shall, in any manner adverse to a Participant other than as expressly permitted by the terms of an Award Agreement, affect any Award then outstanding and evidenced by an Award Agreement without the consent in writing of the Participant or a Beneficiary who has become entitled to an Award thereunder.

SECTION 10. Miscellaneous.

(a) Unfunded Plan. This Plan shall be unfunded. Neither the Corporation, the Board of Directors nor the Committee shall be required to segregate any assets that may at any time be represented by Awards made pursuant to this Plan. Neither the Corporation, the Board of Directors, nor the Committee shall be deemed to be a trustee of any amounts to be paid or securities to be issued under this Plan.

(b) Rights of Employees.

(1) No Right to an Award. Status as an Employee shall not be construed as a commitment that any one or more Awards will be made under this Plan to an Employee or to Employees generally. Status as a Participant shall not entitle the Participant to any additional future Awards.

(2) No Assurance of Employment. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee or Participant any right to continue in the employ or other service of the Corporation or any Subsidiary or constitute any contract (of employment or otherwise) or limit in any way the right of the Corporation or any Subsidiary to change a person’s compensation or other benefits or to terminate the employment of a person with or without cause.

102     www.lockheedmartin.com/investor

Appendix B: Lockheed Martin Corporation 2011 Incentive Performance Award Plan, as Amended and Restated

(c) Effective Date; Duration. This Plan has been adopted by the Board of Directors of the Corporation and shall become effective upon and shall be subject to the approval of the Corporation’s stockholders. This Plan shall remain in effect until any and all Awards under this Plan have been exercised, converted or terminated under the terms of this Plan and applicable Award Agreements. Notwithstanding the foregoing, no Award may be granted under this Plan after April 27, 2021. Notwithstanding the foregoing, any Award granted under this Plan on or prior to April 27, 2021 may be amended after such date in any manner that would have been permitted prior to such date, except that no such amendment shall increase the number of shares of Stock or Stock Units subject to, comprising or referenced in such Award (other than in accordance with Section 7(a)).

(d) Compliance with Laws. This Plan, Award Agreements, and the grant, exercise, conversion, operation and vesting of Awards, and the issuance and delivery of shares of Stock and/or other securities or property or the payment of cash under this Plan, Awards or Award Agreements, are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal insider trading, registration, reporting and other securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable to comply with all legal requirements. Any securities delivered under this Plan shall be subject to such restrictions (and the person acquiring such securities shall, if requested by the Corporation, provide such evidence, assurance and representations to the Corporation as to compliance with any thereof) as counsel to the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

(e) Applicable Law. This Plan, Award Agreements and any related documents and matters shall be governed by and in accordance with the laws of the State of Maryland (without regard to its provisions regarding choice of law), except as to matters of federal law.

(f) Awards to Participants Outside the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws of other countries in which the Corporation and its Subsidiaries operate or have employees, the Committee shall have the authority to modify the terms and conditions of Awards granted to Employees outside the United States to comply with applicable foreign laws and to take any action, before or after an Award is made, that it deems necessary or advisable to obtain approval or comply with local government, regulatory, tax, exemption, approval or other requirements.

(g) Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Corporation, the Board of Directors or the Committee to grant awards or authorize any other compensation, with or without reference to the Stock, under any other plan or authority.

2016 Proxy Statement	103

JOIN US FOR THE ANNUAL MEETING	Lockheed Martin Center for Leadership Excellence Auditorium 6777 Rockledge Drive Bethesda, Maryland 20817

Parking Garage 6720-C Rockledge Drive Bethesda, Maryland 20817 (Parking will be validated and shuttles will transport stockholders to the Auditorium.)

No parking is available at the Center for Leadership Excellence. If you plan to drive, proceed to the parking garage and a shuttle will take you to the Auditorium. Please plan additional time in your schedule for the shuttle. Shuttle service will begin at 7:15 a.m. The Annual Meeting will begin promptly at 8:00 a.m.

DIRECTIONS FROM LOCAL AIRPORTS

From Dulles International Airport	●	Dulles Airport Access Road to VA-267 E
	●	Merge onto I-495 N toward Baltimore/Bethesda
	●	Take exit 38 for I-270 SPUR N toward Rockville/Frederick
	●	Take exit 1 for Democracy Blvd E
	●	Turn left at Fernwood Road
	●	Turn right at Rockledge Drive
	●	Turn right to Parking Garage at 6720-C Rockledge Drive

From Ronald Reagan National Airport	●	George Washington Pkwy N
	●	Exit onto I-495 N toward Baltimore/Bethesda
	●	Exit onto I-270 SPUR N toward Rockville/Frederick
	●	Take exit 1 for Democracy Blvd E
	●	Turn left at Fernwood Road
	●	Turn right at Rockledge Drive
	●	Turn right to Parking Garage at 6720-C Rockledge Drive

From Baltimore/Washington International Airport	●	I-195 W onto I-95 South towards Washington
	●	Exit onto I-495 W toward Silver Spring/Bethesda
	●	Merge onto I-270 SPUR N toward Frederick
	●	Take exit 1B toward Rockledge Drive
	●	Turn left at Rockledge Drive
	●	Turn right at Rockledge Drive
	●	Turn right to Parking Garage at 6720-C Rockledge Drive

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxy votes submitted by Internet or telephone must be received by 1:00 a.m., Eastern Daylight Savings Time, on April 28, 2016 (except as otherwise set forth on the reverse of this card).

Vote by Internet
●	Go to www.investorvote.com
●	Or scan the QR Code with your smartphone.
●	Follow the steps outlined on the secure website.

Vote by telephone
●	Call toll free 1-800-652-VOTE (8683) within the U.S., U.S. territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
●	Or dial 1-781-575-2300 from outside the U.S.
●	Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposal: Election of Directors (see below): The Board of Directors recommends a vote FOR all the nominees.

1. Nominees:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Daniel F. Akerson	☐	☐	☐	05 - Bruce A. Carlson	☐	☐	☐	09 - James M. Loy	☐	☐	☐
02 - Nolan D. Archibald	☐	☐	☐	06 - James O. Ellis, Jr.	☐	☐	☐	10 - Joseph W. Ralston	☐	☐	☐
03 - Rosalind G. Brewer	☐	☐	☐	07 - Thomas J. Falk	☐	☐	☐	11 - Anne Stevens	☐	☐	☐
04 - David B. Burritt	☐	☐	☐	08 - Marillyn A. Hewson	☐	☐	☐

B	Proposals: The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.
		For	Against	Abstain
2.	Ratification of Appointment of Ernst & Young LLP as Independent Auditors for 2016	☐	☐	☐

3.	Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)	☐	☐	☐

4.	Management Proposal to Re-Approve Performance Goals for the 2011 Incentive Performance Award Plan	☐	☐	☐
The Board of Directors recommends a vote AGAINST Proposal 5.
		For	Against	Abstain
5.	Stockholder Proposal on Special Meeting Stock Ownership Threshold	☐	☐	☐

C	Non-Voting Items
Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Check this box to pre-register and request an admission ticket. If a family member will accompany you, provide his/her name and address in the Comments box.	☐

<STOCK#> 029M7B

Admission to the Annual Meeting

Whether or not you plan to attend the Annual Meeting, you can be sure that your shares are represented at the meeting by promptly voting your shares via the Internet, by telephone or mail as described on the other side of this form.

If you plan to attend the Annual Meeting on Thursday, April 28, 2016 at 8:00 a.m. (Eastern Daylight Savings Time), we must receive your request for an admission ticket no later than Friday, April 22, 2016. All attendees will be required to present valid, government-issued photographic identification with the admission ticket and enter through a security check point. Cameras, cell phones, and other electronic devices will not be permitted.

Meeting Location	Parking Garage
Lockheed Martin Center for Leadership Excellence Auditorium	6720-C Rockledge Drive
6777 Rockledge Drive	Bethesda, Maryland 20817
Bethesda, Maryland 20817	(Parking will be validated and shuttles will transport
stockholders to the Auditorium.)

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

LOCKHEED MARTIN CORPORATION

Proxy Card For 2016 Annual Meeting of Stockholders

The undersigned hereby appoints Nolan D. Archibald, David B. Burritt and Thomas J. Falk, each of them proxies (Proxies) of the undersigned with respect to common stock of Lockheed Martin Corporation (Corporation) owned by the undersigned, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of Stockholders (Annual Meeting) of the Corporation to be held at 8:00 a.m., Eastern Daylight Savings Time, on April 28, 2016, at Lockheed Martin Center for Leadership Excellence Auditorium, 6777 Rockledge Drive, Bethesda, Maryland 20817, and at any adjournments or postponements thereof. The Proxies shall vote in accordance with the instructions indicated on this card, and are authorized to vote in their discretion on other business that may properly come before the meeting and any adjournments or postponements. The Proxies will vote as the Board of Directors recommends where a choice is not specified.

If the undersigned is a participant in a 401(k) or defined contribution plan(s) with a Lockheed Martin stock account for which State Street Bank and Trust Company is not a Trustee, the undersigned hereby instructs the Trustee of that plan(s) to vote such shares of stock in accordance with the instructions on the reverse side of this card. Plan shares must be voted no later than 11:59 p.m. Eastern Daylight Savings Time on April 25, 2016.

Please mark, date and sign this card and return it promptly in the enclosed envelope. To vote by Internet or telephone, see the instructions on the reverse side. This proxy is solicited on behalf of the Corporation’s Board of Directors.

To vote in accordance with the Board of Directors’ recommendations, please sign and date below; no boxes need to be checked.

D	Authorized Signatures — Date and sign below. This section must be completed for your vote to be counted.

Please sign this proxy as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all previous proxies given by the signer to vote at the Annual Meeting or any adjournments thereof.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposal: Election of Directors (see below): The Board of Directors recommends a vote FOR all the nominees.

1. Nominees:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Daniel F. Akerson	☐	☐	☐	05 - Bruce A. Carlson	☐	☐	☐	09 - James M. Loy	☐	☐	☐
02 - Nolan D. Archibald	☐	☐	☐	06 - James O. Ellis, Jr.	☐	☐	☐	10 - Joseph W. Ralston	☐	☐	☐
03 - Rosalind G. Brewer	☐	☐	☐	07 - Thomas J. Falk	☐	☐	☐	11 - Anne Stevens	☐	☐	☐
04 - David B. Burritt	☐	☐	☐	08 - Marillyn A. Hewson	☐	☐	☐

B	Proposals: The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.
		For	Against	Abstain
2.	Ratification of Appointment of Ernst & Young LLP as Independent Auditors for 2016	☐	☐	☐

3.	Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)	☐	☐	☐

4.	Management Proposal to Re-Approve Performance Goals for the 2011 Incentive Performance Award Plan	☐	☐	☐
The Board of Directors recommends a vote AGAINST Proposal 5.
		For	Against	Abstain
5.	Stockholder Proposal on Special Meeting Stock Ownership Threshold	☐	☐	☐

029M8B

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

LOCKHEED MARTIN CORPORATION

Proxy Card For 2016 Annual Meeting of Stockholders

The undersigned hereby appoints Nolan D. Archibald, David B. Burritt and Thomas J. Falk, each of them proxies (Proxies) of the undersigned with respect to common stock of Lockheed Martin Corporation (Corporation) owned by the undersigned, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of Stockholders (Annual Meeting) of the Corporation to be held at 8:00 a.m., Eastern Daylight Savings Time, on April 28, 2016, at Lockheed Martin Center for Leadership Excellence Auditorium, 6777 Rockledge Drive, Bethesda, Maryland 20817, and at any adjournments or postponements thereof. The Proxies shall vote in accordance with the instructions indicated on this card, and are authorized to vote in their discretion on other business that may properly come before the meeting and any adjournments or postponements. The Proxies will vote as the Board of Directors recommends where a choice is not specified.

If the undersigned is a participant in a 401(k) or defined contribution plan(s) with a Lockheed Martin stock account for which State Street Bank and Trust Company is not a Trustee, the undersigned hereby instructs the Trustee of that plan(s) to vote such shares of stock in accordance with the instructions on the reverse side of this card. Plan shares must be voted no later than 11:59 p.m. Eastern Daylight Savings Time on April 25, 2016.

Please mark, date and sign this card and return it promptly in the enclosed envelope. This proxy is solicited on behalf of the Corporation’s Board of Directors.

To vote in accordance with the Board of Directors’ recommendations, please sign and date below; no boxes need to be checked.

C	Authorized Signatures — Date and sign below. This section must be completed for your vote to be counted.
Please sign this proxy as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all previous proxies given by the signer to vote at the Annual Meeting or any adjournments thereof.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Voting directions submitted by Internet or telephone must be received by 11:59 p.m., Eastern Daylight Savings Time, on April 25, 2016 for participants in one of the Corporation’s 401(k) or defined contribution plans with Lockheed Martin common stock allocated to his or her account(s).

Vote by Internet
●	Go to www.investorvote.com
●	Or scan the QR Code with your smartphone.
●	Follow the steps outlined on the secure website.

Vote by telephone
●	Call toll free 1-800-652-VOTE (8683) within the U.S., U.S. territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
●	Or dial 1-781-575-2300 from outside the U.S.
●	Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Voting Direction Card
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposal: Election of Directors (see below): The Board of Directors recommends a vote FOR all the nominees.

1. Nominees:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Daniel F. Akerson	☐	☐	☐	05 - Bruce A. Carlson	☐	☐	☐	09 - James M. Loy	☐	☐	☐
02 - Nolan D. Archibald	☐	☐	☐	06 - James O. Ellis, Jr.	☐	☐	☐	10 - Joseph W. Ralston	☐	☐	☐
03 - Rosalind G. Brewer	☐	☐	☐	07 - Thomas J. Falk	☐	☐	☐	11 - Anne Stevens	☐	☐	☐
04 - David B. Burritt	☐	☐	☐	08 - Marillyn A. Hewson	☐	☐	☐

B	Proposals: The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.
		For	Against	Abstain
2.	Ratification of Appointment of Ernst & Young LLP as Independent Auditors for 2016	☐	☐	☐

3.	Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)	☐	☐	☐

4.	Management Proposal to Re-Approve Performance Goals for the 2011 Incentive Performance Award Plan	☐	☐	☐
The Board of Directors recommends a vote AGAINST Proposal 5.
		For	Against	Abstain
5.	Stockholder Proposal on Special Meeting Stock Ownership Threshold	☐	☐	☐

C	Non-Voting Items
Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Check this box to pre-register and request an admission ticket. If a family member will accompany you, provide his/her name and address in the Comments box.	☐

<STOCK#> 029M7B

Admission to the Annual Meeting

Whether or not you plan to attend the Annual Meeting, you can be sure that your shares are represented at the meeting by promptly voting your shares via the Internet, by telephone or mail as described on the other side of this form.

If you plan to attend the Annual Meeting on Thursday, April 28, 2016 at 8:00 a.m. (Eastern Daylight Savings Time), we must receive your request for an admission ticket no later than Friday, April 22, 2016. All attendees will be required to present valid, government-issued photographic identification with the admission ticket and enter through a security check point. Cameras, cell phones, and other electronic devices will not be permitted.

Meeting Location	Parking Garage
Lockheed Martin Center for Leadership Excellence Auditorium	6720-C Rockledge Drive
6777 Rockledge Drive	Bethesda, Maryland 20817
Bethesda, Maryland 20817	(Parking will be validated and shuttles will transport
stockholders to the Auditorium)

IMPORTANT NOTICE TO PARTICIPANTS WITH LOCKHEED MARTIN CORPORATION COMMON STOCK ALLOCATED TO ACCOUNTS IN CERTAIN COMPANY SPONSORED SAVINGS PLANS:

Dear Plan Participant:

State Street Bank and Trust Company (State Street) is the Trustee with respect to the Lockheed Martin Corporation common stock held in the following plans:

Lockheed Martin Corporation Salaried Savings Plan
Lockheed Martin Corporation Hourly Employee Savings Plan Plus
Lockheed Martin Corporation Capital Accumulation Plan
Lockheed Martin Corporation Capital Accumulation Plan for Hourly Employees
Lockheed Martin Corporation Operations Support Savings Plan
Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees
Lockheed Martin Corporation Basic Benefit Plan for Hourly Employees

This voting direction card is used for the purpose of providing confidential voting directions to State Street with respect to the shares held in the plans listed above. All matters to be voted upon at the Annual Meeting of Stockholders are extremely important and are described in the Proxy Statement.

Sincerely,

State Street Bank and Trust Company, Trustee

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

LOCKHEED MARTIN CORPORATION

Proxy Voting Direction Card For 2016 Annual Meeting of Stockholders

State Street Bank and Trust Company, as Trustee of the plans listed above, is directed to vote the shares of Lockheed Martin Corporation (Corporation) common stock allocated to my account(s) in one or more of the plans listed above, at the Annual Meeting of Stockholders (Annual Meeting) of the Corporation to be held at 8:00 a.m., Eastern Daylight Savings Time, on April 28, 2016, at Lockheed Martin Center for Leadership Excellence Auditorium, 6777 Rockledge Drive, Bethesda, Maryland 20817, with respect to the election of directors and the proposals and at any adjournments or postponements. State Street will vote in accordance with the directions indicated on this card. State Street will vote signed cards that are returned in accordance with recommendations of the Board of Directors where voting directions are not specified. If no voting direction is received or if this proxy voting direction card is returned unsigned, the shares allocated to my account(s) will be voted by State Street in proportion to those shares allocated to accounts of participants for which timely directions were received, unless contrary to ERISA. Plan Participants are requested to mark, date and sign this card and return it promptly in the enclosed envelope. To vote by Internet or telephone, see instructions on the reverse side. This proxy is solicited on behalf of the Corporation’s Board of Directors.

D	Authorized Signatures — Date and sign below. This section must be completed for your vote to be counted.
Please sign this proxy voting direction card as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all previous proxies given by the signer to vote at the Annual Meeting or any adjournments thereof.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[[company_logo]]

Lockheed Martin Corporation
Annual Meeting of Stockholders
April 28, 2016 at 8:00 a.m. Eastern Daylight Savings Time
Lockheed Martin Center for Leadership
Excellence Auditorium
6777 Rockledge Drive
Bethesda, Maryland 20817

Control Number:[[SingleControlNumber]]

To: [[Registration]]

Lockheed Martin Corporation’s 2016 Annual Meeting Materials including the 2015 Annual Report and 2016 Proxy Statement are now available online. You may also vote your shares online for the Annual Stockholders Meeting.

To view the Proxy Statement visit:
http:

To view the Annual Report visit:
http:

To cast your vote, please visit www.investorvote.com and follow the on-screen instructions. You will be prompted to enter the Proxy Login Control Number above in this e-mail to access this voting site. Note that votes submitted through this site must be received by 1:00 a.m. Eastern Daylight Savings Time, April 28, 2016.

You may also vote your shares by telephone by calling (800) 652-8683 within the U.S., Canada and Puerto Rico and (781) 575-2300 from other countries. Follow the instructions provided by the recorded message. You will need the Proxy Login Control Number above in this e-mail for voting identification purposes.

Thank you for submitting your very important vote.

Questions? For additional assistance regarding your account please visit www.computershare.com/ContactUs where you will find useful FAQs, phone numbers and our secure online contact form.

Please do not reply to this email. This mailbox is not monitored and you will not receive a response.

LOCKHEED MARTIN CORPORATION
ANNUAL MEETING FOR HOLDERS AS OF 2/26/16
TO BE HELD ON 4/28/16

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date.

Vote by Internet:	www.proxyvote.com

Vote by Phone:	1-800-454-8683

Vote by Mail:	Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E02570-P73799
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following materials are available at www.proxyvote.com: Notice and Proxy Statement and Annual Report

The Board of Directors recommends you vote FOR the following director-nominees:

1.	Election of Directors

	Nominees:		For	Against	Abstain
	1a.	Daniel F. Akerson	☐	☐	☐
	1b.	Nolan D. Archibald	☐	☐	☐
	1c.	Rosalind G. Brewer	☐	☐	☐
	1d.	David B. Burritt	☐	☐	☐
	1e.	Bruce A. Carlson	☐	☐	☐
	1f.	James O. Ellis, Jr.	☐	☐	☐
	1g.	Thomas J. Falk	☐	☐	☐
	1h.	Marillyn A. Hewson	☐	☐	☐
	1i.	James M. Loy	☐	☐	☐
	1j.	Joseph W. Ralston	☐	☐	☐
	1k.	Anne Stevens	☐	☐	☐
PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:		For	Against	Abstain

2.	Ratification of Appointment of Ernst & Young LLP as Independent Auditors for 2016	☐	☐	☐

3.	Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)	☐	☐	☐

4.	Management Proposal to Re-Approve Performance Goals for the 2011 Incentive Performance Award Plan	☐	☐	☐

The Board of Directors recommends you vote AGAINST proposal 5:

5.	Stockholder Proposal on Special Meeting Stock Ownership Threshold	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

DATE:	March 16, 2016

TO:	Lockheed Martin Savings Plan Participants

FROM:	Maryanne R. Lavan, Senior Vice President, General Counsel and Corporate Secretary

SUBJECT:	Important Notice Regarding Availability of Lockheed Martin Proxy Materials

Lockheed Martin employees are the largest holders of our common stock (representing approximately 14% of our outstanding shares). As a Lockheed Martin savings plan participant, you are entitled to vote your shares held through the Lockheed Martin savings plans on the matters to be voted upon at the Corporation’s Annual Meeting of Stockholders on April 28, 2016.

Tomorrow, you will receive an email from Computershare Trust Company, N.A. (cpucommunications.com), our independent registrar and transfer agent, with a subject line of “Important Notice Regarding Availability of Lockheed Martin Proxy Materials.” The email will include a link to the Corporation’s 2015 Annual Report and 2016 Proxy Statement (together, the Proxy Materials). It will also contain information on how to vote your shares confidentially through the Internet or by telephone.

Your vote is very important. Please watch your email from Computershare and vote promptly. Note that you may receive multiple proxy packages and voting instructions (electronically and/or by mail). These materials may not be duplicates as you may hold shares of Lockheed Martin stock in multiple accounts. Please be sure to vote all of your shares in each of your accounts in accordance with the directions on the proxy card(s) and/or voting instruction form(s) you receive.

A hard copy of the Proxy Materials can be requested by calling 1-877-223-3863 (toll free) or 1-267-468-0767, if outside the U.S. Requests will be fulfilled until 3:00 p.m. Eastern Daylight Savings Time on April 18, 2016.

Please note: Computer settings vary and unknown email addresses, such as those from Computershare, may sometimes be directed to your “Junk Email” folder. These items can be recovered by dragging and dropping the email from your “Junk Email” folder to your “Inbox.”

Email to Employee Plan Participants (to be sent 03/17/16)

Email subject will be:

Important Notice Regarding Availability of Lockheed Martin
Proxy Materials

Annual Report, Proxy Statement and Voting Instructions for the Lockheed Martin Corporation Annual Meeting of Stockholders on April 28, 2016

Proxy Login Control Number:

To: Lockheed Martin Corporation Savings Plan Participants

You are receiving this email because you are a participant in a Lockheed Martin Corporation savings plan. Instead of receiving your 2015 Annual Report and 2016 Proxy Statement (Proxy Materials) by mail, you can conveniently access your Proxy Materials and vote online at www.investorvote.com. To view the Proxy Materials and cast your vote, enter the Proxy Login Control Number above (without any spaces) and follow the on-screen instructions.

To obtain a hard copy of Proxy Materials (free of charge):
●	Call toll free 1-877-223-3863 within the U.S.
●	Call 1-267-468-0767 from outside the U.S.
●	Requests must be received by 3:00 p.m., Eastern Daylight Savings Time, on April 18, 2016

Voting deadline:
●	11:59 p.m., Eastern Daylight Savings Time, on Monday, April 25, 2016

Please note that you may receive multiple proxy packages and voting instructions (electronically and/or by mail). These materials may not be duplicates as you may hold shares of Lockheed Martin stock in multiple accounts. Please be sure to vote all of your shares in each of your accounts in accordance with the directions on the proxy card(s) and/or voting instruction form(s) you receive.

Please cast your vote today!

Computershare Trust Company, N.A.
Independent Registrar and Transfer Agent for Lockheed Martin Corporation

Email Reminder to Employee Plan Participants (to be sent 04/01/16 and 04/15/16)

Email will have date when sent

Email subject will be:

Reminder Notice - Important Notice Regarding Availability of Lockheed Martin
Proxy Materials

Annual Report, Proxy Statement and Voting Instructions for the Lockheed Martin Corporation Annual Meeting of Stockholders on April 28, 2016

Proxy Login Control Number:

To: Lockheed Martin Corporation Savings Plan Participants

You are receiving this email because you are a participant in a Lockheed Martin Corporation savings plan. Instead of receiving your 2015 Annual Report and 2016 Proxy Statement (“Proxy Materials”) by mail, you can conveniently access your Proxy Materials and vote online at www.investorvote.com. To view the Proxy Materials and cast your vote, enter the Proxy Login Control Number above (without any spaces) and follow the on-screen instructions.

To obtain a hard copy of Proxy Materials (free of charge):
●	Call toll free 1-877-223-3863 within the U.S.
●	Call 1-267-468-0767 from outside the U.S.
●	Requests must be received by 3:00 p.m., Eastern Daylight Savings Time, on April 18, 2016

Voting deadline:
●	11:59 p.m., Eastern Daylight Savings Time, on Monday, April 25, 2016

Please note that you may receive multiple proxy packages and voting instructions (electronically and/or by mail). These materials may not be duplicates as you may hold shares of Lockheed Martin stock in multiple accounts. Please be sure to vote all of your shares in each of your accounts in accordance with the directions on the proxy card(s) and/or voting instruction form(s) you receive.

Please cast your vote today!

Computershare Trust Company, N.A.
Independent Registrar and Transfer Agent for Lockheed Martin Corporation

EVERCORE TRUST COMPANY, N.A.

IMPORTANT NOTICE TO PARTICIPANTS WITH LOCKHEED
MARTIN CORPORATION COMMON STOCK ALLOCATED
TO THEIR ACCOUNT

Dear Plan Participant:

The enclosed 2016 proxy materials have been prepared at the direction of the Board of Directors of Lockheed Martin Corporation (“Lockheed Martin”) in connection with its solicitation of proxies for the Annual Meeting of Stockholders to be held on April 28, 2016.

Evercore Trust Company, N.A. (“EVERCORE”), is the voting trustee with respect to the shares of Lockheed Martin Corporation common stock (“Common Stock”) held in the SANDIA CORPORATION SAVINGS AND INCOME PLAN (the “Plan”). The enclosed Annual Meeting Proxy Card (the “proxy card”) is used for the purpose of giving voting instructions to EVERCORE with respect to shares held in the Plan. This letter provides information concerning the voting of Common Stock held in the Plan.

The recommendations of the Board of Directors with respect to matters to be voted upon at the Annual Meeting of Stockholders are printed on the proxy card. If you want to follow the Board’s recommendations on all matters, you can do so by signing, dating and returning the proxy card in the enclosed postage-paid envelope without checking any of the boxes on the proxy card. You may also provide voting instructions electronically by Internet or touch-tone telephone, as explained below.

All matters to be voted upon at this meeting are extremely important and are described in the enclosed proxy materials. You should carefully read these materials and follow the instructions below to complete and return the proxy card or provide voting instructions electronically by Internet or telephone.

VOTING DEADLINE

In order to ensure that your voting instructions to EVERCORE are tabulated in a timely fashion, your proxy card, Internet or telephone instructions must be received no later than 11:59 p.m. Eastern Daylight Savings Time on April 25, 2016.

If you wish to provide voting instructions by returning the proxy card, you must complete, sign, date and return your proxy card in the envelope provided in time for it to be received by the voting deadline. Please return your proxy card in the envelope provided which is addressed to Computershare Trust Company, N.A. the confidential vote tabulator for EVERCORE.

EVERCORE’S RESPONSIBILITIES

As the voting trustee with respect to the Lockheed Martin Corporation Common Stock held in the SANDIA Plan, EVERCORE’s responsibilities include providing proxy materials to participants, ensuring the confidentiality of participants’ voting instructions, voting shares in accordance with participant instructions, and voting shares for which no instructions are received from participants.

HOW TO GIVE VOTING INSTRUCTIONS

These instructions explain how you may give voting instructions to EVERCORE with respect to shares of Lockheed Martin Corporation Common Stock held in the Plan.

Only EVERCORE can vote the shares of Common Stock held by the Plan. However, under the terms of the Plan, each participant is entitled to instruct EVERCORE on how to vote all shares allocated to his or her account. You may instruct EVERCORE to vote “for” or “against” any particular matter or to abstain from voting on that matter. If you sign, date and return the proxy card but do not check any boxes on the card, EVERCORE will vote the shares in accordance with the Board’s recommendations on the proxy card.

You may also provide voting instructions to EVERCORE by using the Internet or a touch-tone telephone. Simply access www.investorvote.com on the Internet, scan the QR code included in the proxy materials or dial 1-800-652-8683 on a touch-tone telephone and follow the directions. You must have your proxy card available when you vote by Internet or telephone. If you return the proxy card and also provide voting instructions by Internet and/or telephone, EVERCORE will follow your latest instructions. For this purpose, the date on your proxy card will be the date for those instructions. If it is not possible to determine which voting instructions are the latest, EVERCORE will follow your latest dated electronic voting instructions.

Failure to Provide Instructions

If you fail to sign, date and return the proxy card or vote by Internet or telephone, EVERCORE will vote shares allocated to your account in its sole discretion.

CONFIDENTIALITY

Your voting instructions to EVERCORE are confidential. EVERCORE will not disclose how you voted or if you voted, unless required to do so by law. You should feel free to instruct EVERCORE to vote in the manner you think is best.

QUESTIONS

If you have any questions about your voting rights under the Plan, the proxy card or the confidentiality of your vote, please contact EVERCORE between the hours of 8:30 a.m. and 4:00 p.m. Pacific time at 1-888-296-2891.

EVERCORE TRUST COMPANY, N.A.
VOTING TRUSTEE
Dated March 11, 2016